UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

              Investment Company Act file number           811-5850
                                                --------------------------------

                             OneAmerica Funds, Inc.
   --------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                 1 American Square, Indianapolis, IN, 46282-8216
  ----------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                Constance E. Lund
                 1 American Square, Indianapolis, IN, 46282-8216
   ---------------------------------------------------------------------------
                     (Name and address of agent for service)

        Registrant's telephone number, including area code: 317-285-1877
                                                            ------------

                   Date of fiscal year end: December 31, 2007
                                            -----------------

                   Date of reporting period: December 31, 2007
                                             -----------------

Form N-CSR is to be used by management investment companies to file reports with the Commission no later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N- CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, D.C. 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS

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                                DECEMBER 31, 2007
--------------------------------------------------------------------------------

                             [GRAPHIC OF ONEAMERICA]

[LOGO OF ONEAMERICA] ONEAMERICA(R) FUNDS, INC.
                     ANNUAL REPORT

NOTE: The report and the financial statements contained herein are submitted for the general information of the Participants. The report is not to be distributed to prospective investors as sales literature unless accompanied or preceded by an effective prospectus of OneAmerica Funds, Inc., and AUL American Unit Trust, AUL American Individual Unit Trust, AUL American Individual Variable Life Unit Trust or AUL American Individual Variable Annuity Unit Trust which contains further information concerning the sales charge, expenses and other pertinent information.

Registered group and individual variable annuity and variable life contracts issued by American United Life Insurance Company(R) (AUL) are distributed by OneAmerica Securities, Inc., Member FINRA, SIPC, a wholly owned subsidiary of AUL.

--------------------------------------------------------------------------------
P-12757 12/31/07                                       ONEAMERICA(R) FUNDS, INC.
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                                                              1/17/08 9:48:39 AM

--------------------------------------------------------------------------------
                Directors and Officers of OneAmerica Funds, Inc.

Jean L. Wojtowicz, Chairwoman of      Dayton H. Molendorp, President
   the Board of Directors             Thomas M. Zurek, Secretary
William R. Brown, Director            Constance E. Lund, Treasurer
Stephen J. Helmich, Director (1)      Richard M. Ellery, Assistant Secretary and
James W. Murphy, Director                Chief Compliance Officer
K. Lowell Short, Jr., Director (1)    Daniel Schluge, Assistant Treasurer
Gilbert F. Viets, Director (1)

(1) Audit Committee

[PHOTO OF DAYTON H. MOLENDORP]  A Message
                                From
                                The President
                                of OneAmerica Funds, Inc.

I am pleased to provide you with the 2007 annual report for OneAmerica Funds, Inc. This report includes performance results, financial information and manager comments which I hope you will find useful in monitoring your investments.

OneAmerica Funds, Inc. began operations in 1990 and includes five investment portfolios. Assets under management have grown to over $1 billion. The Value Portfolio outperformed the Russell 3000 Value Index over the one, five and 10-year time periods. Although the Asset Director Portfolio lagged its benchmark last year due to its overweighting in domestic common stocks, it continues to outperform over the five and 10-year time horizons. The Socially Responsive Portfolio, which opened during the first half of 2006, has increased its assets under management by 58 percent.

In all likelihood, 2007 was unsettling for many investors. Major equity indices posted below average investment returns during the year as investors focused on the spreading housing crisis. Meanwhile, Treasury securities rallied in response to a "flight to quality" and outperformed higher risk bond investments. As a result, investors experienced increased volatility and uneasiness during the year.

Investment performance for each portfolio in OneAmerica Funds, Inc. has been listed below. I encourage your careful review of the portfolio managers' comments on the following pages. They will provide additional insight into the market environment and specific drivers of portfolio investment performance.

PORTFOLIO                                 CLASS O              ADVISOR CLASS
---------                                 -------              -------------
Value Portfolio                            3.6%                    3.3%
Money Market Portfolio                     4.8%                    4.5%
Investment Grade Bond Portfolio            6.4%                    6.1%
Asset Director Portfolio                   5.1%                    4.8%
Socially Responsive Portfolio              3.5%                    3.1%

Performance numbers for the OneAmerica portfolios are net of investment advisory fees and other expenses paid by each portfolio but do not reflect specified contract charges and mortality and expense risk charges.

Donald J. Stuhldreher and James W. Murphy, who have served OneAmerica Funds, Inc. as directors for a number of years, retired after reaching our mandatory retirement age. I wish to thank them for their many contributions to the fund and its shareholders.

As always, I am grateful for the confidence you have placed in us and your continued investment in OneAmerica Funds, Inc.

                                                      /s/ Dayton H. Molendorp

                                                          Dayton H. Molendorp
                                                          President
                                                          OneAmerica Funds, Inc.

Indianapolis, Indiana
February 14, 2008

[PHOTO OF KATHRYN HUDSPETH]  A Message
                             From
                             Kathryn Hudspeth,
                             Portfolio Manager of the Value Portfolio

The Value Portfolio invests primarily in equity securities selected on the basis of fundamental investment research for their long-term growth prospects. The portfolio uses a "value, multi-cap" approach when selecting securities, concentrating on companies that appear undervalued compared to the market and to their own historic valuation levels.

The year 2007 can be described as a year of disappointments, surprises and increased volatility. The first half of the year provided attractive stock market gains with the Dow Jones Industrial Average (DJIA) breaking above two price level milestones - 13000 and 14000. But worries about the housing crisis and the potential for a U.S. recession caused increased pressure on stock prices in the second half of the year. Although the broad market indices ended the year in positive territory, the DJIA experienced its first formal correction since 2003 by declining 10% from its October peak.

After an extended period of outperformance of value style investing, we experienced a dramatic shift in leadership during 2007. As the possibility of an economic slowdown increased, investors flocked to growth sectors that tend to hold up better during periods of economic weakness. Returns of large capitalization growth companies were particularly strong, on average, as they were expected to benefit from their significant international sales presence and the weakened U.S. dollar.

The investment return for the Value Portfolio - Class O shares was 3.6% for calendar 2007. It underperformed the S&P 500 during the year due to its value emphasis. However, it outperformed the Russell 3000 Value Index (a commonly used multi-cap value benchmark) which DECLINED by 1.0% during the year. The portfolio benefited from its shift from small value names to large value companies. However, the portfolio's value mandate prevented it from moving heavily into growth sectors.

During 2008, we can expect a continuation of the heightened volatility that became commonplace in 2007. Equity investors will be watching the unfolding housing crisis and the impact it has on consumer spending and economic growth. Investors will also be looking to the Federal Reserve to provide liquidity to the system as they attempt to prevent a recession without igniting inflation. Presidential elections will bring additional uncertainty to the table.

As a result, we believe the environment for stocks will remain challenging in the current year with noticeable performance disparities between different styles and market capitalizations. Portfolio diversification will continue to be a critical component of overall asset allocation.

ONEAMERICA VALUE PORTFOLIO - CLASS O

    [CHART OF ONEAMERICA VALUE PORTFOLIO - CLASS O]

                        VALUE
                  PORTFOLIO - CLASS O          S&P 500
12/97                  $10,000                 $10,000
03/98                   10,987                  11,395
06/98                   10,945                  11,771
09/98                    9,497                  10,600
12/98                   10,712                  12,858
03/99                   10,708                  13,498
06/99                   11,876                  14,449
09/99                   10,718                  13,548
12/99                   10,611                  15,564
03/00                   10,345                  15,920
06/00                   10,214                  15,497
09/00                   11,543                  15,346
12/00                   12,487                  14,145
03/01                   12,265                  12,467
06/01                   13,623                  13,197
09/01                   11,905                  11,259
12/01                   13,899                  12,463
03/02                   15,148                  12,498
06/02                   14,405                  10,823
09/02                   11,642                   8,956
12/02                   12,926                   9,709
03/03                   12,289                   9,404
06/03                   14,386                  10,852
09/03                   15,333                  11,139
12/03                   17,644                  12,496
03/04                   18,332                  12,707
06/04                   18,513                  12,927
09/04                   18,359                  12,685
12/04                   20,285                  13,856
03/05                   20,257                  13,558
06/05                   20,690                  13,744
09/05                   21,868                  14,239
12/05                   22,292                  14,536
03/06                   24,258                  15,148
06/06                   23,365                  14,930
09/06                   23,985                  15,777
12/06                   25,311                  16,834
03/07                   26,306                  16,942
06/07                   28,560                  18,006
09/07                   28,169                  18,371
12/07                   26,214                  17,759

                             [END CHART]

--------------------------------------------------------------------------------
        AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2007
--------------------------------------------------------------------------------

                                        Value -              S&P 500
                                        Class O
One Year                                   3.6%                 5.5%
Five Years                                15.2%                12.8%
Ten Years                                 10.1%                 5.9%
Value of a hypothetical $10,000
   investment made on 12/31/97          $26,214               $17,759
--------------------------------------------------------------------------------

The charts above show the Value Portfolio - Class O's total returns, which include changes in share price and reinvestment of dividends and capital gains. Figures for the S&P 500, an unmanaged index of common stocks, include reinvestment of dividends and capital gains. S&P 500 is a registered trademark of Standard & Poor's Corporation. Investors cannot directly invest in an index.

Performance numbers for the Value Portfolio - Class O are net of all portfolio operating expenses, but do not include separate account or contract charges. If performance data included the effect of these charges, the returns would be lower. Past performance is no guarantee of future results. Principal and investment return will vary, so shares may be worth more or less than their original cost when redeemed.

ONEAMERICA VALUE PORTFOLIO - ADVISOR CLASS

    [CHART OF ONEAMERICA VALUE PORTFOLIO - ADVISOR CLASS]

                        VALUE
             PORTFOLIO - ADVISOR CLASS         S&P 500
12/97                  $10,000                 $10,000
03/98                   10,979                  11,395
06/98                   10,928                  11,771
09/98                    9,475                  10,600
12/98                   10,679                  12,858
03/99                   10,668                  13,498
06/99                   11,823                  14,449
09/99                   10,662                  13,548
12/99                   10,548                  15,564
03/00                   10,277                  15,920
06/00                   10,139                  15,497
09/00                   11,450                  15,346
12/00                   12,379                  14,145
03/01                   12,148                  12,467
06/01                   13,483                  13,197
09/01                   11,774                  11,259
12/01                   13,736                  12,463
03/02                   14,960                  12,498
06/02                   14,215                  10,823
09/02                   11,480                   8,956
12/02                   12,738                   9,709
03/03                   12,102                   9,404
06/03                   14,158                  10,852
09/03                   15,076                  11,139
12/03                   17,336                  12,496
03/04                   18,000                  12,707
06/04                   18,164                  12,927
09/04                   17,999                  12,685
12/04                   19,873                  13,856
03/05                   19,829                  13,558
06/05                   20,237                  13,744
09/05                   21,373                  14,239
12/05                   21,770                  14,536
03/06                   23,673                  15,148
06/06                   22,785                  14,930
09/06                   23,371                  15,777
12/06                   24,644                  16,834
03/07                   25,593                  16,942
06/07                   27,764                  18,006
09/07                   27,364                  18,371
12/07                   25,448                  17,759

                      [END CHART]

--------------------------------------------------------------------------------
        AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2007
--------------------------------------------------------------------------------

                                         Value -              S&P 500
                                     Advisor Class
One Year                                  3.3%                  5.5%
Five Years                               14.9%                 12.8%
Ten Years                                 9.8%                  5.9%
Value of a hypothetical $10,000
   investment made on 12/31/97          $25,448               $17,759
--------------------------------------------------------------------------------

The charts above show the Value Portfolio - Advisor Class' total returns, which include changes in share price and reinvestment of dividends and capital gains. Figures for the S&P 500, an unmanaged index of common stocks, include reinvestment of dividends and capital gains. S&P 500 is a registered trademark of Standard & Poor's Corporation. Investors cannot directly invest in an index.

Performance information, shown for the periods prior to the Advisor Class inception date (3/31/2003), in the Average Annual Total Returns table shows performance for the fund's Class O shares, adjusted to reflect distribution and/or service (12b-1) fees and other expenses paid by the Advisor Class shares. Although Class O and the Advisor Class shares would have similar returns (because all the Fund's shares represent interests in the same portfolio of securities), Advisor Class performance would be lower than Class O performance because of the lower expenses paid by Class O shares.

Performance numbers for the Value Portfolio - Advisor Class are net of all portfolio operating expenses, but do not include separate account or contract charges. If performance data included the effect of these charges, the returns would be lower. Past performance is no guarantee of future results. Principal and investment return will vary, so shares may be worth more or less than their original cost when redeemed.

[PHOTO OF EDWARD ZHOU               A Message
MARK SCHMAHL. DAVID WEISENBURGER    From
DAVID MCCONAHA, KENT ADAMS,         the Management Team of the
JOHN MASON]                         Investment Grade Bond Portfolio
                                    (Front: Edward Zhou, Mark Schmahl.
                                    Back: David Weisenburger (team leader),
                                    David McConaha, Kent Adams, John Mason)

The OneAmerica Investment Grade Bond Portfolio invests primarily in U.S. Treasury and Agency bonds and notes, corporate bonds, and U.S. Agency-backed residential mortgage obligations. Portfolio holdings can range in maturity from overnight money market investments to bonds with maturities of thirty years or longer. The average duration of the Portfolio can be reduced or extended to reflect our interest rate outlook. The portfolio management team will alter the mix of corporate bonds, U.S. Agencies and Treasuries, and mortgage-backed securities based upon the team's view of the relative attractiveness of each asset class.

As of the end of 2007, the average security rating assigned by Moody's Investors Service within the Investment Grade Bond Portfolio was Aa. Approximately 52% of the Portfolio was invested in U.S. Treasuries, Agencies, and other high quality mortgage and asset-backed securities. The Portfolio was also invested in investment grade corporate bonds (32%), high yield corporate bonds (5%), cash (2%), and other investment grade securities (9%).

Our expectation at the outset of 2007 was one of slightly higher rates across the yield curve, an increase in credit risk, wider credit spreads, more shareholder friendly activities (such as stock buy backs and dividend increases), and a continuation of bondholder "unfriendly" corporate events (levered recapitalizations, management buy-outs, etc.)

By late summer, the world of fixed income finance changed materially. Words like "sub-prime", "collateralized" and "structured securities" were being uttered on trading desks and in boardrooms across America as investors assessed their exposures to these types of esoteric and soon-to-be illiquid securities. Rumors abounded, enormous write-downs were taken, and CEOs "resigned". Due to increased risk aversion as the year progressed, investors holding anything other than risk-free securities were forced to mark down their positions sharply, which led to underperformance compared to their benchmarks.

The Portfolio was not immune to credit spread widening given its overweight exposure to credit-sensitive products. The Investment Grade Bond Portfolio - Class O returned 6.4% in 2007 compared to 7.0% for the Lehman Aggregate Index. While overweight positions in cash and other short-term securities were beneficial, the Portfolio's relative performance was negatively impacted by its overweight position in credit-sensitive securities. Throughout 2007, the Portfolio had no direct exposure to sub-prime housing.

As we move into 2008, the Investment Grade Bond Portfolio remains biased toward higher quality, spread-sensitive securities. Given the material downward movement in interest rates and the steepening of the yield curve, we have moved to a duration-neutral position and have no near-term desire to make a call on interest rates. The volatility we experienced over the last twelve months is likely to continue. We believe that - at a minimum - the first half of 2008 will be as challenging as the second half of 2007. Diligent, credit-focused analysis will remain our key priority going forward.

ONEAMERICA INVESTMENT GRADE BOND PORTFOLIO - CLASS O

[CHART OF ONEAMERICA INVESTMENT GRADE BOND PORTFOLIO - CLASS O]

                      LEHMAN            INVESTMENT GRADE BOND
                     AGGREGATE           PORTFOLIO - CLASS O
12/97                 $10,000                  $10,000
03/98                  10,154                   10,185
06/98                  10,392                   10,400
09/98                  10,831                   10,798
12/98                  10,868                   10,876
03/99                  10,813                   10,827
06/99                  10,717                   10,698
09/99                  10,790                   10,773
12/99                  10,777                   10,756
03/00                  11,016                   10,959
06/00                  11,206                   11,144
09/00                  11,545                   11,475
12/00                  12,031                   11,914
03/01                  12,395                   12,322
06/01                  12,464                   12,393
09/01                  13,040                   12,907
12/01                  13,046                   12,760
03/02                  13,059                   12,758
06/02                  13,542                   13,034
09/02                  14,163                   13,529
12/02                  14,386                   13,767
03/03                  14,586                   14,008
06/03                  14,950                   14,363
09/03                  14,928                   14,344
12/03                  14,976                   14,437
03/04                  15,374                   14,782
06/04                  14,999                   14,460
09/04                  15,479                   14,856
12/04                  15,626                   15,032
03/05                  15,551                   14,952
06/05                  16,019                   15,321
09/05                  15,912                   15,258
12/05                  16,006                   15,356
03/06                  15,901                   15,269
06/06                  15,889                   15,244
09/06                  16,494                   15,758
12/06                  16,699                   15,941
03/07                  16,949                   16,224
06/07                  16,861                   16,112
09/07                  17,340                   16,528
12/07                  17,860                   16,960

                      [END CHART]

--------------------------------------------------------------------------------
        AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2007
--------------------------------------------------------------------------------

                                    Investment Grade Bond -      Lehman Aggregate
                                           Class O
One Year                                    6.4%                        7.0%
Five Years                                  4.3%                        4.4%
Ten Years                                   5.4%                        6.0%
Value of a hypothetical $10,000
  investment made on 12/31/97              $16,960                     $17,860
--------------------------------------------------------------------------------

The charts above show the Bond Portfolio - Class O's total returns, which include changes in share price and reinvestment of income and capital gains. Figures for the Lehman Aggregate, an unmanaged index of government and corporate bonds, which is a broad measure of the performance of the U.S. bond market, include reinvestment of income and capital gains. Investors cannot directly invest in an index.

Performance numbers for the Bond Portfolio - Class O are net of all portfolio operating expenses, but do not include separate account or contract charges. If the performance data included the effect of these charges, the returns would be lower. Past performance is no guarantee of future results. Principal and investment return will vary, so shares may be worth more or less than their original cost when redeemed.

ONEAMERICA INVESTMENT GRADE BOND PORTFOLIO - ADVISOR CLASS

[CHART OF ONEAMERICA INVESTMENT GRADE BOND PORTFOLIO - ADVISOR CLASS]

                      LEHMAN            INVESTMENT GRADE BOND
                     AGGREGATE        PORTFOLIO - ADVISOR CLASS
12/97                 $10,000                  $10,000
03/98                  10,154                   10,178
06/98                  10,392                   10,385
09/98                  10,831                   10,774
12/98                  10,868                   10,844
03/99                  10,813                   10,788
06/99                  10,717                   10,651
09/99                  10,790                   10,718
12/99                  10,777                   10,692
03/00                  11,016                   10,887
06/00                  11,206                   11,063
09/00                  11,545                   11,383
12/00                  12,031                   11,808
03/01                  12,395                   12,204
06/01                  12,464                   12,265
09/01                  13,040                   12,765
12/01                  13,046                   12,610
03/02                  13,059                   12,600
06/02                  13,542                   12,862
09/02                  14,163                   13,340
12/02                  14,386                   13,566
03/03                  14,586                   13,791
06/03                  14,950                   14,136
09/03                  14,928                   14,150
12/03                  14,976                   14,194
03/04                  15,374                   14,523
06/04                  14,999                   14,196
09/04                  15,479                   14,574
12/04                  15,626                   14,740
03/05                  15,551                   14,650
06/05                  16,019                   15,000
09/05                  15,912                   14,927
12/05                  16,006                   15,010
03/06                  15,901                   14,914
06/06                  15,889                   14,881
09/06                  16,494                   15,371
12/06                  16,699                   15,538
03/07                  16,949                   15,790
06/07                  16,861                   15,670
09/07                  17,340                   16,074
12/07                  17,860                   16,483

                     [END CHART]

--------------------------------------------------------------------------------
        AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2007
--------------------------------------------------------------------------------

                                    Investment Grade Bond -      Lehman Aggregate
                                        Advisor Class
One Year                                    6.1%                        7.0%
Five Years                                  4.0%                        4.4%
Ten Years                                   5.1%                        6.0%
Value of a hypothetical $10,000
   investment made on 12/31/97             $16,483                     $17,860
--------------------------------------------------------------------------------

The charts above show the Investment Grade Bond Portfolio - Advisor Class' total returns, which include changes in share price and reinvestment of income and capital gains. Figures for the Lehman Aggregate, an unmanaged index of government and corporate bonds, which is a broad measure of the performance of the U.S. bond market, include reinvestment of income and capital gains. Investors cannot directly invest in an index.

Performance information, shown for the periods prior to the Advisor Class inception date (3/31/2003), in the Average Annual Total Returns table shows performance for the fund's Class O shares, adjusted to reflect distribution and/or service (12b-1) fees and other expenses paid by the Advisor Class shares. Although Class O and the Advisor Class shares would have similar returns (because all the Fund's shares represent interests in the same portfolio of securities), Advisor Class performance would be lower than Class O performance because of the lower expenses paid by Class O shares.

Performance numbers for the Investment Grade Bond Portfolio - Advisor Class are net of all portfolio operating expenses, but do not include separate account or contract charges. If the performance data included the effect of these charges, the returns would be lower. Past performance is no guarantee of future results. Principal and investment return will vary, so shares may be worth more or less than their original cost when redeemed.

                      (This Page Intentionally Left Blank)

[PHOTO OF BOND INVESTMENT MANAGEMENT TEAM]       A Message
[PHOTO OF KATHRYN HUDSPETH]                      From
                                                 the Bond Investment
                                                 Management Team and
                                                 Kathryn Hudspeth,
                                                 Portfolio Managers of the
                                                 Asset Director Portfolio

The Asset Director Portfolio is a diversified portfolio of publicly traded common stocks, various types of debt securities, and money market instruments. The Portfolio's composition is adjusted based on our evaluation of the economy, the markets, and the relative attractiveness of various asset classes.

As we reflect on 2007, we will remember terms such as: China, sub-prime, CDOs (and various other obscure acronyms), $100 a barrel oil, $800 gold, the collapse of the U.S. dollar, and the return of volatility to all major financial markets. Growth in the U.S. economy as measured by GDP was still positive, but we saw a decline in the rate of growth, and, as of this writing, some of the major Wall Street economists were predicting a domestic recession during 2008.

Arguably the most notable story of 2007, among many, will be the massive degradation in the U.S. housing market and the resultant declines in the value of sub-prime loans that were originated and sold into complex structured securities. This valuation decline caused billions of dollars in write-offs at some of the largest and most prestigious banks and brokerage firms in the world and the resignation of several notable chief executives.

The domestic equity market showed remarkable resilience last year despite increased volatility. Calendar year 2007 saw a re-emergence of growth investing at the expense of value stocks. The S&P 500 returned 5.5% while the Russell 1000 Value Index returned -0.2%. Notwithstanding the credit market's turmoil, the fixed income market performed remarkably well. The Lehman Aggregate Index (the most widely quoted proxy for the entire fixed income market) returned 7.0% as a result of the Index's exposure to U.S. Treasury and U.S Government guaranteed securities. Credit sensitive components of the index (corporate bonds, mortgage-back bonds, and asset-backed bonds) underperformed the Lehman Aggregate.

The Asset Director Portfolio - Class O shares posted a return of 5.1% in 2007. At year-end, the Portfolio was invested 61% in stocks, 31% in bonds, and 18% in cash. The Portfolio benefited from its allocation to fixed income securities throughout the year. However, the Portfolio's performance was hindered by its overweighting in stocks, particularly value stocks, and its overweighted position in "credit" securities.

Going into 2008, we expect a continuation of the events experienced during the latter half of 2007. We believe economic growth and corporate profits will slow as the sub-prime issue works its way throughout the economy. As a result, we believe the markets will remain under pressure during 2008, and we do not expect material deviations in our year-end asset class weightings during early 2008.

ONEAMERICA ASSET DIRECTOR PORTFOLIO - CLASS O

[CHART OF ONEAMERICA ASSET DIRECTOR PORTFOLIO - CLASS O]

               ASSET DIRECTOR         LEHMAN
             PORTFOLIO - CLASS O     AGGREGATE       S&P 500
12/97             $10,000             $10,000        $10,000
03/98              10,667              10,154         11,395
06/98              10,744              10,392         11,771
09/98              10,035              10,831         10,600
12/98              10,826              10,868         12,858
03/99              10,804              10,813         13,498
06/99              11,431              10,717         14,449
09/99              10,807              10,790         13,548
12/99              10,745              10,777         15,564
03/00              10,730              11,016         15,920
06/00              10,715              11,206         15,497
09/00              11,633              11,545         15,346
12/00              12,426              12,031         14,145
03/01              12,467              12,395         12,467
06/01              13,398              12,464         13,197
09/01              12,351              13,040         11,259
12/01              13,740              13,046         12,463
03/02              14,615              13,059         12,498
06/02              14,159              13,542         10,823
09/02              12,329              14,163          8,956
12/02              13,389              14,386          9,709
03/03              13,026              14,586          9,404
06/03              14,680              14,950         10,852
09/03              15,353              14,928         11,139
12/03              17,071              14,976         12,496
03/04              17,678              15,374         12,707
06/04              17,682              14,999         12,927
09/04              17,662              15,479         12,685
12/04              19,042              15,626         13,856
03/05              18,956              15,551         13,558
06/05              19,407              16,019         13,744
09/05              20,182              15,912         14,239
12/05              20,502              16,006         14,536
03/06              21,714              15,901         15,148
06/06              21,152              15,889         14,930
09/06              21,742              16,494         15,777
12/06              22,659              16,699         16,834
03/07              23,382              16,949         16,942
06/07              24,689              16,861         18,006
09/07              24,684              17,340         18,371
12/07              23,813              17,860         17,759

                     [END CHART]

-----------------------------------------------------------------------------------------------
              AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2007
-----------------------------------------------------------------------------------------------

                                       Asset Director -        S&P 500        Lehman Aggregate
                                           Class O
One Year                                     5.1%                5.5%                7.0%
Five Years                                  12.2%               12.8%                4.4%
Ten Years                                    9.1%                5.9%                6.0%
Value of a hypothetical $10,000
   investment made on 12/31/97             $23,813              $17,759             $17,860
-----------------------------------------------------------------------------------------------

The charts above show the Asset Director Portfolio - Class O's total returns, which include changes in share price and reinvestment of dividends and capital gains. Figures for the S&P 500, an unmanaged index of common stocks, includes reinvestment of dividends and capital gains. S&P 500 is a registered trademark of Standard & Poor's Corporation. Figures for the Lehman Aggregate, an unmanaged index of government and corporate bonds, which is a broad measure of the performance of the U.S. bond market, include reinvestment of income and capital gains. Investors cannot directly invest in an index.

Performance numbers for the Asset Director Portfolio - Class O are net of all portfolio operating expenses, but do not include separate account or contract charges. If performance data included the effect of these charges, it would be lower. Past performance is no guarantee of future results. Principal and investment return will vary, so shares may be worth more or less than their original cost when redeemed.

ONEAMERICA ASSET DIRECTOR PORTFOLIO - ADVISOR CLASS

[CHART OF ONEAMERICA ASSET DIRECTOR PORTFOLIO - ADVISOR CLASS]

               ASSET DIRECTOR          LEHMAN
          PORTFOLIO - ADVISOR CLASS   AGGREGATE         S&P 500
12/97             $10,000             $10,000           $10,000
03/98              10,659              10,154            11,395
06/98              10,727              10,392            11,771
09/98              10,012              10,831            10,600
12/98              10,794              10,868            12,858
03/99              10,763              10,813            13,498
06/99              11,380              10,717            14,449
09/99              10,751              10,790            13,548
12/99              10,680              10,777            15,564
03/00              10,657              11,016            15,920
06/00              10,634              11,206            15,497
09/00              11,537              11,545            15,346
12/00              12,314              12,031            14,145
03/01              12,345              12,395            12,467
06/01              13,257              12,464            13,197
09/01              12,211              13,040            11,259
12/01              13,576              13,046            12,463
03/02              14,429              13,059            12,498
06/02              13,968              13,542            10,823
09/02              12,153              14,163             8,956
12/02              13,189              14,386             9,709
03/03              12,821              14,586             9,404
06/03              14,441              14,950            10,852
09/03              15,159              14,928            11,139
12/03              16,767              14,976            12,496
03/04              17,351              15,374            12,707
06/04              17,341              14,999            12,927
09/04              17,339              15,479            12,685
12/04              18,679              15,626            13,856
03/05              18,582              15,551            13,558
06/05              19,011              16,019            13,744
09/05              19,755              15,912            14,239
12/05              20,055              16,006            14,536
03/06              21,224              15,901            15,148
06/06              20,657              15,889            14,930
09/06              21,217              16,494            15,777
12/06              22,095              16,699            16,834
03/07              22,783              16,949            16,942
06/07              24,038              16,861            18,006
09/07              24,016              17,340            18,371
12/07              23,149              17,860            17,759

                     [END CHART]

-----------------------------------------------------------------------------------------------
               AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2007
-----------------------------------------------------------------------------------------------

                                        Asset Director -       S&P 500         Lehman Aggregate
                                         Advisor Class
One Year                                     4.8%                5.5%                7.0%
Five Years                                  11.9%                12.8%               4.4%
Ten Years                                    8.8%                5.9%                6.0%
Value of a hypothetical $10,000
  investment made on 12/31/97              $23,149              $17,759             $17,860
-----------------------------------------------------------------------------------------------

The charts above show the Asset Director Portfolio - Advisor Class' total returns, which include changes in share price and reinvestment of dividends and capital gains. Figures for the S&P 500, an unmanaged index of common stocks, includes reinvestment of dividends and capital gains. S&P 500 is a registered trademark of Standard & Poor's Corporation. Figures for the Lehman Aggregate, an unmanaged index of government and corporate bonds, which is a broad measure of the performance of the U.S. bond market, include reinvestment of income and capital gains. Investors cannot directly invest in an index.

Performance information, shown for the periods prior to the Advisor Class inception date (3/31/2003), in the Average Annual Total Returns table shows performance for the fund's Class O shares, adjusted to reflect distribution and/or service (12b-1) fees and other expenses paid by the Advisor Class shares. Although Class O and the Advisor Class shares would have similar returns (because all the Fund's shares represent interests in the same portfolio of securities), Advisor Class performance would be lower than Class O performance because of the lower expenses paid by Class O shares.

Performance numbers for the Asset Director Portfolio - Advisor Class are net of all portfolio operating expenses, but do not include separate account or contract charges. If performance data included the effect of these charges, it would be lower. Past performance is no guarantee of future results. Principal and investment return will vary, so shares may be worth more or less than their original cost when redeemed.

                      (This Page Intentionally Left Blank)

[PHOTO OF ERIK LEIGHTON]                    A Message
[PHOTO OF KATHRYN HUDSPETH]                 From
                                            Erik Leighton and Kathryn Hudspeth,
                                            Portfolio Managers of the
                                            Socially Responsive Portfolio

The Socially Responsive Portfolio invests primarily in equity securities that are selected based on fundamental investment research and long-term growth prospects, attractive relative valuations and sensitivity to socially responsible principles. The portfolio may invest in companies of any size and may change composition between small, medium, and large companies depending on the outlook for the economic environment and the markets.

The portfolio focuses on securities that are sensitive to socially responsible principles. In particular, the portfolio will typically avoid investments in the following types of companies:

    o   Companies that are engaged in the manufacture of tobacco;
    o Companies that derive a significant portion of their revenues from the manufacture of alcohol;
    o   Companies that are involved in gambling as a primary line of business;
    o   Companies whose activities include direct participation in abortion; and
    o Companies that derive a significant portion of their revenues from activities that promote pornography.

The investment return for the Socially Responsive Portfolio - Class O shares was 3.5% for calendar year 2007. Its performance was basically in line with the KLD Broad Market Social Index (a commonly used socially responsible index), which returned 3.6% for the year, but underperformed the S&P 500. Within the portfolio, foreign, technology, and energy names were the best performers. Also, U.S. companies with major export business performed well. The portfolio was negatively impacted by consumer discretionary and financial holdings. Although the portfolio was underweighted in financials, the few financial holdings were severely impacted by housing and sub-prime issues.

In 2008, the portfolio will likely see a slight shift away from typical value holdings while adding more growth positions that can prosper during slowing economic conditions. Even though we will look toward a higher allocation in growth names, we will continue to look for value opportunities as well.

ONEAMERICA SOCIALLY RESPONSIVE PORTFOLIO - CLASS O

[CHART OF ONEAMERICA ASSET DIRECTOR PORTFOLIO - CLASS O]

                                SOCIALLY RESPONSIVE
                 S&P 500        PORTFOLIO - CLASS O
03/06            $10,000              $10,000
06/06              9,856                9,518
09/06             10,415                9,714
12/06             11,113               10,257
03/07             11,184               10,651
06/07             11,886               11,520
09/07             12,127               11,339
12/07             11,724               10,612

                     [END CHART]

--------------------------------------------------------------------------------
        AVERAGE ANNUAL TOTAL RETURNS FOR PERIOD ENDED DECEMBER 31, 2007
--------------------------------------------------------------------------------

                                     Socially Responsive -            S&P 500
                                           Class O
One Year                                    3.5%                        5.5%
Five Years                                   N/A                        N/A
Ten Years                                    N/A                        N/A
Since Inception (3/31/06)                   3.4%                        9.5%
Value of a hypothetical $10,000
   investment made on 3/31/06              $10,612                     $11,724
--------------------------------------------------------------------------------

The charts above show the Socially Responsive Portfolio - Class O total returns, which include changes in share price and reinvestment of dividends and capital gains. Figures for the S&P 500, an unmanaged index of common stocks, include reinvestment of dividends and capital gains. S&P 500 is a registered trademark of Standard & Poor's Corporation. Investors cannot directly invest in an index.

Performance numbers for the Socially Responsive Portfolio - Class O are net of all portfolio operating expenses, but do not include separate account or contract charges. If performance data included the effect of these charges, the returns would be lower. Past performance is no guarantee of future results. Principal and investment return will vary, so shares may be worth more or less than their original cost when redeemed.

ONEAMERICA SOCIALLY RESPONSIVE PORTFOLIO - ADVISOR CLASS

[CHART OF ONEAMERICA ASSET DIRECTOR PORTFOLIO - ADVISOR CLASS]

                                 SOCIALLY RESPONSIVE
                 S&P 500      PORTFOLIO - ADVISOR CLASS
03/06            $10,000              $10,000
06/06              9,856                9,511
09/06             10,415                9,699
12/06             11,113               10,237
03/07             11,184               10,622
06/07             11,886               11,481
09/07             12,127               11,293
12/07             11,724               10,559

                     [END CHART]

--------------------------------------------------------------------------------
        AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2007
--------------------------------------------------------------------------------

                                    Socially Responsive -           S&P 500
                                        Advisor Class
One Year                                    3.1%                     5.5%
Five Years                                   N/A                      N/A
Ten Years                                    N/A                      N/A
Since Inception (3/31/06)                   3.1%                     9.5%
Value of a hypothetical $10,000
  investment made on 3/31/06               $10,559                  $11,724
--------------------------------------------------------------------------------

The charts above show the Socially Responsive Portfolio - Advisor Class' total returns, which include changes in share price and reinvestment of income and capital gains. Figures for the S&P 500, an unmanaged index of common stocks, include reinvestment of dividends and capital gains. S&P 500 is a registered trademark of Standard & Poor's Corporation. Investors cannot directly invest in an index.

Performance numbers for the Socially Responsive Portfolio - Advisor Class are net of all portfolio operating expenses, but do not include separate account or contract charges. If the performance data included the effect of these charges, the returns would be lower. Past performance is no guarantee of future results. Principal and investment return will vary, so shares may be worth more or less than their original cost when redeemed.

                                FEES AND EXPENSES

As an indirect shareholder of the OneAmerica Funds, Inc., you incur management fees, distribution fees (with respect to the Advisor Class), and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended December 31, 2007.

ACTUAL EXPENSES
The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), and then multiply the result by the number in the first line under the heading "Expenses Paid During the Six-Month Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only, and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                      Beginning       Ending        Annualized
                                       Account        Account      Expense Ratio         Expenses Paid
                                        Value          Value        Based on the           During the
                                      07/01/07       12/31/07     Six-Month Period     Six-Month Period*
                                   -------------   ------------  ------------------   --------------------
Value - Class O
  Actual                              $1,000.00     $  918.00         0.59%                  $2.87
  Hypothetical
    (5% return before expenses)        1,000.00      1,022.22         0.59                    3.02
Value - Advisor Class
  Actual                               1,000.00        917.00         0.89                    4.32
  Hypothetical
    (5% return before expenses)        1,000.00      1,020.70         0.89                    4.55
Money Market - Class O
  Actual                               1,000.00      1,023.00         0.50                    2.56
  Hypothetical
    (5% return before expenses)        1,000.00      1,021.16         0.50                    2.56
Money Market - Advisor Class
  Actual                               1,000.00        964.00         0.80                    4.09
  Hypothetical
    (5% return before expenses)        1,000.00      1,020.75         0.80                    4.09
Investment Grade Bond - Class O
  Actual                               1,000.00      1,053.00         0.65                    3.36
  Hypothetical
    (5% return before expenses)        1,000.00      1,021.94         0.65                    3.30
Investment Grade Bond - Advisor Class
  Actual                               1,000.00      1,052.00         0.95                    4.90
  Hypothetical
    (5% return before expenses)        1,000.00      1,020.43         0.95                    4.83
Asset Director - Class O
  Actual                               1,000.00        964.00         0.58                    2.89
  Hypothetical
    (5% return before expenses)        1,000.00      1,022.26         0.58                    2.98
Asset Director - Advisor Class
  Actual                               1,000.00        963.00         0.88                    4.37
  Hypothetical
    (5% return before expenses)        1,000.00      1,020.75         0.88                    4.50
Socially Responsive - Class O
  Actual                               1,000.00        916.00         1.20                    5.79
  Hypothetical
    (5% return before expenses)        1,000.00      1,019.16         1.20                    6.10
Socially Responsive - Advisor Class
  Actual                               1,000.00        924.00         1.50                    7.28
  Hypothetical
    (5% return before expenses)        1,000.00      1,017.63         1.50                    7.64

* Expenses for each Portfolio are calculated using the portfolio's annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six-months ended 12/31/07. Expenses are calculated by multiplying the annualized expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half-year; and then dividing that result by the number of days in the calendar year. Expense ratios for the most recent fiscal half-year may differ from expense ratios based on the one-year data in the financial highlights.

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE SHAREHOLDERS AND BOARD OF DIRECTORS
ONEAMERICA FUNDS, INC.

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Value Portfolio, Money Market Portfolio, Investment Grade Bond Portfolio, Asset Director Portfolio and Socially Responsive Portfolio (five portfolios constituting the OneAmerica Funds, Inc., hereafter referred to as the "Funds") at December 31, 2007, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ Pricewaterhousecoopers LLP

Indianapolis, Indiana
February 26, 2008

                             ONEAMERICA FUNDS, INC.
                      STATEMENTS OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2007

                                                                            PORTFOLIO
                                         -----------------------------------------------------------------------------------
                                                             MONEY          INVESTMENT         ASSET            SOCIALLY
                                             VALUE           MARKET         GRADE BOND        DIRECTOR         RESPONSIVE
                                         -------------   --------------   --------------    --------------   ---------------
ASSETS:
  Investments at value                   $ 388,020,738    $ 235,760,000    $ 134,296,442     $ 338,875,441    $    5,588,783
  Capital stock issued                         110,728        1,815,482          168,999           727,016                 -
  Receivable for investments sold              189,864                -                -            32,287                 -
  Dividends and interest receivable            414,699          309,103        1,353,045         1,290,010             5,534
  Due from Advisor (Note 2)                          -                -                -                 -             5,938
  Prepaid expense                                    -                -               37                36                 -
                                         -------------    -------------    -------------     -------------    --------------
     Total assets                          388,736,029      237,884,585      135,818,523       340,924,790         5,600,255
                                         -------------    -------------    -------------     -------------    --------------
LIABILITIES:
  Distribution payable                               -           26,643                -                 -                 -
  Capital stock redeemed                       128,231                -            2,335                 -            18,530
  Accrued investment advisory fees             167,558           80,330           56,945           144,179             3,400
  Accrued distribution (12b-1) fee               7,600            8,982              947            10,176               587
  Accrued expenses                              58,413           57,964           32,506            54,918            31,741
                                         -------------    -------------    -------------     -------------    --------------
     Total liabilities                         361,802          173,919           92,733           209,273            54,258
                                         -------------    -------------    -------------     -------------    --------------
NET ASSETS                               $ 388,374,227    $ 237,710,666    $ 135,725,790     $ 340,715,517    $    5,545,997
                                         =============    =============    =============     =============    ==============
NET ASSETS BY CLASS OF SHARES
  Class O                                $ 358,686,270    $ 201,056,206    $ 131,940,690     $ 299,736,312    $    3,272,390
  Advisor Class                             29,687,957       36,654,460        3,785,100        40,979,205         2,273,607
                                         -------------    -------------    -------------     -------------    --------------
     Total net assets                    $ 388,374,227    $ 237,710,666    $ 135,725,790     $ 340,715,517    $    5,545,997
                                         =============    =============    =============     =============    ==============
SHARES OUTSTANDING
  Class O                                   14,459,901      201,056,206       12,121,316        16,137,611           315,107
  Advisor Class                              1,205,491       36,654,460          348,551         2,213,880           218,963
                                         -------------    -------------    -------------     -------------    --------------
     Total shares outstanding               15,665,392      237,710,666       12,469,867        18,351,491           534,070
                                         =============    =============    =============     =============    ==============

NET ASSET VALUE PER SHARE
  Class O                                $       24.81    $        1.00    $       10.89     $       18.57    $        10.39
                                         =============    =============    =============     =============    ==============
  Advisor Class                          $       24.63    $        1.00    $       10.86     $       18.51    $        10.38
                                         =============    =============    =============     =============    ==============
  Investments at cost                    $ 317,274,800    $ 235,760,000    $ 133,322,854     $ 293,927,711    $    5,461,275
                                         =============    =============    =============     =============    ==============
ANALYSIS OF NET ASSETS:
  Paid-in-capital                        $ 311,845,731    $ 237,710,666    $ 136,217,392     $ 293,758,066    $    5,418,489
  Undistributed net
    investment income                              646               40              263             1,429                 -
  Undistributed net realized gain (loss)     5,781,912              (40)      (1,465,453)        2,008,292                 -
  Unrealized appreciation
    (depreciation) of investments           70,745,938                -          973,588        44,947,730           127,508
                                         -------------    -------------    -------------     -------------    --------------
                                         $ 388,374,227    $ 237,710,666    $ 135,725,790     $ 340,715,517    $    5,545,997
                                         =============    =============    =============     =============    ==============

    The accompanying notes are an integral part of the financial statements.

                             ONEAMERICA FUNDS, INC.
                            STATEMENTS OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2007

                                                                            PORTFOLIO
                                         -----------------------------------------------------------------------------------
                                                             MONEY          INVESTMENT         ASSET            SOCIALLY
                                             VALUE           MARKET         GRADE BOND        DIRECTOR         RESPONSIVE
                                         -------------   --------------   --------------    --------------   ---------------
INVESTMENT INCOME:
  Income:
    Dividends (net of foreign taxes      $   7,011,544    $      48,247    $     118,196     $   3,812,767    $       80,499
      withheld of $189,028, $0, $0,
      $95,224 and $2,093, respectively)
    Interest                                 1,574,038       11,790,532        7,037,485         6,632,810            32,166
                                         -------------    -------------    -------------     -------------    --------------
                                             8,585,582       11,838,779        7,155,681        10,445,577           112,665
                                         -------------    -------------    -------------     -------------    --------------

EXPENSES:
  Investment advisory fee                    2,126,448          911,478          636,195         1,679,783            37,760
  Custodian and service agent fee              277,357          166,850          105,805           228,092            72,764
  Distribution (12b-1) fee - Advisor
    Class                                       87,777           82,949           10,650           106,499             6,900
  Professional fees                             22,980           12,674            5,679            19,195             9,280
  Printing                                       7,679            6,077            3,276             8,294               143
  Director fees                                 16,428           16,627           16,555            16,638            13,411
  Other                                         16,527           19,306           55,933            17,687            13,189
                                         -------------    -------------    -------------     -------------    --------------
  Total expenses before waived fees
    and reimbursed expenses                  2,555,196        1,215,961          834,093         2,076,188           153,447
  Waived fees and reimbursed
    expenses (Note 2)                                -                -                -                 -           (81,817)
                                         -------------    -------------    -------------     -------------    --------------
  Net expenses                               2,555,196        1,215,961          834,093         2,076,188            71,630
                                         -------------    -------------    -------------     -------------    --------------

     Net investment income                   6,030,386       10,622,818        6,321,588         8,369,389            41,035
                                         -------------    -------------    -------------     -------------    --------------
GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss)
    on investments                          29,978,311                -          (80,381)       12,333,523            54,009
  Net change in unrealized
    appreciation (depreciation)
    on investments                         (20,485,915)               -        1,934,366        (5,716,031)           34,400
                                         -------------    -------------    -------------     -------------    --------------

      Net gain                               9,492,396                -        1,853,985         6,617,492            88,409
                                         -------------    -------------    -------------     -------------    --------------
NET INCREASE IN NET ASSETS
  FROM OPERATIONS                        $  15,522,782    $  10,622,818    $   8,175,573     $  14,986,881    $      129,444
                                         =============    =============    =============     =============    ==============

    The accompanying notes are an integral part of the financial statements.

                             ONEAMERICA FUNDS, INC.
                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                            PORTFOLIO
                                         -----------------------------------------------------------------------------------
                                                      VALUE                                        MONEY MARKET
                                         ----------------------------------         ----------------------------------------
                                           YEAR ENDED         YEAR ENDED              YEAR ENDED               YEAR ENDED
                                           DECEMBER 31,       DECEMBER 31,            DECEMBER 31,             DECEMBER 31,
                                              2007               2006                     2007                     2006
                                         --------------     ---------------         ---------------          ---------------
INCREASE IN NET ASSETS FROM OPERATIONS:
  Net investment income                  $    6,030,386     $     5,592,147         $    10,622,818          $     9,373,421
  Net realized gain (loss)                   29,978,311          19,574,329                       -                        -
  Net change in unrealized
    appreciation (depreciation)             (20,485,915)         23,354,209                       -                        -
                                         --------------     ---------------         ---------------          ---------------
    Net increase in net
      assets from operations                 15,522,782          48,520,685              10,622,818                9,373,421
                                         --------------     ---------------         ---------------          ---------------
SHAREHOLDER DISTRIBUTIONS:
  From net investment income
    Class O                                  (5,648,619)         (5,305,683)             (9,412,363)              (8,664,011)
    Advisor Class                              (380,730)           (283,284)             (1,210,455)                (709,410)
  From net realized gain
    Class O                                 (22,586,026)        (24,517,990)                      -                        -
    Advisor Class                            (1,869,613)         (1,539,887)                      -                        -
                                         --------------     ---------------         ---------------          ---------------
    Total distributions                     (30,484,988)        (31,646,844)            (10,622,818)              (9,373,421)
                                         --------------     ---------------         ---------------          ---------------
SHAREHOLDER TRANSACTIONS:
  Proceeds from shares issued:
    Class O                                  10,564,269          18,836,350              73,384,353               62,858,051
    Advisor Class                             8,329,975          14,128,556              46,554,562               34,431,952
  Reinvested distributions:
    Class O                                  28,234,645          29,823,673               9,512,457                8,585,216
    Advisor Class                             2,250,343           1,823,171               1,221,209                  702,299
  Cost of shares redeemed:
    Class O                                 (52,876,422)        (34,707,834)            (76,944,900)             (55,823,251)
    Advisor Class                            (3,468,897)         (1,753,690)            (29,942,134)             (27,394,548)
                                         --------------     ---------------         ---------------          ---------------
    Increase (decrease)                      (6,966,087)         28,150,226              23,785,547               23,359,719
                                         --------------     ---------------         ---------------          ---------------
    Net increase (decrease) in net assets   (21,928,293)         45,024,067              23,785,547               23,359,719
    Net assets at beginning of year         410,302,520         365,278,453             213,925,119              190,565,400
                                         --------------     ---------------         ---------------          ---------------
NET ASSETS AT END OF YEAR                $  388,374,227     $   410,302,520         $   237,710,666          $   213,925,119
                                         ==============     ===============         ===============          ===============
  UNDISTRIBUTED NET INVESTMENT INCOME
    INCLUDED IN NET ASSETS AT THE END
    OF THE PERIOD                        $          646     $         3,180         $            40          $            40
                                         --------------     ---------------         ---------------          ---------------
CHANGES IN CAPITAL STOCK OUTSTANDING
  Shares issued:
    Class O                                     378,858             704,944              73,384,353               62,858,051
    Advisor Class                               302,177             536,619              46,554,562               34,431,952
  Reinvested distributions:
    Class O                                   1,128,077           1,142,976               9,512,457                8,585,216
    Advisor Class                                90,553              70,333               1,221,209                  702,299
  Shares redeemed:
    Class O                                  (1,916,751)         (1,325,014)            (76,944,900)             (55,823,251)
    Advisor Class                              (126,292)            (68,099)            (29,942,134)             (27,394,548)
                                         --------------     ---------------         ---------------          ---------------
Net increase (decrease)                        (143,378)          1,061,759              23,785,547               23,359,719
Shares outstanding at beginning of year      15,808,770          14,747,011             213,925,119              190,565,400
                                         --------------     ---------------         ---------------          ---------------
Shares outstanding at end of year            15,665,392          15,808,770             237,710,666              213,925,119
                                         ==============     ===============         ===============          ===============

    The accompanying notes are an integral part of the financial statements.

                             ONEAMERICA FUNDS, INC.
                 STATEMENTS OF CHANGES IN NET ASSETS (continued)

                                                                            PORTFOLIO
                                         -----------------------------------------------------------------------------------
                                               INVESTMENT GRADE BOND                             ASSET DIRECTOR
                                         ----------------------------------         ----------------------------------------
                                            YEAR ENDED         YEAR ENDED              YEAR ENDED               YEAR ENDED
                                           DECEMBER 31,       DECEMBER 31,            DECEMBER 31,             DECEMBER 31,
                                              2007               2006                     2007                     2006
                                         --------------     ---------------         ---------------          ---------------
INCREASE IN NET ASSETS FROM OPERATIONS:
  Net investment income                  $    6,321,588     $     6,477,280         $     8,369,389          $     6,578,130
  Net realized gain (loss)                      (80,381)         (1,150,765)             12,333,523                9,002,774
  Net change in unrealized
    appreciation (depreciation)               1,934,366            (602,216)             (5,716,031)              11,252,824
                                         --------------     ---------------         ---------------          ---------------
    Net increase in net assets
      from operations                         8,175,573           4,724,299              14,986,881               26,833,728
                                         --------------     ---------------         ---------------          ---------------
SHAREHOLDER DISTRIBUTIONS:
  From net investment income
    Class O                                  (6,184,229)         (6,353,827)             (7,483,110)              (6,007,458)
    Advisor Class                              (167,282)           (174,211)               (919,692)                (560,180)
  From net realized gain
    Class O                                           -                   -              (9,211,203)             (10,608,995)
    Advisor Class                                     -                   -              (1,261,583)              (1,110,398)
                                         --------------     ---------------         ---------------          ---------------
    Total dividend distributions             (6,351,511)         (6,528,038)            (18,875,588)             (18,287,031)
                                         --------------     ---------------         ---------------          ---------------
SHAREHOLDER TRANSACTIONS:
  Proceeds from shares sold:
    Class O                                  22,771,456           6,916,803              52,537,479               37,306,290
    Advisor Class                             1,429,983           1,675,984              23,493,719               16,009,636
  Reinvested distributions:
    Class O                                   6,184,229           6,353,827              16,694,313               16,616,388
    Advisor Class                               167,282             174,211               2,181,275                1,670,573
  Cost of shares redeemed:
    Class O                                 (23,421,052)        (29,901,606)            (38,337,511)             (18,098,661)
    Advisor Class                            (1,375,130)         (1,286,632)            (11,952,509)              (5,692,375)
                                         --------------     ---------------         ---------------          ---------------
    Increase (decrease)                       5,756,768         (16,067,413)             44,616,766               47,811,851
                                         --------------     ---------------         ---------------          ---------------
    Net increase (decrease) in net assets     7,580,830         (17,871,152)             40,728,059               56,358,548
    Net assets at beginning of year         128,144,960         146,016,112             299,987,458              243,628,910
                                         --------------     ---------------         ---------------          ---------------
NET ASSETS AT END OF YEAR                $  135,725,790     $   128,144,960         $   340,715,517          $   299,987,458
                                         ==============     ===============         ===============          ===============
  UNDISTRIBUTED NET INVESTMENT INCOME
    INCLUDED IN NET ASSETS AT THE END
    OF THE PERIOD                        $          263     $         6,345         $         1,429          $        11,058
                                         --------------     ---------------         ---------------          ---------------
CHANGES IN CAPITAL STOCK OUTSTANDING
  Shares sold:
    Class O                                   2,086,844             625,247               2,656,430                1,964,544
    Advisor Class                               130,963             154,029               1,188,923                  850,423
  Reinvested distributions:
    Class O                                     570,028             591,604                 894,370                  885,075
    Advisor Class                                15,455              16,256                 117,260                   89,230
  Shares redeemed:
    Class O                                  (2,140,646)         (2,736,931)             (1,942,098)                (959,844)
    Advisor Class                              (125,882)           (117,756)               (600,165)                (302,949)
                                         --------------     ---------------         ---------------          ---------------
Net increase (decrease)                         536,762          (1,467,551)              2,314,720                2,526,479
Shares outstanding at beginning of year      11,933,105          13,400,656              16,036,771               13,510,292
                                         --------------     ---------------         ---------------          ---------------
Shares outstanding at end of year            12,469,867          11,933,105              18,351,491               16,036,771
                                         ==============     ===============         ===============          ===============

    The accompanying notes are an integral part of the financial statements.

                             ONEAMERICA FUNDS, INC.
                 STATEMENTS OF CHANGES IN NET ASSETS (continued)

                                                                            PORTFOLIO
                                                             ------------------------------------------
                                                                          SOCIALLY RESPONSIVE
                                                             ------------------------------------------
                                                                                       FOR THE PERIOD
                                                                YEAR ENDED             MARCH 31, 2006*
                                                               DECEMBER 31,                THROUGH
                                                                  2007                DECEMBER 31, 2006
                                                             ---------------          -----------------
INCREASE IN NET ASSETS FROM OPERATIONS:
  Net investment income                                         $     41,035             $     17,509
  Net realized gain (loss)                                            54,009                  (12,889)
  Net change in unrealized appreciation (depreciation)                34,400                   93,108
                                                                ------------             ------------
    Net increase in net assets from operations                       129,444                   97,728
                                                                ------------             ------------
SHAREHOLDER DISTRIBUTIONS:
  From net investment income
    Class O                                                          (32,689)                 (12,331)
    Advisor Class                                                    (15,368)                  (5,051)
  From net realized gain
    Class O                                                          (24,492)                       -
    Advisor Class                                                    (16,627)                       -
                                                                ------------             ------------
    Total dividend distributions                                     (89,176)                 (17,382)
                                                                ------------             ------------
SHAREHOLDER TRANSACTIONS:
  Proceeds from shares sold:
    Class O                                                          937,080                2,512,497
    Advisor Class                                                    437,475                1,832,316
  Reinvested distributions:
    Class O                                                           57,181                   12,331
    Advisor Class                                                     31,995                    5,051
  Cost of shares redeemed:
    Class O                                                         (293,214)                  (5,009)
    Advisor Class                                                    (57,649)                 (44,671)
                                                                ------------             ------------
    Increase (decrease)                                            1,112,868                4,312,515
                                                                ------------             ------------
    Net increase in net assets                                     1,153,136                4,392,861
    Net assets at beginning of year                                4,392,861                        -
                                                                ------------             ------------
NET ASSETS AT END OF YEAR                                       $  5,545,997             $  4,392,861
                                                                ============             ============
  UNDISTRIBUTED NET INVESTMENT INCOME INCLUDED IN
    NET ASSETS AT THE END OF THE PERIOD                         $          -             $        127
                                                                ------------             ------------

CHANGES IN CAPITAL STOCK OUTSTANDING
  Shares sold:
    Class O                                                           85,792                  250,128
    Advisor Class                                                     41,776                  183,798
  Reinvested distributions:
    Class O                                                            5,457                    1,202
    Advisor Class                                                      3,054                      493
  Shares redeemed:
    Class O                                                          (26,974)                    (498)
    Advisor Class                                                     (5,357)                  (4,801)
                                                                ------------             ------------

Net increase                                                         103,748                  430,322
Shares outstanding at beginning of year                              430,322                        -
                                                                ------------             ------------
Shares outstanding at end of year                                    534,070                  430,322
                                                                ============             ============

* Commenced operations March 31, 2006.

    The accompanying notes are an integral part of the financial statements.

                             ONEAMERICA FUNDS, INC.
                             SCHEDULE OF INVESTMENTS
                                 VALUE PORTFOLIO
                                DECEMBER 31, 2007

          Description                                 Shares                     Value
------------------------------                      ----------               ------------
COMMON STOCK (91.6%)
  Aerospace & Defense (3.2%)
    General Dynamics Corp.                              32,300               $  2,874,377
    Precision Castparts Corp.                           67,900                  9,417,730
                                                                             ------------
                                                                               12,292,107
                                                                             ------------
  Apparel (5.0%)
    Columbia Sportswear Co.                            175,300                  7,728,977
    Kellwood Co.                                       161,900                  2,694,016
    Liz Claiborne, Inc.                                146,100                  2,973,135
    Wolverine World Wide, Inc.                         250,950                  6,153,294
                                                                             ------------
                                                                               19,549,422
                                                                             ------------
  Automotive Components (3.9%)
    Harley-Davidson, Inc.                              135,100                  6,310,521
    Magna International, Inc. Class A                  107,400                  8,638,182
                                                                             ------------
                                                                               14,948,703
                                                                             ------------
  Chemicals (1.7%)
    Dow Chemical Co.                                   163,200                  6,433,344
                                                                             ------------
  Computer Hardware & Software (8.2%)
    Autodesk, Inc.*                                    127,400                  6,339,424
    Cisco Systems, Inc.*                               379,000                 10,259,530
    Dell Inc.*                                         259,800                  6,367,698
    Hewlett-Packard Co.                                174,074                  8,787,256
                                                                             ------------
                                                                               31,753,908
                                                                             ------------
  Consumer Products (0.1%)
    Helen of Troy, Ltd.*                                28,000                    479,920
                                                                             ------------
  Diversified Financial Services (9.2%)
    Aegon NV                                           458,385                  8,035,489
    Citigroup, Inc.                                    167,098                  4,919,365
    Federated Investors, Inc.                          252,100                 10,376,435
    Investment Technology Group, Inc.*                 151,500                  7,209,885
    JP Morgan Chase & Co.                               94,107                  4,107,771
    Washington Mutual, Inc.                             90,526                  1,232,059
                                                                             ------------
                                                                               35,881,004
                                                                             ------------
  Diversified Manufacturing (8.1%)
    Carlisle Cos., Inc.                                290,400                 10,753,512
    Crane Co.                                          221,800                  9,515,220
    Illinois Tool Works, Inc.                          156,200                  8,362,948
    Trinity Industries, Inc.                           107,125                  2,973,790
                                                                             ------------
                                                                               31,605,470
                                                                             ------------
  Electrical Equipment (1.7%)
    Baldor Electric Co.                                193,993                  6,529,804
    FLIR Systems, Inc.*                                  7,600                    237,880
                                                                             ------------
                                                                                6,767,684
                                                                             ------------
  Food & Beverage (3.0%)
    The Coca-Cola Co.                                  189,100                 11,605,067
                                                                             ------------
  Health Care (7.7%)
    Johnson & Johnson                                  115,100                  7,677,170
    McKesson Corp.                                      99,050                  6,488,766
    Medtronic, Inc.                                    107,200                  5,388,944
    Merck & Co., Inc.                                   38,900                  2,260,479
    Pfizer, Inc.                                       356,950                  8,113,473
                                                                             ------------
                                                                               29,928,832
                                                                             ------------
  Home Furnishings (0.3%)
    La-Z-Boy, Inc.                                     149,050                  1,181,967
                                                                             ------------
  Industrial Conglomerates (2.6%)
    General Electric Co.                               271,900                 10,079,333
                                                                             ------------
  Metals & Mining (2.3%)
    Alcoa, Inc.                                        242,400                  8,859,720
                                                                             ------------
  Oil & Oil Services (7.8%)
    Royal Dutch Shell PLC ADR                          141,400                 11,905,880
    Tidewater, Inc.                                    162,850                  8,933,951
    Valero Energy Corp.                                134,400                  9,412,032
                                                                             ------------
                                                                               30,251,863
                                                                             ------------
  Paper and Forest Products (0.7%)
    Wausau Paper Corp.                                 295,200                  2,653,848
                                                                             ------------
   Recreation (2.9%)
    Brunswick Corp.                                    277,200                  4,726,260
    Mattel, Inc.                                       343,600                  6,542,144
                                                                             ------------
                                                                               11,268,404
                                                                             ------------
   Retail (5.1%)
    Bed Bath & Beyond, Inc.*                           169,000                  4,966,910
    Best Buy Co., Inc.                                  78,000                  4,106,700
    BJ's Wholesale Club, Inc.*                          63,900                  2,161,737
    Home Depot, Inc.                                   248,900                  6,705,366
    Kohl's Corp.*                                       36,500                  1,671,700
                                                                             ------------
                                                                               19,612,413
                                                                             ------------

                                                        (continued on next page)

    The accompanying notes are an integral part of the financial statements.

                             ONEAMERICA FUNDS, INC.
                             SCHEDULE OF INVESTMENTS
                           VALUE PORTFOLIO (continued)
                                DECEMBER 31, 2007

          Description                                             Shares         Value
------------------------------                                  ----------   ------------
COMMON STOCKS (91.6%) (continued)
  Semiconductors (6.3%)
    Applied Materials, Inc.                                        295,200   $  5,242,752
    Intel Corp.                                                    407,800     10,871,948
    Texas Instruments, Inc.                                        253,800      8,476,920
                                                                             ------------
                                                                               24,591,620
                                                                             ------------
  Telecommunication Services (7.4%)
    Nokia Corp. ADR                                                386,050     14,820,460
    Telefonos de Mexico, Class L ADR                               375,200     13,822,368
                                                                             ------------
                                                                               28,642,828
                                                                             ------------
  Transportation (4.4%)
    Norfolk Southern Corp.                                         185,500      9,356,620
    Werner Enterprises, Inc.                                       462,700      7,879,781
                                                                             ------------
                                                                               17,236,401
                                                                             ------------
      Total common stocks (cost: $286,670,835)                                355,623,858
                                                                             ------------

                                   Interest      Maturity       Principal
                                     Rate          Date          Amount
                                   --------      --------      -----------
SHORT-TERM NOTES AND BONDS (1.5%)
  COMMERCIAL PAPER (1.5%)
    Consumer Finance (1.0%)
      American Express Credit Corp.  4.380%      01/22/08       $2,000,000   $  1,994,260
      Toyota Motor Credit Corp.      4.400       02/12/08        2,000,000      1,989,180
                                                                             ------------
                                                                                3,983,440
                                                                             ------------
    Insurance (0.5%)
      Prudential Funding Corp.       4.664       01/16/08        2,000,000      1,995,840
                                                                             ------------
        Total short-term notes and
          bonds (cost: $5,981,000)                                              5,979,280
                                                                             ------------

                                                        (continued on next page)

    The accompanying notes are an integral part of the financial statements.

                             ONEAMERICA FUNDS, INC.
                             SCHEDULE OF INVESTMENTS
                           VALUE PORTFOLIO (continued)
                                DECEMBER 31, 2007

          Description                                 Shares                     Value
------------------------------                      ----------               ------------
MONEY MARKET MUTUAL FUNDS (4.9%)
  AIM-STIT-STIC Prime Portfolio                      4,850,000               $  4,850,000
  BlackRock Liquidity Funds Tempfund Portfolio       7,800,000                  7,800,000
  Dreyfus Cash Management                            6,250,000                  6,250,000
                                                                             ------------
     Total money market mutual funds
        (cost: $18,900,000)                                                    18,900,000
                                                                             ------------
MUTUAL FUNDS (1.9%)
  iShares Russell 1000 Value Index Fund
     (cost: $5,676,640)                              93,100                  7,471,275
                                                                             ------------
CASH AND CASH EQUIVALENTS (0.0%)
  BONY Cash Reserve (cost: $46,325)                                                46,325
                                                                             ------------
TOTAL INVESTMENTS (99.9%) (cost: $317,274,800)                                388,020,738

OTHER ASSETS IN EXCESS OF LIABILITIES (0.1%)                                      353,489
                                                                             ------------
NET ASSETS (100%)                                                            $388,374,227
                                                                             ============

*Non-Income producing securities.

The interest rate for short-term notes reflects the yields for those securities as of December 31, 2007.

Percentages shown are based on total net assets.

    The accompanying notes are an integral part of the financial statements.

                             ONEAMERICA FUNDS, INC.
                          REPRESENTATION OF INVESTMENTS
                                 VALUE PORTFOLIO
                          DECEMBER 31, 2007 (unaudited)

               Industry                                    % of Total Net Assets
----------------------------------------                   ---------------------
Diversified Financial Services                                     9.2%
Computer Hardware & Software                                       8.2
Diversified Manufacturing                                          8.1
Oil & Oil Services                                                 7.8
Health Care                                                        7.7
Telecommunication Services                                         7.4
Semiconductors                                                     6.3
Retail                                                             5.1
Apparel                                                            5.0
Money Market Mutual Funds                                          4.9
Transportation                                                     4.4
Automotive Components                                              3.9
Aerospace & Defense                                                3.2
Food & Beverage                                                    3.0
Recreation                                                         2.9
Industrial Conglomerates                                           2.6
Metals & Mining                                                    2.3
Mutual Funds                                                       1.9
Chemicals                                                          1.7
Electrical Equipment                                               1.7
Consumer Finance                                                   1.0
Paper & Forest Products                                            0.7
Insurance                                                          0.5
Home Furnishings                                                   0.3
Consumer Products                                                  0.1
Cash and Cash Equivalents                                            -
                                                                 -----
                                                                  99.9
Other assets in excess of liabilities                              0.1
                                                                 -----
TOTAL INVESTMENTS                                                100.0%
                                                                 =====

                             ONEAMERICA FUNDS, INC.
                             SCHEDULE OF INVESTMENTS
                             MONEY MARKET PORTFOLIO
                                DECEMBER 31, 2007

                                                           Interest      Maturity     Principal
                        Description                          Rate          Date         Amount            Value
--------------------------------------------------------   --------      --------     ----------      ------------
SHORT-TERM NOTES (93.0%)
  U.S. GOVERNMENT & AGENCY OBLIGATIONS (20.8%)
      Federal Home Loan Bank Discount Notes                  4.180%      01/09/08     $5,000,000      $  4,995,356
      Federal Home Loan Bank Discount Notes                  4.300       01/30/08      3,000,000         2,989,608
      Federal Home Loan Bank Discount Notes                  4.210       02/06/08      2,000,000         1,991,580
      Federal Agricultural Mortgage Corp. Discount Notes     4.190       01/02/08      2,500,000         2,499,709
      Federal Agricultural Mortgage Corp. Discount Notes     4.600       01/09/08      3,136,000         3,132,794
      Federal Agricultural Mortgage Corp. Discount Notes     4.330       02/04/08      4,200,000         4,182,824
      Federal Farm Credit Bank Discount Note                 4.150       04/18/08      4,100,000         4,048,955
      Federal Farm Credit Bank Discount Note                 4.130       05/09/08      5,900,000         5,812,685
      Federal Home Loan Mortgage Discount Notes              4.330       01/25/08      3,700,000         3,689,319
      Federal Home Loan Mortgage Discount Notes              4.260       03/12/08      6,300,000         6,247,070
      Federal National Mortgage Association Discount Notes   4.320       01/17/08      2,650,000         2,644,912
      Federal National Mortgage Association Discount Notes   4.195       01/31/08      3,000,000         2,989,513
      Federal National Mortgage Association Discount Notes   4.190       04/30/08      4,350,000         4,289,245
                                                                                                    ------------
                                                                                                      49,513,570
                                                                                                    ------------
  COMMERCIAL PAPER (58.7%)
    Automotive (3.6%)
      Honda Motor Company                                    4.563       01/11/08      5,200,000         5,193,500
      Honda Motor Company                                    4.542       01/29/08      3,300,000         3,288,501
                                                                                                    ------------
                                                                                                       8,482,001
                                                                                                    ------------
    Banks (3.5%)
      Bank of America Corp.                                  4.948       02/05/08      3,500,000         3,483,395
      Bank of America Corp.                                  4.907       04/11/08      5,000,000         4,932,106
                                                                                                    ------------
                                                                                                       8,415,501
                                                                                                    ------------
    Chemical - Diversified (1.2%)
      BASF Aktiengesells CPDS                                5.455       01/10/08      2,768,000         2,764,277
                                                                                                    ------------

    Computers (2.0%)
      Hewlett Packard Co.                                    4.583       01/08/08      4,740,000         4,735,834
                                                                                                    ------------
    Consumer Finance (12.4%)
      American Express Credit Corp.                          4.603       01/17/08      3,200,000         3,193,543
      American Express Credit Corp.                          4.309       03/13/08      3,300,000         3,271,950
      American General Finance Corp.                         5.100       01/03/08      5,100,000         5,098,595
      American General Finance Corp.                         5.900       01/15/08      1,000,000           998,048
      American General Finance Corp.                         4.770       01/24/08      2,400,000         2,392,793
      Toyota Motor Credit Corp.                              4.684       02/08/08      2,500,000         2,487,808
      Toyota Motor Credit Corp.                              4.938       02/12/08      1,500,000         1,491,477
      Toyota Motor Credit Corp.                              4.684       02/19/08      4,500,000         4,471,702
      UBS Finance Delaware, LLC                              4.755       01/14/08      2,200,000         2,196,274
      UBS Finance Delaware, LLC                              5.039       01/28/08      4,000,000         3,985,090
                                                                                                    ------------
                                                                                                      29,587,280
                                                                                                    ------------
    Diversified Financial Services (10.4%)
      Citigroup Funding Inc.                                 5.120       01/10/08      2,000,000         1,997,475
      Citigroup Funding Inc.                                 4.765       01/14/08      2,000,000         1,996,606
      Citigroup Funding Inc.                                 5.445       01/15/08      1,500,000         1,496,868

                                                        (continued on next page)

    The accompanying notes are an integral part of the financial statements.

                             ONEAMERICA FUNDS, INC.
                             SCHEDULE OF INVESTMENTS
                       MONEY MARKET PORTFOLIO (continued)
                                DECEMBER 31, 2007

                                                           Interest      Maturity     Principal
                        Description                          Rate          Date         Amount            Value
--------------------------------------------------------   --------      --------     ----------      ------------
SHORT-TERM NOTES (93.0%) (continued)
  COMMERCIAL PAPER (58.7%) (continued)
      General Electric Capital Corp.                         5.293%      01/07/08     $3,500,000      $  3,496,955
      General Electric Capital Corp.                         4.806       01/25/08      2,000,000         1,993,680
      General Electric Capital Corp.                         4.329       06/25/08      3,000,000         2,937,373
      IBM Credit Corp.                                       4.228       03/18/08      4,000,000         3,964,323
      Wells Fargo & Co.                                      4.309       01/02/08      3,275,000         3,274,613
      Wells Fargo & Co.                                      4.309       01/15/08      3,500,000         3,494,215
                                                                                                      ------------
                                                                                                        24,652,108
                                                                                                      ------------
    Finance-Leasing (1.5%)
      Pitney Bowes                                           4.279       01/15/08      3,650,000         3,644,010
                                                                                                      ------------
    Food, Beverages (5.9%)
      Nestle Capital Corp.                                   4.186       03/04/08      3,000,000         2,975,062
      Nestle Capital Corp.                                   4.228       03/10/08      4,000,000         3,968,030
      The Coca-Cola Co.                                      4.532       01/18/07      4,200,000         4,191,135
      The Coca-Cola Co.                                      4.238       02/25/08      3,000,000         2,980,842
                                                                                                      ------------
                                                                                                        14,115,069
                                                                                                      ------------
    Household & Presonal Products (3.6%)
      The Proctor & Gamble Co.                               4.806       01/16/08      3,000,000         2,994,075
      The Proctor & Gamble Co.                               4.542       01/22/08      3,000,000         2,992,160
      The Proctor & Gamble Co.                               4.366       03/14/08      2,500,000         2,478,171
                                                                                                      ------------
                                                                                                         8,464,406
                                                                                                      ------------
    Insurance (5.6%)
      American International Group Funding, Inc.             4.715       01/27/08      3,000,000         2,991,088
      American International Group Funding, Inc.             4.563       02/11/08      1,900,000         1,890,263
      Prudential Funding Corp.                               4.867       01/04/08      3,500,000         3,498,600
      Prudential Funding Corp.                               4.633       01/30/08      5,000,000         4,981,593
                                                                                                      ------------
                                                                                                        13,361,544
                                                                                                      ------------
    Medical Products (4.2%)
      Johnson & Johnson                                      4.258       01/10/08      3,000,000         2,996,850
      Pfizer Inc.                                            4.431       05/01/08      3,000,000         2,955,936
      Pfizer Inc.                                            4.471       05/07/08      4,000,000         3,937,770
                                                                                                      ------------
                                                                                                         9,890,556
                                                                                                      ------------
    Retail-Designer (1.3%)
      Wal-Mart Stores                                        4.563       01/23/08      3,076,000         3,067,541
                                                                                                      ------------
    Transport Service (3.5%)
      United Parcel Services                                 4.450       03/14/08      5,000,000         4,953,661
      United Parcel Services                                 4.421       04/25/08      3,500,000         3,451,253
                                                                                                      ------------
                                                                                                         8,404,914
                                                                                                      ------------

                                                        (continued on next page)

    The accompanying notes are an integral part of the financial statements.

                             ONEAMERICA FUNDS, INC.
                             SCHEDULE OF INVESTMENTS
                       MONEY MARKET PORTFOLIO (continued)
                                DECEMBER 31, 2007

                                                           Interest      Maturity     Principal
                        Description                          Rate          Date         Amount            Value
--------------------------------------------------------   --------      --------     ----------      ------------
SHORT-TERM NOTES (93.0%) (continued)
  VARIABLE RATE DEMAND NOTES (5.7%)**
      Chatham Capital Corp. (backed by 5/3rd Bank LOC)       4.890%      11/01/28     $  800,000      $    800,000
      Community Housing Development
        (backed by Wells Fargo Bank LOC)                     4.900       08/01/24        900,000           900,000
      Connecticut Water (backed by Citizen Bank of RI LOC)   5.170       01/04/29      1,500,000         1,500,000
      National City Bank                                     5.300       02/07/08      3,000,000         3,000,238
      PCP Investors LLC (backed by Wells Fargo Bank LOC)     4.900       12/01/24        810,000           810,000
      Pineview (backed by 5/3rd Bank LOC)                    4.890       01/01/23        400,000           400,000
      Rockwood Quarry LLC (backed by 5/3rd Bank LOC)         4.900       12/01/22      4,100,000         4,100,000
      UBS AG Stamford Connecticut                            4.997       06/16/08      2,000,000         2,000,000
                                                                                                      ------------
                                                                                                        13,510,238
                                                                                                      ------------
  CORPORATE BONDS (7.8%)
    Commercial Banks (1.7%)
      BASF Aktiengesells Finance EUR FLTR**                  5.420       07/18/08      4,000,000         4,000,000
                                                                                                      ------------
    Computers (1.4%)
      Hewlett Packard Co.                                    3.625       03/15/08      3,300,000         3,291,283
                                                                                                      ------------
    Consumer Finance (0.8%)
      American Express Credit Corp.                          3.000       05/16/08      2,000,000         1,987,845
                                                                                                      ------------
    Diversified Financial Services (1.2%)
      Citigroup Funding Inc.                                 3.050       02/01/08      2,710,000         2,706,707
                                                                                                      ------------
    Electric Integrated (0.4%)
      Florida Power & Light Co.                              5.551       02/16/08      1,000,000           999,968
                                                                                                      ------------
    Finance-Leasing (0.4%)
      Pitney Bowes                                           5.750       08/15/08      1,000,000         1,005,009
                                                                                                      ------------
    Medical - Drugs (1.9%)
      Abbott Laboratories                                    6.000       03/15/08      2,527,000         2,532,418
      Eli Lilly                                              2.900       03/15/08      2,000,000         1,989,696
                                                                                                      ------------
                                                                                                         4,522,114
                                                                                                      ------------
        Total short-term notes (cost: $221,121,775)                                                    221,121,775
                                                                                                      ------------

                                                        (continued on next page)

    The accompanying notes are an integral part of the financial statements.

                             ONEAMERICA FUNDS, INC.
                             SCHEDULE OF INVESTMENTS
                       MONEY MARKET PORTFOLIO (continued)
                                DECEMBER 31, 2007

                        Description                                                     Shares            Value
--------------------------------------------------------                              ----------      ------------
MONEY MARKET MUTUAL FUNDS (6.0%)
       Dreyfus Masternote Account                                                      5,442,500      $  5,442,500
       Blackrock Liquidity Funds Temp Funds Portfolio                                  8,747,500         8,747,500
                                                                                                      ------------

         Total money market mutual funds (cost: $14,190,000)                                            14,190,000
                                                                                                      ------------
CASH AND CASH EQUIVALENTS (0.2%)
       BONY Cash Reserve (cost: $448,225)                                                                  448,225
                                                                                                      ------------
TOTAL INVESTMENTS (99.2%) (COST: $235,760,000)                                                         235,760,000

OTHERS ASSETS IN EXCESS OF LIABILITIES (0.8%)                                                            1,950,666
                                                                                                      ------------
NET ASSETS (100.0%)                                                                                   $237,710,666
                                                                                                      ============

**Indicates a variable rate security. The maturity date presented for these instruments is the latter of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted. The interest rate shown reflects the rate in effect at December 31, 2007.

The interest rate for short-term notes reflects the yields for those securities as of December 31, 2007.

Cost represents amortized cost.

Percentages shown are based on total net assets.

    The accompanying notes are an integral part of the financial statements.

                             ONEAMERICA FUNDS, INC.
                          REPRESENTATION OF INVESTMENTS
                             MONEY MARKET PORTFOLIO
                          DECEMBER 31, 2007 (unaudited)

                 Industry                              % of Total Net Assets
--------------------------------------------           ---------------------
Commercial Paper                                                58.7%
U.S. Government & Agency Obligations                            20.8
Corporate Bonds                                                  7.8
Variable Rate Demand Notes                                       5.7
Money Market Mutual Funds                                        6.0
Cash and Cash Equivalents                                        0.2
                                                               -----
                                                                99.2
Other assets in excess of liabilities                            0.8
                                                               -----
TOTAL INVESTMENTS                                              100.0%
                                                               =====

                             ONEAMERICA FUNDS, INC.
                             SCHEDULE OF INVESTMENTS
                         INVESTMENT GRADE BOND PORTFOLIO
                                DECEMBER 31, 2007

                                                                 Interest     Maturity     Principal
                      Description                                  Rate         Date         Amount          Value
------------------------------------------------------------     --------     --------    ----------     ------------
LONG-TERM NOTES AND BONDS (95.6%)
  U.S. GOVERNMENT & AGENCY OBLIGATIONS (8.6%)
    FHLMC                                                          5.200%     03/05/19    $  700,000     $    700,649
    Housing Urban Development                                      4.850      08/01/11       900,000          935,450
    Housing Urban Development                                      5.670      08/01/16       800,000          844,442
    Tennessee Valley Authority                                     6.250      12/15/17       900,000        1,019,443
    U.S. Treasury Bonds                                            7.250      08/15/22     2,900,000        3,765,469
    U.S. Treasury Notes                                            4.250      08/15/15       827,000          848,838
    U.S. Treasury Notes                                            4.875      06/30/99       169,000          173,331
    U.S. Treasury Notes                                            4.000      02/15/15       425,000          431,010
    U.S. Treasury Notes                                            4.500      02/15/16       100,000          104,086
    U.S. Treasury Notes                                            4.625      02/15/17        50,000           52,273
    U.S. Treasury Notes                                            7.875      02/15/21       900,000        1,210,500
    U.S. Treasury Notes                                            4.125      05/15/15     1,500,000        1,529,414
                                                                                                         ------------
                                                                                                           11,614,905
                                                                                                         ------------
  MORTGAGE-BACKED AND ASSET-BACKED SECURITIES (57.2%)
    AEP Texas Central Transition Funding LLC                       5.090      07/01/15       550,000          546,906
    Atlantic City Electric Transition Funding LLC,
      Ser. 2002-1, Cl. A3                                          4.910      07/20/17     1,000,000          995,304
    Banc of America Commercial Mortgage, Inc.,
      Ser. 2006-5, Cl. Aab                                         5.379      09/10/47       900,000          904,361
    Bear Stearns Commercial Mortgage Securities,
      Ser. 2006-PW13, Cl. Aab                                      5.530      09/11/41     1,300,000        1,315,796
    Bear Stearns Commercial Mortgage Securities,
      Ser. 2006-PW14, Cl. A3                                       5.209      12/11/38       600,000          594,455
    Bear Stearns Commercial Mortgage Securities,
      Ser. 2007-PW15, Cl. Aab                                      5.315      02/11/44       650,000          648,776
    Bear Stearns Commercial Mortgage Securities,
      Ser. 2006-PW13, Cl. AAA                                      5.518      09/11/41     1,000,000        1,006,198
    Centerpoint Energy Transition Bond Co.,
      Ser. 2005-A, Cl. A2                                          4.970      08/01/14       600,000          605,934
    CNH Equipment Trust Ser. 2007-B A3A                            5.400      10/17/11       400,000          405,234
    Citigroup Commercial Mortgage Trust,
      Ser. 2006-C5, Cl. Asb                                        5.413      10/15/49     1,200,000        1,205,306
    Commercial Mortgage PASS-THRU,
      Ser. 2006-C8, Cl. Aab                                        5.291      12/10/46       650,000          649,272
    Crown Castle Towers, Ser. 2006-1A, Cl. Afx                     5.245      11/15/36     1,000,000          998,060
    CSFB Boston Mortgage Securities Corp 2005-C6 A4                5.230      12/15/40     1,000,000          994,796
    CSFB, Ser. 2005-C5, Cl. Aab                                    5.100      08/15/38     1,200,000        1,192,032
    FHLMC Gold Pool #A48197                                        6.500      01/01/36     1,447,720        1,488,429
    FHLMC Gold Pool #A56247                                        6.000      01/01/37     1,593,283        1,617,240
    FHLMC Gold Pool #A57135                                        5.500      02/01/37     1,432,117        1,429,161
    FHLMC Gold Pool #A58278                                        5.000      03/01/37     1,888,611        1,842,808
    FHLMC Gold Pool #J05930                                        5.500      03/01/21     2,622,963        2,655,072
    FHLMC Gold Pool #A11823                                        5.000      08/01/33       107,805          105,363
    FHLMC Gold Pool #A16641                                        5.500      12/01/33       218,825          218,797
    FHLMC Gold Pool #A27124                                        6.000      10/01/34       114,735          116,624
    FHLMC Gold Pool #A28876                                        6.000      11/01/34       528,766          537,472
    FHLMC Gold Pool #A40159                                        5.500      11/01/35        46,557           46,479
    FHLMC Gold Pool #A40754                                        6.500      12/01/35       664,235          683,613

                                                        (continued on next page)

    The accompanying notes are an integral part of the financial statements.

                             ONEAMERICA FUNDS, INC.
                             SCHEDULE OF INVESTMENTS
                   INVESTMENT GRADE BOND PORTFOLIO (continued)
                                DECEMBER 31, 2007

                                                                 Interest     Maturity     Principal
                      Description                                  Rate         Date         Amount          Value
------------------------------------------------------------     --------     --------    ----------     ------------
LONG-TERM NOTES AND BONDS (95.6%) (continued)
  MORTGAGE-BACKED AND ASSET-BACKED SECURITIES (57.2%) (continued)
    FHLMC Gold Pool #A41968                                        5.500%     01/01/36    $  482,321     $    481,513
    FHLMC Gold Pool #A43870                                        6.500      03/01/36       303,513          312,047
    FHLMC Gold Pool #A45624                                        5.500      06/01/35        48,611           48,529
    FHLMC Gold Pool #A49346                                        6.500      05/01/36       232,052          238,577
    FHLMC Gold Pool #A51101                                        6.000      07/01/36       292,496          296,894
    FHLMC Gold Pool #A58965                                        5.500      04/01/37     1,197,210        1,194,738
    FHLMC Gold Pool #B12969                                        4.500      03/01/19       210,724          207,275
    FHLMC Gold Pool #B19462                                        5.000      07/01/20     1,058,220        1,059,423
    FHLMC Gold Pool #C01086                                        7.500      11/01/30        56,102           59,937
    FHLMC Gold Pool #C01271                                        6.500      12/01/31       105,671          109,292
    FHLMC Gold Pool #C01302                                        6.500      11/01/31        36,618           37,873
    FHLMC Gold Pool #C01676                                        6.000      11/01/33     4,958,033        5,042,500
    FHLMC Gold Pool #C14364                                        6.500      09/01/28        39,454           40,903
    FHLMC Gold Pool #C14872                                        6.500      09/01/28         4,245            4,401
    FHLMC Gold Pool #C20300                                        6.500      01/01/29        38,248           39,652
    FHLMC Gold Pool #C28221                                        6.500      06/01/29        16,389           16,986
    FHLMC Gold Pool #C35377                                        7.000      01/01/30         7,247            7,620
    FHLMC Gold Pool #C41636                                        8.000      08/01/30         6,122            6,558
    FHLMC Gold Pool #C56017                                        6.500      03/01/31       362,006          374,995
    FHLMC Gold Pool #C61802                                        5.500      12/01/31       675,059          675,635
    FHLMC Gold Pool #C64936                                        6.500      03/01/32        56,378           58,294
    FHLMC Gold Pool #C68790                                        6.500      07/01/32       237,837          245,920
    FHLMC Gold Pool #C74741                                        6.000      12/01/32       244,353          248,869
    FHLMC Gold Pool #C79460                                        5.500      05/01/33       259,151          259,118
    FHLMC Gold Pool #C79886                                        6.000      05/01/33       478,362          486,587
    FHLMC Gold Pool #E00543                                        6.000      04/01/13        32,703           33,507
    FHLMC Gold Pool #E00565                                        6.000      08/01/13        25,913           26,549
    FHLMC Gold Pool #E00957                                        6.000      02/01/16        48,045           49,179
    FHLMC Gold Pool #E01007                                        6.000      08/01/16        36,385           37,276
    FHLMC Gold Pool #E01085                                        5.500      12/01/16        73,083           74,150
    FHLMC Gold Pool #E01136                                        5.500      03/01/17       190,410          193,124
    FHLMC Gold Pool #E01216                                        5.500      10/01/17       182,345          184,944
    FHLMC Gold Pool #E01378                                        5.000      05/01/18       379,273          380,267
    FHLMC Gold Pool #E71048                                        6.000      07/01/13         1,616            1,656
    FHLMC Gold Pool #E72468                                        5.500      10/01/13        15,023           15,219
    FHLMC Gold Pool #E74118                                        5.500      01/01/14        80,859           81,900
    FHLMC Gold Pool #E77035                                        6.500      05/01/14        37,761           39,157
    FHLMC Gold Pool #E77962                                        6.500      07/01/14        60,844           63,094
    FHLMC Gold Pool #E78727                                        6.500      10/01/14         1,787            1,853
    FHLMC Gold Pool #E82543                                        6.500      03/01/16        59,420           61,533
    FHLMC Gold Pool #E85127                                        6.000      08/01/16        22,981           23,544
    FHLMC Gold Pool #E85353                                        6.000      09/01/16        91,483           93,724
    FHLMC Gold Pool #E89823                                        5.500      05/01/17       237,438          240,823
    FHLMC Gold Pool #E90912                                        5.500      08/01/17        71,400           72,417
    FHLMC Gold Pool #E91139                                        5.500      09/01/17       254,871          258,504
    FHLMC Gold Pool #E91646                                        5.500      10/01/17       475,341          482,117
    FHLMC Gold Pool #E92047                                        5.500      10/01/17       270,418          274,272
    FHLMC Gold Pool #E92196                                        5.500      11/01/17        52,818           53,571
    FHLMC Gold Pool #E95159                                        5.500      03/01/18       338,647          343,379

                                                        (continued on next page)

    The accompanying notes are an integral part of the financial statements.

                             ONEAMERICA FUNDS, INC.
                             SCHEDULE OF INVESTMENTS
                   INVESTMENT GRADE BOND PORTFOLIO (continued)
                                DECEMBER 31, 2007

                                                                 Interest     Maturity     Principal
                      Description                                  Rate         Date         Amount          Value
------------------------------------------------------------     --------     --------    ----------     ------------
LONG-TERM NOTES AND BONDS (95.6%) (continued)
  MORTGAGE-BACKED AND ASSET-BACKED SECURITIES (57.2%) (continued)
    FHLMC Gold Pool #E95734                                        5.000%     03/01/18    $1,624,239     $  1,628,495
    FHLMC Gold Pool #G01091                                        7.000      12/01/29        41,977           44,141
    FHLMC Gold Pool #G02060                                        6.500      01/01/36     1,606,791        1,653,666
    FHLMC Gold Pool #G08016                                        6.000      10/01/34     2,100,287        2,134,865
    FHLMC Gold Pool #G10817                                        6.000      06/01/13        32,521           33,320
    FHLMC Gold Pool #G11753                                        5.000      08/01/20       709,707          710,514
    FHLMC Gold Pool #J01380                                        5.500      03/01/21     2,421,472        2,451,115
    FHLMC Gold Pool #A44969                                        6.500      04/01/36     1,034,697        1,063,791
    FHLMC Pool #A56634                                             5.000      01/01/37       435,260          424,704
    FHLMC Pool #A56829                                             5.000      01/01/37       109,720          107,059
    FHLMC Series 2424 Class OG CMO                                 6.000      03/15/17     1,403,599        1,449,364
    FHLMC Series 2835 Class MD CMO                                 4.500      08/15/19       850,000          815,915
    FHLMC Series 2947 Class VA CMO                                 5.000      03/15/16       698,637          702,084
    FHLMC Series 3020 Class VA CMO                                 5.500      11/15/14     1,584,794        1,613,514
    FNMA CMO 2002-86 KM CMO                                        5.000      12/25/17     2,150,000        2,152,843
    FNMA Pool #942956                                              6.000      09/01/37     1,966,466        1,997,062
    FNMA Pool #256883                                              6.000      08/01/37     1,954,010        1,984,412
    FNMA Pool #253798                                              6.000      05/01/16         2,209            2,265
    FNMA Pool #356565                                              5.500      09/01/17     1,405,432        1,426,901
    FNMA Pool #357637                                              6.000      11/01/34     2,435,926        2,477,370
    FNMA Pool #545929                                              6.500      08/01/32       180,890          187,034
    FNMA Pool #555591                                              5.500      07/01/33       667,911          668,511
    FNMA Pool #572020                                              6.000      04/01/16        44,119           45,226
    FNMA Pool #578974                                              6.000      05/01/16        67,805           69,463
    FNMA Pool #579170                                              6.000      04/01/16        18,539           19,004
    FNMA Pool #584953                                              7.500      06/01/31        14,945           15,943
    FNMA Pool #585097                                              6.000      05/01/16       136,807          140,240
    FNMA Pool #651220                                              6.500      07/01/32       203,119          210,018
    FNMA Pool #781776                                              6.000      10/01/34       254,540          258,871
    FNMA Pool #797509                                              4.500      03/01/35     1,523,457        1,442,666
    FNMA Pool #797536                                              4.500      04/01/35     1,172,242        1,110,076
    FNMA Pool #936760                                              5.500      06/01/37     1,383,375        1,381,816
    GNMA CMO 2002-88 GW                                            5.500      09/20/19     1,000,000          996,633
    GNMA Pool #424739                                              7.500      05/15/26        33,527           35,816
    GNMA Pool #443216                                              8.000      07/15/27        22,800           24,664
    GNMA Pool #452827                                              7.500      02/15/28        27,889           29,782
    GNMA Pool #457453                                              7.500      10/15/27         8,201            8,760
    GNMA Pool #479743                                              7.500      11/15/30        25,953           27,694
    GNMA Pool #511723                                              7.500      10/15/30        41,525           44,312
    GNMA Pool #511778                                              7.500      11/15/30        89,231           95,219
    GNMA Pool #529534                                              8.000      08/15/30         9,216            9,979
    GNMA Pool #540356                                              7.000      05/15/31        70,830           75,104
    GNMA Pool #542083                                              7.000      01/15/31        20,915           22,177
    GNMA Pool #552466                                              6.500      03/15/32       112,635          116,794
    GNMA Pool #570323                                              6.000      02/15/32        36,064           36,994
    GNMA Pool #574395                                              6.000      01/15/32       769,628          789,493
    GNMA Pool #577653                                              6.000      08/15/32        65,967           67,670
    GNMA Pool #585467                                              6.000      08/15/32       213,822          219,341

                                                        (continued on next page)

    The accompanying notes are an integral part of the financial statements.

                             OneAmerica Funds, Inc.
                             SCHEDULE OF INVESTMENTS
                   INVESTMENT GRADE BOND PORTFOLIO (continued)
                                December 31, 2007

                                                                 Interest     Maturity     Principal
                      Description                                  Rate         Date         Amount          Value
------------------------------------------------------------     --------     --------    ----------     ------------
LONG-TERM NOTES AND BONDS (95.6%) (continued)
  MORTGAGE-BACKED AND ASSET-BACKED SECURITIES (57.2%) (continued)
      GNMA Pool #591025                                            6.500%     10/15/32    $  161,536     $    167,501
      GE Capital Commercial Mortgage Corp.                         5.349      08/11/36       500,000          509,928
      LBUBS Commercial Mortgage Trust,
        Ser. 2006-C7, Cl. A2                                       5.300      11/15/38     1,800,000        1,807,228
      Merrill Lynch/CountryWide Commercial
        Mortgage Trust, Ser. 2007-5, Cl. Asb                       5.362      10/12/16       650,000          650,127
      Morgan Stanley Capital I, Ser. 2006-IQ12,Cl. Aab             5.325      12/15/43       650,000          650,139
      Morgan Stanley Capital I, 2006-IQ11 A4                       5.775      10/15/42     1,000,000        1,030,057
      Small Business Administration Participation
        Certificates, Ser. 2006-10A, Cl. 1                         5.524      03/10/16     1,000,000        1,007,638
      Small Business Administration Participation
        Certificates, Ser. 2006-20C, Cl. 1                         5.570      03/01/26       925,657          952,111
      TIAA Seasoned Commercial Mortgage Trust                      6.104      08/15/39       350,000          360,436
                                                                                                         ------------
                                                                                                           77,601,248
                                                                                                         ------------
  CORPORATE OBLIGATIONS (29.8%)
    Auto Rental (0.6%)
      ERAC USA Finance Co. Series 144A                             5.600      05/01/15       800,000          760,717
                                                                                                         ------------
    Automotive (0.0%)
      Daimler Chrysler North America Holdings                      7.750      01/18/11        37,000           39,758
                                                                                                         ------------
    Biotechnology (0.7%)
      Pioneer HI Bred International, Inc.                          5.750      01/15/09     1,000,000        1,005,719
                                                                                                         ------------
    Chemicals (0.2%)
      Chemtura Corp.                                               6.875      06/01/16       300,000          282,000
      E.I. Du Pont De Nemours Co.                                  6.875      10/15/09        37,000           38,669
                                                                                                         ------------
                                                                                                              320,669
                                                                                                         ------------
    Commercial Banks (2.9%)
      Bank of America Corp.                                        7.400      01/15/11        37,000           39,768
      Bank of Oklahoma                                             5.750      05/15/17       600,000          595,420
      Bank One Corp.                                               7.875      08/01/10     1,037,000        1,118,576
      Citigroup Inc.                                               3.625      02/09/09     1,000,000          986,594
      First Union National Bank                                    7.800      08/18/10        37,000           39,876
      J.P. Morgan Chase & Co.                                      6.750      02/01/11        37,000           38,850
      Merrill Lynch & Co.                                          6.000      02/17/09        37,000           37,302
      PNC Funding Corp.                                            5.125      12/14/10       400,000          402,806
      State Street Bank & Trust                                    5.300      01/15/16       600,000          583,565
      US Bank North America                                        6.375      08/01/11        37,000           38,805
                                                                                                         ------------
                                                                                                            3,881,562
                                                                                                         ------------
    Commercial Services & Supplies (0.8%)
      Waste Management, Inc.                                       6.875      05/15/09     1,100,000        1,129,332
                                                                                                         ------------
    Computer - Software (0.5%)
      Computer Associates Inc. Series 144A                         5.625      12/01/14       700,000          661,721
                                                                                                         ------------

                                                        (continued on next page)

    The accompanying notes are an integral part of the financial statements.

                           ONEAMERICA FUNDS, INC.
                           SCHEDULE OF INVESTMENTS
                 INVESTMENT GRADE BOND PORTFOLIO (continued)
                              DECEMBER 31, 2007

                                                                 Interest     Maturity     Principal
                      Description                                  Rate         Date         Amount          Value
------------------------------------------------------------     --------     --------    ----------     ------------
LONG-TERM NOTES AND BONDS (95.6%) (continued)
  CORPORATE OBLIGATIONS (29.8%) (continued)
    Consumer Products (0.7%)
      Kimberly-Clark                                               6.625%     08/01/37    $  800,000     $    885,464
                                                                                                         ------------
    E&P Services (0.6%)
      Seacor Holdings, Inc.                                        5.875      10/01/12       805,000          820,731
                                                                                                         ------------
    Electric (0.4%)
      EDP Finance BV                                               6.000      02/02/18       600,000          585,202
                                                                                                         ------------
    Electric Utility (2.2%)
      Arizona Public Service Co.                                   6.375      10/15/11       600,000          620,759
      DPL Inc.                                                     6.875      09/01/11       500,000          531,821
      Duke Energy Indiana Inc.                                     8.000      07/15/09       400,000          418,272
      Entergy Gulf States, Inc.                                    4.875      11/01/11       650,000          627,418
      NiSource Finance Corp.                                       7.875      11/15/10        37,000           39,250
      Potomac Edison Co.                                           5.350      11/15/14       700,000          679,085
                                                                                                         ------------
                                                                                                            2,916,605
                                                                                                         ------------
    Finance Companies (2.1%)
      Catepillar Financial Service Corp.                           3.450      01/15/09     1,000,000          985,209
      Ford Motor Credit Corp.                                      7.000      10/01/13       800,000          668,311
      General Electric Capital Corp.                               7.375      01/19/10        37,000           39,218
      Goldman Sachs Group, Inc.                                    6.875      01/15/11        37,000           39,242
      HSBC Finance Corp.                                           6.750      05/15/11        37,000           38,383
      National Rural Utilities Cooperative Finance Corp.           5.750      08/28/09       500,000          509,301
      SLM Corp.                                                    4.500      07/26/10       700,000          642,039
                                                                                                         ------------
                                                                                                            2,921,703
                                                                                                         ------------
    Food Products (0.8%)
      General Mills Inc.                                           5.650      09/10/12       500,000          508,159
      Kellogg Company                                              6.600      04/01/11        37,000           39,207
      Kraft Foods Inc.                                             6.500      08/11/17       500,000          517,273
                                                                                                         ------------
                                                                                                            1,064,639
                                                                                                         ------------
    Food-Wholesale/Distribution (0.2%)
      Pepsi Bottling Holdings Inc.                                 5.625      02/17/09       305,000          308,645
                                                                                                         ------------
    Gas-Distribution (1.0%)
      Atmos Energy Corp.                                           4.950      10/15/14       600,000          572,207
      Southwest Gas Corp.                                          7.625      05/15/12       650,000          714,272
                                                                                                         ------------
                                                                                                            1,286,479
                                                                                                         ------------
    Health Care Services (0.4%)
      Quest Diagnostic Inc.                                        6.950      07/01/37       550,000          581,549
                                                                                                         ------------
    Healthcare Equipment & Supplies (0.8%)
      Hospira, Inc.                                                5.900      06/15/14     1,000,000        1,022,654
                                                                                                         ------------

                                                        (continued on next page)

    The accompanying notes are an integral part of the financial statements.

                             ONEAMERICA FUNDS, INC.
                             SCHEDULE OF INVESTMENTS
                   INVESTMENT GRADE BOND PORTFOLIO (continued)
                                DECEMBER 31, 2007

                                                                 Interest     Maturity     Principal
                      Description                                  Rate         Date         Amount          Value
------------------------------------------------------------     --------     --------    ----------     ------------
LONG-TERM NOTES AND BONDS (95.6%) (continued)
  CORPORATE OBLIGATIONS (29.8%) (continued)
    Independent Energy (1.8%)
      Chesapeake Energy Corp.                                      7.750%     01/15/15    $  650,000     $    663,000
      Pioneer Natual Resource                                      7.200      01/15/28       600,000          540,784
      Southwestern Energy Co.                                      7.125      10/10/17       500,000          529,680
      Union Pacific Resources                                      7.050      05/15/18       600,000          656,284
                                                                                                         ------------
                                                                                                            2,389,748
                                                                                                         ------------
    Insurance (2.1%)
      Allstate Life Global Funding                                 4.250      02/26/10       700,000          698,341
      Metropolitan Life Global Funding Series 144A                 4.625      08/19/10       800,000          811,648
      Nationwide Financial Services                                6.250      11/15/11       700,000          736,377
      Willis North America, Inc.                                   6.200      03/28/17       600,000          598,679
                                                                                                         ------------
                                                                                                            2,845,045
                                                                                                         ------------
    Integrated Energy (0.0%)
      Conocophilips Company                                        8.750      05/25/10        37,000           40,536
                                                                                                         ------------
    Iron/Steel (1.3%)
      Nucor Corp.                                                  5.750      12/01/17       900,000          906,710
      Reliance Steel & Aluminum Co.                                6.850      11/15/36       900,000          893,182
                                                                                                         ------------
                                                                                                            1,799,892
                                                                                                         ------------
    Media (0.5%)
      AOL Time Warner, Inc.                                        6.750      04/15/11        37,000           38,537
      Time Warner Cable Inc. Series 144A                           6.550      05/01/37       650,000          663,453
      Viacom, Inc.                                                 6.625      05/15/11        37,000           38,377
                                                                                                         ------------
                                                                                                              740,367
                                                                                                         ------------
    Medical-Drugs (0.4%)
      Astrazeneca PLC                                              5.900      09/15/17       500,000          525,028
                                                                                                         ------------
    Mining (0.4%)
      Vulcan Materials                                             5.600      11/30/12       600,000          603,368
                                                                                                         ------------
    Office Furnishings-Orig (0.5%)
      Steelcase, Inc.                                              6.500      08/15/11       650,000          681,312
                                                                                                         ------------
    Oil & Gas-Production/Pipeline (2.0%)
      El Paso Natural Gas                                          7.625      08/01/10       700,000          715,368
      Southern Natural Gas Series 144A                             5.900      04/01/17       650,000          639,319
      Transcont Gas Pipe Corp.                                     8.875      07/15/12       600,000          678,000
      Williams Partners LP/Williams Partners Finance Corp.         7.250      02/01/17       700,000          720,999
                                                                                                         ------------
                                                                                                            2,753,686
                                                                                                         ------------
    Oil and Gas (0.9%)
      Berry Petroleum CO.                                          8.250      11/01/16       600,000          613,500
      Murphy Oil Corp.                                             7.050      05/01/29       600,000          614,630
                                                                                                         ------------
                                                                                                            1,228,130
                                                                                                         ------------

                                                        (continued on next page)

    The accompanying notes are an integral part of the financial statements.

                             ONEAMERICA FUNDS, INC.
                             SCHEDULE OF INVESTMENTS
                   INVESTMENT GRADE BOND PORTFOLIO (continued)
                                DECEMBER 31, 2007

                                                                 Interest     Maturity     Principal
                      Description                                  Rate         Date         Amount          Value
------------------------------------------------------------     --------     --------    ----------     ------------
LONG-TERM NOTES AND BONDS (95.6%) (continued)
  CORPORATE OBLIGATIONS (29.8%) (continued)
    Packaging (0.4%)
      Pactiv Corp.                                                 6.400%     01/15/18    $  550,000     $    555,090
                                                                                                         ------------
    Paper and Forest Products (1.1%)
      Abitibi-Consolidated, Inc.                                   8.850      08/01/30       800,000          548,000
      Weyerhaeuser Co.                                             7.375      03/15/32       900,000          903,191
                                                                                                         ------------
                                                                                                            1,451,191
                                                                                                         ------------
    Real Estate (1.0%)
      Nationwide Health Properties Inc.                            6.250      02/01/13       600,000          622,651
      Simon Property Group LP                                      3.750      01/30/09       700,000          690,765
                                                                                                         ------------
                                                                                                            1,313,416
                                                                                                         ------------
    Retail (0.0%)
      Wal-Mart                                                     6.875      08/10/09        37,000           38,669
                                                                                                         ------------
    Telecommunication Services (1.4%)
      AT&T Wireless Services, Inc.                                 7.875      03/01/11        37,000           40,070
      AT&T Wireless Services, Inc.                                 6.250      03/15/11        37,000           38,515
      British Telecom Plc                                          8.625      12/15/10        37,000           40,602
      Deutsche Telekom International                               8.000      06/15/10        37,000           39,501
      France Telecom                                               7.750      03/01/11        37,000           39,769
      Sprint Capital Corp.                                         7.625      01/30/11        37,000           38,558
      Sprint Capital Corp.                                         8.750      03/15/32       800,000          901,757
      Verizon Communications                                       6.940      04/15/28       600,000          642,689
      Verizon Global Funding Corp.                                 7.250      12/01/10        37,000           39,661
                                                                                                         ------------
                                                                                                            1,821,122
                                                                                                         ------------
    Transportation (0.6%)
      Fedex Corp.                                                  7.110      01/02/14       725,956          797,673
                                                                                                         ------------
    Miscellaneous (0.5%)
      Inter-American Development Bank                              7.375      01/15/10        37,000           39,745
      Quebec Province                                              6.125      01/22/11        37,000           39,128
      Southern Star Central Corp.                                  6.750      03/01/16       650,000          622,375
                                                                                                         ------------
                                                                                                              701,248
                                                                                                         ------------
        Total corporate obligations (cost: $40,745,845)                                                    40,478,670
                                                                                                         ------------

        Total long-term notes and bonds (cost: $128,734,406)                                              129,694,823
                                                                                                         ------------

                                                        (continued on next page)

    The accompanying notes are an integral part of the financial statements.

                             ONEAMERICA FUNDS, INC.
                             SCHEDULE OF INVESTMENTS
                   INVESTMENT GRADE BOND PORTFOLIO (continued)
                                DECEMBER 31, 2007

                                                                 Interest     Maturity     Principal
                      Description                                  Rate         Date         Amount          Value
------------------------------------------------------------     --------     --------    ----------     ------------
SHORT-TERM NOTES AND BONDS (0.8%)
  CORPORATE OBLIGATIONS (0.8%)
    Electric Utility (0.8%)
      Centerpoint Energy                                           6.500%     02/01/08    $1,000,000     $  1,000,737
                                                                                                         ------------
  MORTGAGE-BACKED AND ASSET-BACKED SECURITIES (0.0%)
      Vende Mortgage Trust, Ser. 2001-3, Cl. J                     6.500      05/15/08        84,206           84,267
                                                                                                         ------------

        Total short-term notes and bonds (cost: $1,085,846)                                                 1,085,004
                                                                                                         ------------

                                                                                             Shares
                                                                                           ---------
MONEY MARKET MUTUAL FUNDS (1.4%)
      AIM-STIT-STIC Prime Portfolio                                                        1,225,000        1,225,000
      Blackrock Liquidity TempFund Portfolio                                                 750,000          750,000
                                                                                                         ------------

        Total money market mutual funds (cost: $1,975,000)                                                  1,975,000
                                                                                                         ------------
MUTUAL FUNDS (1.1%)
      Federated High Yield Bond                                                               19,161          111,710
      Fidelity Advisor S-V Floater High Income Fund                                           53,359          510,645
      Loomis Sayles Global Bond Fund                                                          49,360          786,794
      Lehman Brothers High Income Bond Fund                                                   11,274           97,748
                                                                                                         ------------

        Total mutual funds (cost: $1,492,884)                                                               1,506,897
                                                                                                         ------------
CASH AND CASH EQUIVALENTS (0.0%)
      BONY Cash Reserve (cost: $34,718)                                                                        34,718
                                                                                                         ------------

TOTAL INVESTMENTS (98.9%) (COST: $133,322,854)                                                            134,296,442
                                                                                                         ------------

OTHER ASSETS IN EXCESS OF LIABILITIES (1.1%)                                                                1,429,348
                                                                                                         ------------

NET ASSETS (100.0%)                                                                                      $135,725,790
                                                                                                         ============

Series 144A securities were purchased pursuant to rule 144A under the Securities Act of 1933 and may not be resold subject to the rule except to qualified institutional buyers. Unless otherwise noted, Series 144A securities are deemed to be liquid.

The interest rate for short-term notes reflects the yields for those securities as of December 31, 2007.

Percentages shown are based on total net assets.

    The accompanying notes are an integral part of the financial statements.

                             ONEAMERICA FUNDS, INC.
                          REPRESENTATION OF INVESTMENTS
                         INVESTMENT GRADE BOND PORTFOLIO
                          DECEMBER 31, 2007 (unaudited)

                  Industry                                 % of Total Net Assets
------------------------------------------------           ---------------------
Mortgage-Backed and Asset-Backed Securities                        57.2%
Corporate Obligations                                              30.6
U.S. Government & Agency Obligations                                8.6
Money Market Mutual Funds                                           1.4
Mutual Funds                                                        1.1
Cash and Cash Equivalents                                             -
                                                                  -----
                                                                   98.9
Other assets in excess of liabilities                               1.1
                                                                  -----
TOTAL INVESTMENTS                                                 100.0%
                                                                  =====

                             ONEAMERICA FUNDS, INC.
                             SCHEDULE OF INVESTMENTS
                            ASSET DIRECTOR PORTFOLIO
                                DECEMBER 31, 2007

                Description                           Shares                     Value
------------------------------------------          ----------               ------------
COMMON STOCKS (57.7%)
  Aerospace & Defense (2.0%)
    General Dynamics Corp.                              19,000               $  1,690,810
    Precision Castparts Corp.                           38,200                  5,298,340
                                                                             ------------
                                                                                6,989,150
                                                                             ------------
  Apparel (3.2%)
    Columbia Sportswear Co.                             99,000                  4,364,910
    Kellwood Co.                                        88,500                  1,472,640
    Liz Claiborne, Inc.                                 73,800                  1,501,830
    Wolverine World Wide, Inc.                         144,950                  3,554,174
                                                                             ------------
                                                                               10,893,554
                                                                             ------------
  Automotive Components (2.3%)
    Harley-Davidson, Inc.                               68,400                  3,194,964
                                                                             ------------
    Magna International, Inc.
      Class A                                           59,800                  4,809,714
                                                                             ------------
                                                                                8,004,678
                                                                             ------------
  Chemicals (1.0%)
    Dow Chemical Co.                                    90,600                  3,571,452
                                                                             ------------
  Computer Hardware & Software (5.1%)
    Autodesk, Inc.*                                     74,600                  3,712,096
    Cisco Systems, Inc.*                               206,200                  5,581,834
    Dell Inc.*                                         144,100                  3,531,891
    Hewlett-Packard Co.                                 90,767                  4,581,918
                                                                             ------------
                                                                               17,407,739
                                                                             ------------
  Consumer Products (0.1%)
    Helen of Troy, Ltd.*                                22,900                    392,506
                                                                             ------------
  Diversified Financial Services (5.6%)
    Aegon NV                                           257,586                  4,515,483
    Citigroup, Inc.                                     90,028                  2,650,424
    Federated Investors, Inc.                          133,000                  5,474,281
    Investment Technology Group, Inc.*                  77,400                  3,683,466
    JP Morgan Chase & Co.                               51,240                  2,236,626
    Washington Mutual, Inc.                             48,627                    661,813
                                                                             ------------
                                                                               19,222,093
                                                                             ------------
  Diversified Manufacturing (4.9%)
    Carlisle Cos., Inc.                                138,400                  5,124,952
    Crane Co.                                          123,100                  5,280,990
    Illinois Tool Works, Inc.                           85,000                  4,550,900
    Trinity Industries, Inc.                            58,975                  1,637,146
                                                                             ------------
                                                                               16,593,988
                                                                             ------------
  Electrical Equipment (1.7%)
    Baldor Electric Co.                                104,300                  3,510,738
    FLIR Systems, Inc.*                                 75,200                  2,353,760
                                                                             ------------
                                                                                5,864,498
                                                                             ------------
  Food & Beverage (1.8%)
    The Coca-Cola Co.                                  100,600                  6,173,822
                                                                             ------------
  Health Care (5.5%)
    Johnson & Johnson                                   64,600                  4,308,820
    McKesson Corp.                                      53,000                  3,472,030
    Medtronic, Inc.                                     61,400                  3,086,578
    Merck & Co., Inc.                                   19,900                  1,156,389
    Pfizer, Inc.                                       205,900                  4,680,107
    Zimmer Holdings, Inc.*                              29,900                  1,977,885
                                                                             ------------
                                                                               18,681,809
                                                                             ------------
  Home Furnishings (0.2%)
    La-Z-Boy, Inc.                                      78,650                    623,695
                                                                             ------------
  Industrial Conglomerates (1.6%)
    General Electric Co.                               144,700                  5,364,029
                                                                             ------------
  Metals & Mining (1.4%)
    Alcoa, Inc.                                        132,500                  4,842,875
                                                                             ------------
  Oil & Oil Services (4.6%)
    Royal Dutch Shell PLC ADR                           77,350                  6,512,870
    Tidewater, Inc.                                     79,550                  4,364,113
    Valero Energy Corp.                                 69,000                  4,832,070
                                                                             ------------
                                                                               15,709,053
                                                                             ------------
  Paper and Forest Products (0.4%)
    Wausau Paper Corp.                                 155,700                  1,399,743
                                                                             ------------
  Recreation (1.8%)
    Brunswick Corp.                                    142,400                  2,427,920
    Mattel, Inc.                                       187,300                  3,566,192
                                                                             ------------
                                                                                5,994,112
                                                                             ------------
  Retail (3.2%)
    Bed Bath & Beyond, Inc.*                            92,900                  2,730,331
    Best Buy Co., Inc.                                  47,800                  2,516,670
    BJ's Wholesale Club, Inc.*                          38,600                  1,305,838
    Home Depot, Inc.                                   128,000                  3,448,320
    Kohl's Corp.*                                       18,900                    865,620
                                                                             ------------
                                                                               10,866,779
                                                                             ------------

                                                        (continued on next page)

    The accompanying notes are an integral part of the financial statements.

                             ONEAMERICA FUNDS, INC.
                             SCHEDULE OF INVESTMENTS
                      ASSET DIRECTOR PORTFOLIO (continued)
                                DECEMBER 31, 2007

                Description                                        Shares        Value
------------------------------------------                       ----------  ------------
COMMON STOCKS (57.7%) (continued)
  Semiconductors (4.0%)
    Applied Materials, Inc.                                         165,400  $  2,937,504
    Intel Corp.                                                     219,600     5,854,536
    Texas Instruments, Inc.                                         140,300     4,686,020
                                                                             ------------
                                                                               13,478,060
                                                                             ------------
  Telecommunication Services (4.6%)
    Nokia Corp. ADR                                                 213,300     8,188,587
    Telefonos de Mexico, Class L ADR                                200,100     7,371,684
                                                                             ------------
                                                                               15,560,271
                                                                             ------------

  Transportation (2.7%)
    Norfolk Southern Corp.                                           91,900     4,635,436
    Werner Enterprises, Inc.                                        262,200     4,465,266
                                                                             ------------
                                                                                9,100,702
                                                                             ------------

      Total common stocks (cost: $153,744,506)                                196,734,608
                                                                             ------------

                                         Interest    Maturity     Principal
                                           Rate        Date        Amount
                                         --------   ---------    ----------
LONG-TERM NOTES AND BONDS (29.8%)
  U.S. GOVERNMENT & AGENCY OBLIGATIONS (5.1%)
    Housing Urban Development              4.850%    08/01/11    $  100,000   $   103,939
    Housing Urban Development              5.670     08/01/16       200,000       211,110
    Tennessee Valley Authority             6.250     12/15/17       100,000       113,271
    U.S. Treasury Bonds                    9.125     05/15/18       200,000       282,828
    U.S. Treasury Bonds                    6.250     05/15/30       225,000       280,793
    U.S. Treasury Bonds                    5.375     02/15/31     3,850,000     4,337,569
    U.S. Treasury Bonds                    4.500     02/15/36       900,000       904,570
    U.S. Treasury Notes                    3.875     05/15/09       300,000       303,141
    U.S. Treasury Notes                    6.000     08/15/09     1,612,000     1,685,673
    U.S. Treasury Notes                    4.250     01/15/11       100,000       103,375
    U.S. Treasury Notes                    5.000     02/15/11       200,000       211,203
    U.S. Treasury Notes                    5.125     06/30/11     3,396,000     3,607,985
    U.S. Treasury Notes                    4.625     02/15/17     2,075,000     2,169,348
    U.S. Treasury Notes                    4.750     05/31/12       350,000       369,387
    U.S. Treasury Notes                    4.500     02/28/11     2,600,000     2,708,267
    U.S. Treasury Bonds                    4.500     05/15/17       100,000       103,648
                                                                             ------------
                                                                               17,496,107
                                                                             ------------
 MORTGAGE-BACKED AND ASSET-BACKED SECURITIES (16.0%)
    AEP Texas Central Transition
      Funding LLC                          5.090       07/01/15       450,000     447,469
    Banc of America Commercial
      Mortgage, Inc.,
      Ser. 2006-5, Cl. Aab                 5.379       09/10/47       500,000     502,423
    Bear Stearns Commercial Mortgage
      Securities, Ser. 2006-PW13, Cl. Aab  5.530       09/11/41       700,000     708,506

                                                        (continued on next page)

    The accompanying notes are an integral part of the financial statements.

                             ONEAMERICA FUNDS, INC.
                             SCHEDULE OF INVESTMENTS
                      ASSET DIRECTOR PORTFOLIO (continued)
                                DECEMBER 31, 2007

                                                           Interest      Maturity     Principal
                        Description                          Rate          Date         Amount            Value
--------------------------------------------------------   --------      --------     ----------      ------------
LONG-TERM NOTES AND BONDS (29.8%) (continued)
  MORTGAGE-BACKED AND ASSET-BACKED SECURITIES (16.0%) (continued)
    Bear Stearns Commercial Mortgage Securities,
      Ser. 2006-PW14, Cl. A3                                 5.209%      12/11/38     $  400,000      $    396,303
    Bear Stearns Commercial Mortgage Securities,
      Ser. 2007-PW15, Cl. Aab                                5.315       02/11/44        350,000           349,341
    Bear Stearns Commercial Mortgage Securities,
      Ser. 2006-PW13, Cl. AAA                                5.518       09/11/41        705,000           709,370
    Centerpoint Energy Transition Bond Co.,
      Ser. 2005-A, Cl. A2                                    4.970       08/01/14        400,000           403,956
    CNH Equipment Trust Ser 2007-B A3A                       5.400       10/17/11        600,000           607,851
    Citigroup Commercial Mortgage Trust,
      Ser. 2006-C5, Cl. Asb                                  5.413       10/15/49        800,000           803,538
    Commercial Mortgage PASS-THRU,
      Ser. 2006-C8, Cl. Aab                                  5.291       12/10/46        350,000           349,608
    Crown Castle Towers, Ser. 2006-1A, Cl. Afx               5.245       11/15/36        800,000           798,448
    Csfb Boston Mtge Secs Corp 2005-C6 A4                    5.230       12/15/40      1,000,000           994,796
    CSFB, Ser. 2005-C5, Cl. Aab                              5.100       08/15/38        800,000           794,688
    FHLMC                                                    5.200       03/05/19        300,000           300,278
    FHLMC Gold Pool #A42908                                  6.000       02/01/36        298,647           303,137
    FHLMC Gold Pool #A56247                                  6.000       01/01/37        955,970           970,344
    FHLMC Gold Pool #A57135                                  5.500       02/01/37      1,909,490         1,905,548
    FHLMC Gold Pool #A58278                                  5.000       03/01/37        975,929           952,261
    FHLMC Gold Pool #A11823                                  5.000       08/01/33        490,179           479,075
    FHLMC Gold Pool #A14499                                  6.000       10/01/33        186,293           189,496
    FHLMC Gold Pool #A16641                                  5.500       12/01/33        656,476           656,391
    FHLMC Gold Pool #A41968                                  5.500       01/01/36        248,655           248,238
    FHLMC Gold Pool #A48197                                  6.500       01/01/36        850,162           874,068
    FHLMC Gold Pool #A49346                                  6.500       05/01/36        671,733           690,622
    FHLMC Gold Pool #A51101                                  6.000       07/01/36        385,146           390,937
    FHLMC Gold Pool #A58965                                  5.500       04/01/37      1,197,210         1,194,738
    FHLMC Gold Pool #B12969                                  4.500       03/01/19        632,170           621,826
    FHLMC Gold Pool #B18146                                  5.000       04/01/20        739,969           740,695
    FHLMC Gold Pool #B18179                                  5.000       04/01/20      1,509,226         1,510,942
    FHLMC Gold Pool #B19462                                  5.000       07/01/20        529,110           529,712
    FHLMC Gold Pool #C01086                                  7.500       11/01/30         12,196            13,030
    FHLMC Gold Pool #C01271                                  6.500       12/01/31         44,030            45,538
    FHLMC Gold Pool #C01302                                  6.500       11/01/31         21,540            22,278
    FHLMC Gold Pool #C01676                                  6.000       11/01/33        897,433           912,722
    FHLMC Gold Pool #C14872                                  6.500       09/01/28         15,890            16,473
    FHLMC Gold Pool #C20853                                  6.000       01/01/29        527,742           539,336
    FHLMC Gold Pool #C56017                                  6.500       03/01/31        289,693           300,087
    FHLMC Gold Pool #C61802                                  5.500       12/01/31        160,403           160,540
    FHLMC Gold Pool #C65255                                  6.500       03/01/32         23,216            24,005
    FHLMC Gold Pool #C67071                                  6.500       05/01/32         64,011            66,473
    FHLMC Gold Pool #C68790                                  6.500       07/01/32         79,279            81,973
    FHLMC Gold Pool #C74741                                  6.000       12/01/32         71,868            73,197
    FHLMC Gold Pool #C79886                                  6.000       05/01/33        138,879           141,267
    FHLMC Gold Pool #E00543                                  6.000       04/01/13         21,996            22,537
    FHLMC Gold Pool #E00878                                  6.500       07/01/15         18,519            19,195

                                                        (continued on next page)

    The accompanying notes are an integral part of the financial statements.

                             ONEAMERICA FUNDS, INC.
                             SCHEDULE OF INVESTMENTS
                      ASSET DIRECTOR PORTFOLIO (continued)
                                DECEMBER 31, 2007

                                                           Interest      Maturity     Principal
                        Description                          Rate          Date         Amount            Value
--------------------------------------------------------   --------      --------     ----------      ------------
LONG-TERM NOTES AND BONDS (29.8%) (continued)
  MORTGAGE-BACKED AND ASSET-BACKED SECURITIES (16.0%) (continued)
    FHLMC Gold Pool #E01007                                  6.000%      08/01/16     $   36,385      $     37,276
    FHLMC Gold Pool #E77962                                  6.500       07/01/14         22,817            23,660
    FHLMC Gold Pool #E85127                                  6.000       08/01/16         13,132            13,454
    FHLMC Gold Pool #E85353                                  6.000       09/01/16         91,483            93,724
    FHLMC Gold Pool #E95159                                  5.500       03/01/18        126,993           128,767
    FHLMC Gold Pool #E95734                                  5.000       03/01/18        633,849           635,510
    FHLMC Gold Pool #G01477                                  6.000       12/01/32        591,238           602,269
    FHLMC Gold Pool #G01727                                  6.000       08/01/34      1,319,366         1,341,844
    FHLMC Gold Pool #G02060                                  6.500       01/01/36        964,075           992,200
    FHLMC Gold Pool #G08016                                  6.000       10/01/34      1,050,144         1,067,432
    FHLMC Gold Pool #G08087                                  6.000       10/01/35        273,503           277,791
    FHLMC Gold Pool #G11753                                  5.000       08/01/20        709,707           710,514
    FHLMC Gold Pool #J01380                                  5.500       03/01/21      1,210,736         1,225,558
    FHLMC Gold Pool #J05930                                  5.500       03/01/21      1,131,976         1,145,833
    FHLMC Series 2424 Class OG CMO                           6.000       03/15/17        467,866           483,121
    FHLMC Series 2835 Class MD CMO                           4.500       08/15/19        150,000           143,985
    FHLMC Series 2947 Class VA CMO                           5.000       03/15/16        399,221           401,191
    FHLMC Series 3020 Class VA CMO                           5.500       11/15/14        792,397           806,757
    FNCL Pool #915258                                        5.500       04/01/37      1,933,664         1,931,485
    FNCL Pool# 940624                                        6.000       08/01/37      2,937,625         2,983,329
    FNMA CMO 2002-86 KM CMO                                  5.000       12/25/17        350,000           350,463
    FNMA Pool #945882                                        6.000       08/01/37      2,440,790         2,478,764
    FNMA Pool #942956                                        6.000       09/01/37        983,233           998,531
    FNMA Pool #914468                                        5.500       04/01/37      1,934,753         1,932,572
    FNMA Pool #356565                                        5.500       09/01/17        319,416           324,296
    FNMA Pool #357637                                        6.000       11/01/34        665,993           677,324
    FNMA Pool #545929                                        6.500       08/01/32         84,415            87,283
    FNMA Pool #555591                                        5.500       07/01/33        193,910           194,084
    FNMA Pool #574922                                        6.000       04/01/16          3,962             4,061
    FNMA Pool #579170                                        6.000       04/01/16         26,006            26,659
    FNMA Pool #584953                                        7.500       06/01/31          6,642             7,086
    FNMA Pool #651220                                        6.500       07/01/32         40,624            42,004
    FNMA Pool #725793                                        5.500       09/01/19      1,109,197         1,125,855
    FNMA Pool #797509                                        4.500       03/01/35      1,593,078         1,508,595
    FNMA Pool #797536                                        4.500       04/01/35        840,656           796,074
    FNMA Pool #936760                                        5.500       06/01/37      1,383,375         1,381,816
    GNMA Pool #422407                                        6.500       01/15/26          7,851             8,159
    GNMA Pool #424578                                        6.500       04/15/26        101,823           105,810
    GNMA Pool #425983                                        6.500       03/15/26         16,338            16,978
    GNMA Pool #431962                                        6.500       05/15/26         34,137            35,474
    GNMA Pool #436741                                        7.500       01/15/27         27,339            29,203
    GNMA Pool #443216                                        8.000       07/15/27         11,927            12,902
    GNMA Pool #479743                                        7.500       11/15/30         25,953            27,694
    GNMA Pool #511778                                        7.500       11/15/30         34,917            37,260
    GNMA Pool #542083                                        7.000       01/15/31        104,574           110,885
    GNMA Pool #552466                                        6.500       03/15/32         52,563            54,504
    GNMA Pool #555179                                        7.000       12/15/31         16,863            17,881
    GNMA Pool #570323                                        6.000       02/15/32         14,426            14,798

                                                        (continued on next page)

    The accompanying notes are an integral part of the financial statements.

                             ONEAMERICA FUNDS, INC.
                             SCHEDULE OF INVESTMENTS
                      ASSET DIRECTOR PORTFOLIO (continued)
                                DECEMBER 31, 2007

                                                           Interest      Maturity     Principal
                        Description                          Rate          Date         Amount            Value
--------------------------------------------------------   --------      --------     ----------      ------------
LONG-TERM NOTES AND BONDS (29.8%) (continued)
  MORTGAGE-BACKED AND ASSET-BACKED SECURITIES (16.0%) (continued)
    GNMA Pool #574395                                        6.000%      01/15/32     $   75,454      $     77,402
    GE Capital Commercial Mortgage Corp.                     5.349        8/11/36        500,000           509,928
    LBUBS Commercial Mortgage Trust,
      Ser. 2006-C7, Cl. A2                                   5.300       11/15/38      1,200,000         1,204,819
    Merrill Lynch/CountryWide Commercial
      Mortgage Trust, Ser. 2007-5, Cl. Asb                   5.362       10/12/16        350,000           350,068
    Morgan Stanley Capital I, Ser. 2006-IQ12, Cl. Aab        5.325       12/15/43        350,000           350,075
    Small Business Administration Participation
      Certificates, Ser. 2006-10A, Cl. 1                     5.524       03/10/16        500,000           503,819
    Small Business Administration Participation
      Certificates, Ser. 2006-20C, Cl. 1                     5.570       03/01/26        462,829           476,056
    TIAA Seasoned Commercial Mortgage Trust                  6.104       08/15/39        650,000           669,382
                                                                                                      ------------
                                                                                                        54,457,520
                                                                                                      ------------
  CORPORATE OBLIGATIONS (8.7%)
    Auto Rental (0.1%)
      ERAC USA Finance Co. Series 144A                       5.600       05/01/15        200,000           190,179
                                                                                                      ------------
  Automotive (0.0%)
    Daimler Chrysler North America Holdings                  7.750       01/18/11          7,000             7,522
                                                                                                      ------------
  Biotechnology (0.3%)
    Pioneer HI Bred International, Inc.                      5.750       01/15/09      1,000,000         1,005,719
                                                                                                      ------------
  Chemicals (0.1%)
    Chemtura Corp.                                           6.875       06/01/16        200,000           188,000
    E.I. Du Pont De Nemours Co.                              6.875       10/15/09          7,000             7,316
                                                                                                      ------------
                                                                                                           195,316
                                                                                                      ------------
  Commercial Banks (1.4%)
    Bank of America Corp.                                    7.400       01/15/11          7,000             7,524
    Bank of Oklahoma                                         5.750       05/15/17        400,000           396,946
    Bank One Corp.                                           7.875       08/01/10      1,007,000         1,086,215
    Citi Financial                                           6.625       06/01/15         75,000            78,752
    Citigroup Inc.                                           3.625       02/09/09      1,000,000           986,594
    First Union National Bank                                7.800       08/18/10          7,000             7,544
    J.P. Morgan Chase & Co.                                  6.750       02/01/11          7,000             7,350
    Marshall & Ilsley Corp.                                  5.350       04/01/11      1,000,000         1,010,721
    Merrill Lynch & Co.                                      6.000       02/17/09          7,000             7,057
    PNC Funding Corp.                                        5.125       12/14/10        600,000           604,208
    State Street Bank & Trust                                5.300       01/15/16        400,000           389,043
    US Bank North America                                    6.375       08/01/11          7,000             7,342
                                                                                                      ------------
                                                                                                         4,589,296
                                                                                                      ------------
  Commercial Services & Supplies (0.1%)
    Waste Management, Inc.                                   6.875       05/15/09        300,000           308,000
                                                                                                      ------------

                                                        (continued on next page)

    The accompanying notes are an integral part of the financial statements.

                             ONEAMERICA FUNDS, INC.
                             SCHEDULE OF INVESTMENTS
                      ASSET DIRECTOR PORTFOLIO (continued)
                                DECEMBER 31, 2007

                                                           Interest      Maturity     Principal
                        Description                          Rate          Date         Amount            Value
--------------------------------------------------------   --------      --------     ----------      ------------

LONG-TERM NOTES AND BONDS (29.8%) (continued)
  CORPORATE OBLIGATIONS (8.7%) (continued)
    Computer - Software (0.1%)
    Computer Associates Inc. Series 144A                     5.625%      12/01/14     $  300,000      $    283,595
                                                                                                      ------------
  Consumer Products (0.2%)
    Kimberly-Clark                                           6.625       08/01/37        700,000           774,781
                                                                                                      ------------
  E&P Services (0.1%)
    Seacor Holdings, Inc.                                    5.875       10/01/12        400,000           407,816
                                                                                                      ------------
  Electric (0.1%)
    EDP Finance BV                                           6.000       02/02/18        400,000           390,134
                                                                                                      ------------
  Electric Utility (0.7%)
    Arizona Public Service Co.                               6.375       10/15/11        600,000           620,758
    Duke Energy Indiana Inc.                                 8.000       07/15/09        600,000           627,407
    DPL Inc.                                                 6.875       09/01/11        500,000           531,821
    Entergy Gulf States, Inc.                                4.875       11/01/11        350,000           337,841
    NiSource Finance Corp.                                   7.875       11/15/10          7,000             7,426
    Potomac Edison Co.                                       5.350       11/15/14        300,000           291,037
                                                                                                      ------------
                                                                                                         2,416,290
                                                                                                      ------------
  Finance Companies (0.6%)
    Catepillar Financial Service Corp.                       3.450       01/15/09      1,000,000           985,209
    Ford Motor Credit Corp.                                  7.000       10/01/13        200,000           167,078
    General Electric Capital Corp.                           7.375       01/19/10          7,000             7,420
    Goldman Sachs Group, Inc.                                6.875       01/15/11          7,000             7,424
    HSBC Finance Corp.                                       6.750       05/15/11          7,000             7,262
    National Rural Utilities Cooperative Finance Corp.       5.750       08/28/09        500,000           509,301
    SLM Corp.                                                4.500       07/26/10        500,000           458,599
                                                                                                      ------------
                                                                                                         2,142,293
                                                                                                      ------------
  Food Products (0.6%)
    General Mills Inc.                                       5.650       09/10/12        500,000           508,159
    Kellogg Company                                          6.600       04/01/11        607,000           643,214
    Kraft Foods Inc.                                         6.500       08/11/17        500,000           517,273
    Pepsi Bottling Holdings Inc.                             5.625       02/17/09        400,000           404,780
                                                                                                      ------------
                                                                                                         2,073,426
                                                                                                      ------------
  Gas-Distribution (0.2%)
    Atmos Energy Corp.                                       4.950       10/15/14        400,000           381,471
    Southwest Gas Corp.                                      7.625       05/15/12        350,000           384,608
                                                                                                      ------------
                                                                                                           766,079
                                                                                                      ------------
  Health Care Services (0.1%)
    Quest Diagnostic Inc.                                    6.950       07/01/37        450,000           475,813
                                                                                                      ------------
  Healthcare Equipment & Supplies (0.1%)
    Hospira, Inc.                                            5.900       06/15/14        300,000           306,796
                                                                                                      ------------

                                                        (continued on next page)

    The accompanying notes are an integral part of the financial statements.

                             ONEAMERICA FUNDS, INC.
                             SCHEDULE OF INVESTMENTS
                      ASSET DIRECTOR PORTFOLIO (continued)
                                DECEMBER 31, 2007

                                                           Interest      Maturity     Principal
                        Description                          Rate          Date         Amount            Value
--------------------------------------------------------   --------      --------     ----------      ------------
LONG-TERM NOTES AND BONDS (29.8%) (continued)
  CORPORATE OBLIGATIONS (8.7%) (continued)
    Independent Energy (0.3%)
      Chesapeake Energy Corp.                                7.750%      01/15/15     $  350,000      $    357,000
      Pioneer Natual Resource                                7.200       01/15/28        400,000           360,523
      Union Pacific Resources                                7.050       05/15/18        250,000           273,452
                                                                                                      ------------
                                                                                                           990,975
                                                                                                      ------------
    Insurance (0.5%)
      Allstate Life Global Funding                           4.250       02/26/10        500,000           498,815
      Metropolitan Life Global Funding Series 144A           4.625       08/19/10        500,000           507,280
      Nationwide Financial Services                          6.250       11/15/11        300,000           315,590
      Willis North America, Inc.                             6.200       03/28/17        500,000           498,900
                                                                                                      ------------
                                                                                                         1,820,585
                                                                                                      ------------
    Integrated Energy (0.0%)
      Conocophilips Company                                  8.750       05/25/10          7,000             7,669
                                                                                                      ------------

    Iron/Steel (0.4%)
      Nucor Corp.                                            5.750       12/01/17        600,000           604,474
      Reliance Steel & Aluminum Co.                          6.850       11/15/36        600,000           595,454
                                                                                                      ------------
                                                                                                         1,199,928
                                                                                                      ------------
    Media (0.2%)
      AOL Time Warner, Inc.                                  6.750       04/15/11          7,000             7,291
      Time Warner Cable Inc. Series 144A                     6.550       05/01/37        600,000           612,417
      Viacom, Inc.                                           6.625       05/15/11          7,000             7,261
                                                                                                      ------------
                                                                                                           626,969
                                                                                                      ------------
    Medical-Drugs (0.2%)
      Astrazeneca PLC                                        5.900       09/15/17        500,000           525,028
                                                                                                      ------------

    Mining (0.1%)
      Vulcan Materials                                       5.600       11/30/12        400,000           402,245
                                                                                                      ------------

    Office Furnishings-Orig (0.1%)
      Steelcase, Inc.                                        6.500       08/15/11        350,000           366,861
                                                                                                      ------------

    Oil & Gas-Production/Pipeline (0.6%)
      El Paso Natural Gas                                    7.625       08/01/10        300,000           306,587
      Southern Natural Gas Series 144A                       5.900       04/01/17        600,000           590,140
      Transcont Gas Pipe Corp.                               8.875       07/15/12        400,000           452,000
      Williams Partners LP/Williams Partner Fin. Corp.       7.250       02/01/17        550,000           566,500
                                                                                                      ------------
                                                                                                         1,915,227
                                                                                                      ------------
    Oil and Gas (0.2%)
      Berry Petroleum CO.                                    8.250       11/01/16        400,000           409,000
      Murphy Oil Corp.                                       7.050       05/01/29        400,000           409,754
                                                                                                      ------------
                                                                                                           818,754
                                                                                                      ------------
    Packaging (0.1%)
      Pactiv Corp.                                           6.400       01/15/18        450,000           454,164
                                                                                                      ------------

                                                        (continued on next page)

    The accompanying notes are an integral part of the financial statements.

                             ONEAMERICA FUNDS, INC.
                             SCHEDULE OF INVESTMENTS
                      ASSET DIRECTOR PORTFOLIO (continued)
                                DECEMBER 31, 2007

                                                           Interest      Maturity     Principal
                        Description                          Rate          Date         Amount            Value
--------------------------------------------------------   --------      --------     ----------      ------------
LONG-TERM NOTES AND BONDS (29.8%) (continued)
  CORPORATE OBLIGATIONS (8.7%) (continued)
    Paper and Forest Products (0.1%)
      Abitibi-Consolidated, Inc.                             8.850%      08/01/30     $  200,000      $    137,000
      Weyerhaeuser Co.                                       7.375       03/15/32        300,000           301,064
                                                                                                      ------------
                                                                                                           438,064
                                                                                                      ------------
    Real Estate (0.3%)
      Nationwide Health Properties Inc.                      6.250       02/01/13        400,000           415,101
      New Plan Excel Realty Trust                            7.400       09/15/09        200,000           195,869
      Simon Property Group LP                                3.750       01/30/09        300,000           296,042
                                                                                                      ------------
                                                                                                           907,012
                                                                                                      ------------
    Retail (0.0%)
      Wal-Mart                                               6.875       08/10/09          7,000             7,316
                                                                                                      ------------
    Telecommunication Services (0.5%)
      AT&T Wireless Services, Inc.                           7.875       03/01/11          7,000             7,581
      AT&T Wireless Services, Inc.                           6.250       03/15/11          7,000             7,287
      British Telecom Plc                                    8.625       12/15/10          7,000             7,681
      Deutsche Telekom International                         8.000       06/15/10          7,000             7,473
      France Telecom                                         7.750       03/01/11        607,000           652,418
      Sprint Capital Corp.                                   7.625       01/30/11          7,000             7,295
      Sprint Capital Corp.                                   8.750       03/15/32        400,000           450,879
      Verizon Communications                                 6.940       04/15/28        350,000           374,902
      Verizon Global Funding Corp.                           7.250       12/01/10          7,000             7,504
                                                                                                      ------------
                                                                                                         1,523,020
                                                                                                      ------------
    Transportation (0.2%)
      Fedex Corp.                                            7.110       01/02/14        676,103           742,895
                                                                                                      ------------

    Miscellaneous (0.1%)
      Inter-American Development Bank                        7.375       01/15/10          7,000             7,519
      Quebec Province                                        6.125       01/22/11          7,000             7,403
      Southern Star Central Corp.                            6.750       03/01/16        375,000           359,062
                                                                                                      ------------
                                                                                                           373,984
                                                                                                      ------------

        Total corporate obligations (cost: $29,312,755)                                                 29,453,751
                                                                                                      ------------

        Total long-term notes and bonds (cost: $99,974,555)                                            101,407,378
                                                                                                      ------------

SHORT-TERM NOTES AND BONDS (5.0%)
  COMMERCIAL PAPER (4.7%)
    Chemicals (0.6%)
      BASF AG                                                4.542       01/30/08      2,000,000         1,992,440
                                                                                                      ------------
    Consumer Finance (3.5%)
      American Express Credit Corp.                          4.258       02/12/08      2,000,000         1,989,120
      General Electric Capital Corp.                         4.370       02/05/08      3,000,000         2,986,410
      Prudential Funding Corp.                               4.684       01/14/08      2,000,000         1,996,360

                                                        (continued on next page)

    The accompanying notes are an integral part of the financial statements.

                             ONEAMERICA FUNDS, INC.
                             SCHEDULE OF INVESTMENTS
                      ASSET DIRECTOR PORTFOLIO (continued)
                                DECEMBER 31, 2007

                                                           Interest      Maturity     Principal
                        Description                          Rate          Date         Amount            Value
--------------------------------------------------------   --------      --------     ----------      ------------
SHORT-TERM NOTES AND BONDS (5.0%) (continued)
  COMMERCIAL PAPER (4.7%) (continued)
      Toyota Motor Credit Corp.                              4.431%      02/25/08     $2,000,000      $  1,985,800
      UBS Finance Delaware LLC                               4.770       01/15/08      3,000,000         2,994,150
                                                                                                      ------------
                                                                                                        11,951,840
                                                                                                      ------------
    Oil & Oil Services (0.6%)
      Chevron Corp.                                          4.309       02/20/08      2,000,000         1,987,120
                                                                                                      ------------
        Total commercial paper (cost: $15,936,427)                                                      15,931,400
                                                                                                      ------------
  CORPORATE OBLIGATIONS (0.1%)
    Electric Utility (0.1%)
      Centerpoint Energy                                     4.976       02/01/08        200,000           200,147
                                                                                                      ------------
        Total corporate obligations (cost: $200,365)                                                       200,147
                                                                                                      ------------

  U.S. GOVERNMENT & AGENCY OBLIGATIONS (0.2%)
    U.S. Treasury Notes (0.2%)                               3.375       02/15/08        700,000           700,055
                                                                                                      ------------

        Total U.S. government & agency obligations (cost: $698,737)                                        700,055
                                                                                                      ------------

        Total short-term notes and bonds (cost: $16,835,529)                                            16,831,602
                                                                                                      ------------

                                                        (continued on next page)

    The accompanying notes are an integral part of the financial statements.

                             ONEAMERICA FUNDS, INC.
                             SCHEDULE OF INVESTMENTS
                      ASSET DIRECTOR PORTFOLIO (continued)
                                DECEMBER 31, 2007

                        Description                                                     Shares           Value
--------------------------------------------------------                              ----------      ------------
MONEY MARKET MUTUAL FUNDS (2.9%)
     AIM-STIT-STIC Prime Portfolio                                                     4,900,000      $  4,900,000
     Blackrock Liquidity Funds Tempfund Portfolio                                      4,600,000         4,600,000
     Dreyfus Cash Management                                                             300,000           300,000
                                                                                                      ------------
        Total money market mutual funds (cost: $9,800,000)                                               9,800,000
                                                                                                      ------------
MUTUAL FUNDS (4.1%)
     Federated High Yield Bond                                                             8,091            47,168
     Fidelity Advisor S-V Floater High Income Fund                                        53,195           509,075
     iShares GS $ InvesTop Corporate Bond Fund                                            18,233         1,911,548
     iShares S&P 500 Growth Index Fund                                                    34,800         2,430,084
     iShares Russell 1000 Growth Index Fund                                               57,600         3,500,928
     Lehman Brothers High Income Bond Fund                                                 5,692            51,690
     Loomis Sayles Global Bond Fund                                                       44,190           704,382
     Vanguard Growth Index Fund                                                          159,200         4,898,583
                                                                                                      ------------
        Total mutual funds (cost: $13,524,726)                                                          14,053,458
                                                                                                      ------------
CASH AND CASH EQUIVALENTS (0.0%)
     BONY Cash Reserve (cost: $48,395)                                                                      48,395
                                                                                                      ------------
TOTAL INVESTMENTS (99.5%) (COST: $293,927,711)                                                         338,875,441

OTHER ASSETS IN EXCESS OF LIABILITIES (0.5%)                                                             1,840,076
                                                                                                      ------------
NET ASSETS (100.0%)                                                                                   $340,715,517
                                                                                                      ============

Series 144A securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, Series 144A securities are deemed to be liquid.

*Non-Income producing securities.

The interest rate for short-term notes reflects the yields for those securities as of December 31, 2007.

Percentages shown are based on net assets.

    The accompanying notes are an integral part of the financial statements.

                             ONEAMERICA FUNDS, INC.
                          REPRESENTATION OF INVESTMENTS
                            ASSET DIRECTOR PORTFOLIO
                          DECEMBER 31, 2007 (UNAUDITED)

                   Industry                                 % of Total Net Assets
------------------------------------------------            ---------------------
Common Stocks                                                       57.7%
Mortgage-Backed and Asset-Backed Securities                         16.0
Corporate Obligations                                                8.8
U.S. Government & Agency Obligations                                 5.3
Commercial Paper                                                     4.7
Mutual Funds                                                         4.1
Money Market Mutual Funds                                            2.9
Cash and Cash Equivalents                                              -
                                                                   -----
                                                                    99.5
Other assets in excess of liabilities                                0.5
                                                                   -----
TOTAL INVESTMENTS                                                  100.0%
                                                                   =====

                             ONEAMERICA FUNDS, INC.
                             SCHEDULE OF INVESTMENTS
                          SOCIALLY RESPONSIVE PORTFOLIO
                                DECEMBER 31, 2007

                Description                           Shares                     Value
------------------------------------------          ----------               ------------
COMMON STOCKS (91.9%)
  Aerospace & Defense (2.9%)
    General Dynamics Corp.                                 350               $     31,147
    Precision Castparts Corp.                              950                    131,765
                                                                             ------------
                                                                                  162,912
                                                                             ------------
  Apparel (5.1%)
    Columbia Sportswear Co.                              2,450                    108,020
    Kellwood Co.                                         2,050                     34,112
    Liz Claiborne, Inc.                                  1,900                     38,665
    Wolverine World Wide, Inc.                           4,250                    104,210
                                                                             ------------
                                                                                  285,007
                                                                             ------------
  Automotive Components (3.8%)
    Harley-Davidson, Inc.                                1,850                     86,414
                                                                             ------------
    Magna International, Inc.
    Class A                                              1,550                    124,666
                                                                             ------------
                                                                                  211,080
                                                                             ------------
  Chemicals (1.7%)
    Dow Chemical Co.                                     2,350                     92,637
                                                                             ------------
  Computer Hardware & Software (8.4%)
    Autodesk, Inc.*                                      2,200                    109,472
    Cisco Systems, Inc.*                                 5,450                    147,531
    Dell Inc.*                                           3,500                     85,785
    Hewlett-Packard Co.                                  2,400                    121,152
                                                                             ------------
                                                                                  463,940
                                                                             ------------
  Consumer Products (0.1%)
    Helen of Troy, Ltd.*                                   450                      7,713
                                                                             ------------
  Diversified Financial Services (9.1%)
    Aegon NV                                             6,577                    115,295
    Citigroup, Inc.                                      2,400                     70,656
    Federated Investors, Inc.                            3,396                    139,779
    Investment Technology Group, Inc.*                   2,150                    102,318
    JP Morgan Chase & Co.                                1,350                     58,928
    Washington Mutual, Inc.                              1,050                     14,291
                                                                             ------------
                                                                                  501,267
                                                                             ------------
  Diversified Manufacturing (7.7%)
    Carlisle Cos., Inc.                                  3,800                    140,714
    Crane Co.                                            3,100                    132,990
    Illinois Tool Works, Inc.                            2,200                    117,788
    Trinity Industries, Inc.                             1,300                     36,088
                                                                             ------------
                                                                                  427,580
                                                                             ------------
  Electrical Equipment (2.7%)
    Baldor Electric Co.                                  2,550                     85,833
    FLIR Systems, Inc.*                                  2,000                     62,600
                                                                             ------------
                                                                                  148,433
                                                                             ------------
  Food & Beverage (2.9%)
    The Coca-Cola Co.                                    2,600                    159,562
                                                                             ------------
  Health Care (6.6%)
    McKesson Corp.                                       1,400                     91,714
    Medtronic, Inc.                                      1,800                     90,486
    Merck & Co., Inc.                                    1,650                     95,881
    Zimmer Holdings, Inc.*                               1,325                     87,649
                                                                             ------------
                                                                                  365,730
                                                                             ------------
  Home Furnishings (0.4%)
    La-Z-Boy, Inc.                                       2,800                     22,204
                                                                             ------------
  Industrial Conglomerates (2.5%)
    General Electric Co.                                 3,800                    140,866
                                                                             ------------
  Metals & Mining (2.2%)
    Alcoa, Inc.                                          3,400                    124,270
                                                                             ------------
  Oil & Oil Services (7.7%)
    Royal Dutch Shell PLC ADR                            2,000                    168,399
    Tidewater, Inc.                                      2,300                    126,178
    Valero Energy Corp.                                  1,900                    133,057
                                                                             ------------
                                                                                  427,634
                                                                             ------------
  Paper and Forest Products (0.6%)
    Wausau Paper Corp.                                   3,450                     31,016
                                                                             ------------
  Recreation (2.9%)
    Brunswick Corp.                                      3,950                     67,348
    Mattel, Inc.                                         4,950                     94,248
                                                                             ------------
                                                                                  161,596
                                                                             ------------
  Retail (6.1%)
    Bed Bath & Beyond, Inc.*                             2,850                     83,762
    Best Buy Co., Inc.                                   1,150                     60,548
    BJ's Wholesale Club, Inc.*                             800                     27,064
    Home Depot, Inc.                                     3,700                     99,678
    Kohl's Corp.*                                        1,500                     68,700
                                                                             ------------
                                                                                  339,752
                                                                             ------------

                                                        (continued on next page)

    The accompanying notes are an integral part of the financial statements.

                             ONEAMERICA FUNDS, INC.
                             SCHEDULE OF INVESTMENTS
                    SOCIALLY RESPONSIVE PORTFOLIO (CONTINUED)
                                DECEMBER 31, 2007

                Description                                        Shares        Value
------------------------------------------                       ----------  ------------
COMMON STOCKS (91.9%) (continued)
  Semiconductors (6.4%)
    Applied Materials, Inc.                                           4,550  $     80,808
    Intel Corp.                                                       5,700       151,962
    Texas Instruments, Inc.                                           3,600       120,240
                                                                             ------------
                                                                                  353,010
                                                                             ------------
  Telecommunication Services (7.7%)
    Nokia Corp. ADR                                                   6,200       238,018
    Telefonos de Mexico, Class L ADR                                  5,100       187,884
                                                                             ------------
                                                                                  425,902
                                                                             ------------
  Transportation (4.4%)
    Norfolk Southern Corp.                                            2,550       128,622
    Werner Enterprises, Inc.                                          6,600       112,398
                                                                             ------------
                                                                                  241,020
                                                                             ------------

      Total common stocks (cost: $4,965,534)                                    5,093,131
                                                                             ------------

                                         Interest     Maturity    Principal
                                           Rate         Date        Amount
                                        ----------    --------    ---------
SHORT-TERM NOTES AND BONDS (6.3%)
  COMMERCIAL PAPER (6.3%)
    Consumer Finance (6.3%)
      American Express Credit Corp.         4.694%    01/16/08     $100,000        99,790
      General Electric Capital Corp.        4.309     01/09/08      100,000        99,883
      Prudential Funding LLC                4.258     01/16/08      150,000       149,688
                                                                             ------------

        Total commercial paper (cost: $349,450)                                   349,361
                                                                             ------------

                                                                   Shares
                                                                 ---------

MONEY MARKET MUTUAL FUNDS (1.8%)
      AIM-STIT-STIC Prime Portfolio                                 60,000         60,000
      Dreyfus Cash Management                                       40,000         40,000
                                                                             ------------

        Total money market mutual funds (cost: $100,000)                          100,000
                                                                             ------------
CASH AND CASH EQUIVALENTS (0.8%)
      BONY Cash Reserve (cost: $46,291)                                            46,291
                                                                             ------------

TOTAL INVESTMENTS (100.8%) (COST: $5,461,275)                                   5,588,783

LIABILITIES IN EXCESS OF OTHER ASSETS (0.8%)                                      (42,786)
                                                                             ------------

NET ASSETS (100.0%)                                                          $  5,545,997
                                                                             ============

*Non-income producing securities.

The interest rate for short-term notes reflects the yields for those securities as of December 31, 2007.

Percentages shown are based on net assets.

    The accompanying notes are an integral part of the financial statements.

                             ONEAMERICA FUNDS, INC.
                          REPRESENTATION OF INVESTMENTS
                          SOCIALLY RESPONSIVE PORTFOLIO
                          DECEMBER 31, 2007 (UNAUDITED)

              Industry                                     % of Total Net Assets
---------------------------------------                    ---------------------
Diversified Financial Services                                       9.1%
Computer Hardware & Software                                         8.4
Diversified Manufacturing                                            7.7
Oil & Oil Services                                                   7.7
Telecommunication Services                                           7.7
Health Care                                                          6.6
Semiconductors                                                       6.4
Consumer Finance                                                     6.3
Retail                                                               6.1
Apparel                                                              5.1
Transportation                                                       4.4
Automotive Components                                                3.8
Aerospace & Defense                                                  2.9
Food & Beverage                                                      2.9
Recreation                                                           2.9
Electrical Equipment                                                 2.7
Industrial Conglomerates                                             2.5
Metals & Mining                                                      2.2
Money Market Mutual Funds                                            1.8
Chemicals                                                            1.7
Paper & Forest Products                                              0.6
Home Furnishings                                                     0.4
Consumer Products                                                    0.1
Cash and Cash Equivalents                                            0.8
                                                                   -----
                                                                   100.8
Liabilities in excess of other assets                               (0.8)
                                                                   -----

TOTAL INVESTMENTS                                                  100.0%
                                                                   =====

                          NOTES TO FINANCIAL STATEMENTS

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

   The OneAmerica Funds, Inc. (the "Fund") was incorporated under the laws of Maryland on July 26, 1989, and is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company. As a "series" type of mutual fund, the Fund issues shares of common stock relating to the investment portfolios consisting of the Value Portfolio, Money Market Portfolio, Investment Grade Bond Portfolio, Asset Director Portfolio and Socially Responsive Portfolio, hereinafter, referred to as Portfolios. Currently, the Fund offers shares only to separate accounts of American United Life Insurance Company(R) (AUL) to serve as an underlying investment vehicle for variable annuity and variable life contracts. The Fund commenced operations on April 12, 1990.

   ADVISOR CLASS SHARES

   The Fund issues Class O shares and Advisor Class shares of common stock relating to the same investment portfolios. The Class O shares and the Advisor Class shares are identical in all material respects, except that the Class O shares are not subject to the fee paid pursuant to the 12b-1 distribution plan.

   DISTRIBUTION AND SERVICING (12B-1) PLAN

   Under a plan of distribution and service pertaining to the Advisor Class shares adopted by the Fund in the manner prescribed by Rule 12b-1 under the 1940 Act ("Plan"), the Fund pays insurance companies, broker-dealers, banks, plan sponsors and recordkeepers, and other financial institutions ("Authorized Firms") an aggregate fee in an amount not to exceed on an annual basis 0.30% of the average daily net asset value attributable to the Advisor Class shares of each portfolio, as compensation or reimbursement for services rendered and/or expenses borne, in connection with the financing of the activities and services pursuant to an agreement with an Authorized Firm.

   SOCIALLY RESPONSIVE PORTFOLIO

   Effective March 31, 2006, the Fund began offering a new series of shares, the Socially Responsive Portfolio, out of its previously authorized and allocated shares. The Socially Responsive Portfolio offers both Class O shares and Advisor Class shares. It invests primarily in equity securities of companies whose business practices are considered "socially responsible". Like the other Portfolios in the Fund, it currently offers shares only to separate accounts of American United Life Insurance Company(R) (AUL) to serve as an underlying investment vehicle for variable annuity and variable life contracts.

   INVESTMENTS

   Securities traded on a national or international securities exchange, excluding the NASDAQ national market system, are valued at the last trade price on the primary exchange. Listed securities for which no sale was reported on the valuation date are valued at the mean of the latest bid and ask price. Securities that are principally traded on the NASDAQ national market system are generally valued at the NASDAQ Official Closing Price ("NOCP"). Short-term fixed income securities are valued at amortized cost, which approximates value. Fixed income securities for which representative market quotes are readily available are valued at the latest bid price or the mean of the latest bid and ask price. Any securities for which there are no readily available market quotations and other assets will be valued at their fair value as determined in good faith by the Adviser pursuant to procedures established by and under supervision of the Board of Directors. Certain securities may be priced using a matrix price as provided by a pricing vendor. U.S. Government obligations are valued at the latest bid price; however, short-term obligations maturing in 60 days or less, when purchased, are valued at amortized cost which approximates value.

   The Money Market Portfolio securities are valued at amortized cost. The Portfolio's use of the amortized cost method is conditioned on its compliance with certain provisions of Rule 2a-7 of the Investment Company Act of 1940. AUL (the Investment Advisor) is responsible for reviewing this method of valuation to ensure that the Portfolio securities are reflected at their fair value.

   Security transactions are recorded on the trade date. Realized gains and losses are determined on specific identification basis.

   Discounts and premiums on securities purchased are amortized over the life of the respective securities.

   INCOME AND EXPENSE

   Dividend income is recorded on the ex-dividend date, and interest income is accrued daily. Portfolio expenses are recorded on an accrual basis, and allocated to the share classes based on net assets or another appropriate allocation method, except distribution fees which are allocated only to the Advisor Classes.

   TAXES

   The Fund intends to qualify as a regulated investment company under subchapter M of the Internal Revenue Code. The Fund's policy is to distribute all net investment income and realized capital gains to relieve it from all, or substantially all, federal income taxes. Accordingly, no tax provision is recorded in the financial statements.

   DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS

   For the Money Market Portfolio, dividends from net investment income are declared and paid daily. For all other Portfolios, dividends from net investment income and distributions from net realized gains on investments are declared and paid at least annually.

   The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. The "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

   ESTIMATES

   The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. RELATED PARTY TRANSACTIONS

   On March 31, 2006, AUL purchased 350,000 shares of the Socially Responsive Portfolio for $3,500,000. The purchase was split evenly between the Class O and Advisor Class shares of the Portfolio (175,000 shares of Class O and 175,000 shares of the Advisor Class). As of December 31, 2007, AUL's investment at value in the Socially Responsive Portfolio Class O shares and the Socially Responsive Portfolio Advisor Class shares is $1,861,844 and $1,847,615, respectively.

   The Fund has an investment advisory agreement with AUL to act as its investment advisor.

   Under the Investment Advisory Agreement, the Investment Advisor is compensated for its services via a monthly fee based on an annual percentage of the average daily net assets of each Portfolio as follows:

Value                                             0.50%
Money Market                                      0.40%
Investment Grade Bond                             0.50%
Asset Director                                    0.50%
Socially Responsive                               0.70%

   For Value Portfolio, Money Market Portfolio, Investment Grade Bond Portfolio and Asset Director Portfolio, AUL has agreed that its fees may be reduced if the aggregate expenses of the Portfolios exceed 1% (1.3% for the Advisor Class) of the average daily net assets during the year. To the extent that AUL has reduced its advisory fees to prevent a Portfolio's aggregate expenses from exceeding 1% (1.3% for the Advisor Class) of its average daily net assets, it may increase its advisory fee during any of the next succeeding 5 years, provided that the aggregate expenses in any given year do not exceed 1% (1.3% for the Advisor Class) of the average daily net assets in that year. The total amount of any increase in AUL's fees will not exceed the amount of the prior fee reduction. Through December 31, 2007, no expenses have been waived.

   For the Socially Responsive Portfolio, AUL has agreed that its fees may be reduced and other expenses reimbursed if the aggregate expenses of the Portfolio exceed 1.2% (1.5% for the Advisor Class) of the average daily net assets during the year. To the extent that AUL has reduced its advisory fees to prevent a Portfolio's aggregate expenses from exceeding 1.2% (1.5% for the Advisor Class) of its average daily net assets, it may increase its advisory fee during any of the next succeeding 3 years, provided that the aggregate expenses in any given year do not exceed 1.2% (1.5% for the Advisor Class) of the average daily net assets in that year. The total amount of any increase in AUL's fees will not exceed the amount of the prior fee reduction.

YEAR WAIVED            AMOUNT WAIVED          FINAL RECOUPMENT YEAR
-----------            -------------          ---------------------
   2006                   $85,157                      2009
   2007                   $81,817                      2010

   As of December 31, 2007, $5,938 in waived fees is due from AUL. AUL may terminate the policy of reducing its fee and/or assuming Fund expenses upon 30 days prior written notice to the Fund, and in any event, the policy will automatically terminate if the Investment Advisory Agreement is terminated. The total investment advisory fees incurred during the year ended December 31, 2007 were $5,391,664.

   The Fund has agreed to pay AUL a plan fee as prescribed by Rule 12b-1 under the 1940 Act. The plan fee is used by AUL to pay Authorized Firms for distribution-related services and other investor services with respect to the Advisor Class. The total fees incurred for the year ended December 31, 2007 for all portfolios was $294,775.

3. OTHER SERVICE AGREEMENTS

   The Fund has agreements with The BNY Mellon Asset Servicing (Bank) whereby the Bank serves as custodian of the securities and other assets of the Fund, as the fund administrator and as the fund accountant. The Fund has an agreement with Unified Fund Services, Inc. (Unified) whereby Unified serves as the fund transfer agent.

4. INVESTMENT TRANSACTIONS

   Purchases and sales of investment securities (excluding short-term securities and money market mutual funds) during the year ended December 31, 2007 were:

                                                                   Portfolio
                                     --------------------------------------------------------------------
                                                                  Investment      Asset         Socially
                                          Value    Money Market   Grade Bond     Director      Responsive
                                     ------------  ------------  ------------- -------------  ------------
Common Stock:
  Purchases                          $ 42,093,563  $          -   $  3,003,996  $ 41,877,921   $ 1,504,721
  Proceeds from sales                  62,046,575             -      2,445,000    27,795,509       385,545
Corporate Bonds:
  Purchases                                     -             -     26,515,201    25,207,853             -
  Proceeds from sales and maturities            -             -     16,699,786    15,686,089             -
Government Bonds:
  Purchases                                     -             -     56,346,453    51,560,542             -
  Proceeds from sales and maturities            -             -     56,828,351    40,064,291             -

Common stock activity includes mutual fund trades.

5. AUTHORIZED CAPITAL SHARES

   The Fund has 620,000,000 authorized shares of $.001 par value capital stock, which includes 8,000,000 unallocated shares. The remaining shares are allocated to each of the Fund's portfolios as follows:

Value - Class O                                        25,000,000
Value - Advisor Class                                  12,000,000
Money Market - Class O                                400,000,000
Money Market - Advisor Class                           80,000,000
Investment Grade Bond - Class O                        25,000,000
Investment Grade Bond - Advisor Class                  12,000,000
Asset Director - Class O                               36,000,000
Asset Director - Advisor Class                         12,000,000
Socially Responsive - Class O                           5,000,000
Socially Responsive - Advisor Class                     5,000,000
                                                      -----------
                                                      612,000,000
                                                      ===========

6. UNREALIZED APPRECIATION (DEPRECIATION)

   Unrealized appreciation (depreciation) for tax purposes at December 31, 2007, is:

                                                                                    NET
                                                                                 UNREALIZED
                               FEDERAL        UNREALIZED       UNREALIZED       APPRECIATION/
                               TAX COST      APPRECIATION     DEPRECIATION      (DEPRECIATION)
                            -------------    -------------    ---------------   --------------
Value                       $ 317,271,229    $  98,641,033     $ (27,891,524)   $   70,749,509
Money Market                  235,760,000                -                  -                -
Investment Grade Bond         133,323,474        2,236,451        (1,263,483)          972,968
Asset Director                294,035,147       59,052,928       (14,212,634)       44,840,294
Socially Responsive             5,461,275          621,539          (494,031)          127,508

   The amount of losses recognized for financial reporting purposes in excess of federal income tax reporting purposes as of December 31, 2007, is as follows:

Investment Grade Bond                             $    620
Asset Director                                     109,120

7. Shareholders
   Shares outstanding at December 31, 2007, were owned as follows:

                                                         PORTFOLIO
                                ------------------------------------------------------------------
                                           VALUE                            MONEY MARKET
                                ------------------------------     -------------------------------
                                  CLASS O       ADVISOR CLASS        CLASS O        ADVISOR CLASS
                                -----------    ---------------     -----------     ---------------
AUL                                      -                   -               -                   -
AUL American Unit Trust          3,855,662             284,364      31,840,543           3,687,058
AUL Group Retirement
  Annuity Separate Account II    3,633,290             921,127     133,454,568          32,967,402
AUL Pooled Separate Accounts     3,167,037                   -       1,473,918                   -
AUL American Individual
  Unit Trust                       568,840                   -       3,261,643                   -
AUL American Individual
  Variable Annuity Unit Trust    2,733,007                   -      26,750,087                   -
AUL American Individual
  Variable Life Unit Trust
                                   502,065                   -       4,275,447                   -
                                -----------    ---------------     -----------     ---------------
                                14,459,901           1,205,491     201,056,206          36,654,460
                                ===========    ===============     ===========     ===============

                                                             PORTFOLIO
                                ------------------------------------------------------------------
                                     INVESTMENT GRADE BOND                  ASSET DIRECTOR
                                ------------------------------     -------------------------------
                                  CLASS O       ADVISOR CLASS        CLASS O        ADVISOR CLASS
                                -----------    ---------------     -----------     ---------------
AUL                                       -                  -               -                   -
AUL American Unit Trust           1,812,398            132,148       5,452,214             395,371
AUL Group Retirement
   Annuity Separate Account II    3,733,237            216,403       6,102,283           1,818,509
AUL Pooled Separate Accounts      1,692,359                  -               -                   -
AUL American Individual
   Unit Trust                       275,039                  -         537,212                   -
AUL American Individual
   Variable Annuity Unit Trust    4,101,344                  -       3,508,578                   -
AUL American Individual
   Variable Life Unit Trust
                                    506,939                  -
                                                                       537,324                   -
                                -----------    ---------------     -----------     ---------------
                                 12,121,316            348,551      16,137,611           2,213,880
                                ===========    ===============     ===========     ===============

                                       SOCIALLY RESPONSIVE
                                ------------------------------
                                  CLASS O       ADVISOR CLASS
                                ------------   ---------------

AUL                                  179,282           177,946
AUL American Unit Trust               93,458            35,555
AUL Group Retirement Annuity
   Separate Account II                42,367             5,462
AUL Pooled Separate Accounts               -                 -
AUL American Individual
   Unit Trust                              -                 -
AUL American Individual
   Variable Annuity Unit Trust             -                 -
AUL American Individual
   Variable Life Unit Trust                -                 -
                                ------------   ---------------
                                     315,107           218,963
                                ============   ===============

8. FEDERAL TAX INFORMATION (unaudited)

   The tax components of dividends paid for the years ending December 31, 2007 and December 31, 2006 were as follows:

                                                Value                      Money Market
                                     ---------------------------   --------------------------
                                       12/31/07       12/31/06       12/31/07      12/31/06
                                     ------------   ------------   -----------   ------------
Ordinary income                      $  6,029,349   $  5,588,967   $10,622,818   $  9,373,421
Long-term capital gains                24,455,639     26,057,877             -              -

                                        Investment Grade Bond            Asset Director
                                     ---------------------------   --------------------------
                                       12/31/07       12/31/06       12/31/07      12/31/06
                                     ------------   ------------   ------------   -----------
Ordinary income                      $  6,351,511   $  6,528,038   $  8,709,896   $ 6,567,638
Long-term capital gains                         -              -     10,165,692    11,719,393

                                             Socially Responsive
                                     --------------------------------
                                          12/31/07          12/31/06
                                          --------          --------
Ordinary income                           $ 62,734          $ 17,382
Long-term capital gains                     26,442                 -

   As of December 31, 2007, the components of distributable earnings (accumulated deficit) on a tax basis were as follows:

                                                               Investment                      Socially
                                    Value      Money Market    Grade Bond    Asset Director    Responsive
                                ------------  --------------  ------------  ----------------  ------------
Undistributed ordinary income   $        646  $           40  $        263  $          1,429  $          -
Undistributed long-term gain       5,778,341               -             -         2,115,728             -

   Undistributed ordinary income amounts include distributions from short-term capital gains.

   For federal income tax purposes, the Portfolios indicated below have capital loss carryforwards as of December 31, 2007 which are available to offset future capital gains, if any. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such amounts. During the year ended December 31, 2007, the Socially Responsive Portfolio utilized capital loss carryforwards of $12,231 to offset realized gains.

                                    Capital Loss
                                    Carryforward   Expiration
                                   -------------- ------------
Investment Grade Bond              $       58,824     2011
Investment Grade Bond                   1,173,557     2014
Investment Grade Bond                     218,680     2015
Money Market                                   40     2013

   Capital losses incurred after October 31 ("post-October" losses) within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Investment Grade Bond Portfolio deferred post-October losses in the amount of $13,772 during 2007.

   Effective June 29, 2007, the Fund adopted Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes
   ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether it is more-likely-than-not
   (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable), including the recognition of any related interest and penalties as an operating expense.

   Implementation of FIN 48 requires Management of the Fund to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions, which includes federal and certain states. Open tax years are those that are open for exam by taxing authorities (i.e., the last 4 tax year ends). The Fund has no examinations in progress and none are expected at this time.

   Management of the Fund has reviewed all open tax years and major jurisdictions and concluded the adoption of FIN48 resulted in no impact to the Fund's net assets or results of operations. There is no significant tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months.

9. INDEMNIFICATIONS

   Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

10.NEW ACCOUNTING PRONOUNCEMENTS

   As previously disclosed in Note 8, the Fund adopted FIN 48, Accounting for Uncertainty in Income Taxes, effective June 29, 2007, with no impact to the Fund's net assets or results of operations.

   In September 2006, the Financial Accounting Standards Board ("FASB") issued Statement on Financial Accounting Standards No. 157, "Fair Value Measurements" (FAS 157). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim period within those fiscal years. As of December 31, 2007, the Management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain measurements reported in the statement of operations for a fiscal period.

                              FINANCIAL HIGHLIGHTS

The per share amounts are based on shares outstanding throughout the year.

                                                                       VALUE PORTFOLIO - CLASS O
                                                  ----------------------------------------------------------------------

                                                                            For years ended
                                                  ----------------------------------------------------------------------
                                                   Dec. 31,        Dec. 31,      Dec. 31,       Dec. 31,       Dec. 31,
                                                     2007           2006           2005           2004           2003
                                                  ----------     ----------     ----------     ----------     ----------
PER SHARE OPERATING PERFORMANCE:
Net investment income*                            $     0.40     $     0.39     $     0.29     $     0.23     $     0.19
Net gain (loss) on investments                          0.55           2.98           2.11           3.10           5.78
                                                  ----------     ----------     ----------     ----------     ----------
   Total from investment operations                     0.95           3.37           2.40           3.33           5.97
                                                  ----------     ----------     ----------     ----------     ----------

Shareholder distributions
   Net investment income                               (0.42)         (0.39)         (0.29)         (0.18)         (0.18)
   Realized gain                                       (1.68)         (1.79)         (1.59)         (1.07)             -
                                                  ----------     ----------     ----------     ----------     ----------

Net increase (decrease)                                (1.15)          1.19           0.52           2.08           5.79
Net asset value at beginning of period                 25.96          24.77          24.25          22.17          16.38
                                                  ----------     ----------     ----------     ----------     ----------
Net asset value at end of period                  $    24.81    $     25.96     $    24.77     $    24.25     $    22.17
                                                  ==========    ===========     ==========     ==========     ==========
TOTAL RETURN**                                          3.6%          13.5%           9.9%          15.0%          36.5%

SUPPLEMENTAL DATA:
Net assets, end of period (000)                   $  358,686    $   386,081     $  355,415     $  326,227     $  192,940

Ratio to average net assets:
   Expenses                                            0.58%          0.59%          0.61%          0.60%          0.60%
   Net investment income                               1.44%          1.47%          1.18%          1.00%          1.01%

Portfolio turnover rate                                  11%            12%            17%            19%            30%

*  Net investment income is calculated based on average shares.
** The total return is calculated by assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestments of dividends and distributions. Total returns for periods less than one year are not annualized.

    The accompanying notes are an integral part of the financial statements.

                              FINANCIAL HIGHLIGHTS

The per share amounts are based on shares outstanding throughout the year.

                                                                    VALUE PORTFOLIO - ADVISOR CLASS
                                           ----------------------------------------------------------------------------------

                                                              For years ended                                For the period
                                           ----------------------------------------------------------      March 31, 2003****
                                          Dec. 31,        Dec. 31,        Dec. 31,        Dec. 31,            through
                                              2007            2006            2005            2004           Dec. 31, 2003
                                           ----------      ----------      ----------      ----------      ------------------
PER SHARE OPERATING PERFORMANCE:
Net investment income*                     $     0.32      $     0.32      $     0.23      $     0.18           $   0.10
Net gain on investments                          0.54            2.94            2.10            3.06               6.62
                                           ----------      ----------      ----------      ----------           --------
    Total from investment operations             0.86            3.26            2.33            3.24               6.72
                                           ----------      ----------      ----------      ----------           --------
Shareholder distributions
    Net investment income                       (0.34)          (0.33)          (0.25)          (0.15)             (0.12)
    Realized gain                               (1.68)          (1.79)          (1.59)          (1.07)                 -
                                           ----------      ----------      ----------      ----------           --------

Net increase                                    (1.16)           1.14            0.49            2.02               6.60
Net asset value at beginning of period          25.79           24.65           24.16           22.14              15.54
                                           ----------      ----------      ----------      ----------           --------
Net asset value at end of period           $    24.63      $    25.79      $    24.65      $    24.16           $  22.14
                                           ==========      ==========      ==========      ==========           ========

TOTAL RETURN**                                   3.3%           13.2%            9.6%           14.6%              43.3%
SUPPLEMENTAL DATA:
Net assets, end of period (000)            $   29,688      $   24,222      $    9,863      $    2,062           $      5
Ratio to average net assets:
    Expenses                                    0.88%           0.88%           0.92%           0.90%              0.86%***
    Net investment income                       1.15%           1.22%           0.90%           0.82%              0.76%***
Portfolio turnover rate                           11%             12%             17%             19%                30%

*     Net investment income is calculated based on average shares.
** The total return is calculated by assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestments of dividends and distributions. Total returns for periods less than one year are not annualized.
***   Annualized.
****  Commencement of operations.

    The accompanying notes are an integral part of the financial statements.

                              FINANCIAL HIGHLIGHTS

The per share amounts are based on shares outstanding throughout the year.

                                                                     MONEY MARKET PORTFOLIO - CLASS O
                                                  ----------------------------------------------------------------------

                                                                            For years ended
                                                  ----------------------------------------------------------------------
                                                   Dec. 31,        Dec. 31,      Dec. 31,       Dec. 31,       Dec. 31,
                                                     2007           2006           2005           2004           2003
                                                  ----------     ----------     ----------     ----------     ----------
PER SHARE OPERATING PERFORMANCE:
Net investment income*                            $    0.047     $    0.045     $    0.027     $    0.009     $    0.006
Net gain (loss) on investments                             -              -              -              -              -
                                                  ----------     ----------     ----------     ----------     ----------
    Total from investment operations                   0.047          0.045          0.027          0.009          0.006
                                                  ----------     ----------     ----------     ----------     ----------
Shareholder distributions
    Net investment income                             (0.047)        (0.045)        (0.027)        (0.009)        (0.006)
Net increase (decrease)                                    -              -              -              -              -
Net asset value at beginning of period                  1.00           1.00           1.00           1.00           1.00
                                                  ----------     ----------     ----------     ----------     ----------
Net asset value at end of period                  $     1.00     $     1.00     $     1.00     $     1.00     $     1.00
                                                  ==========     ==========     ==========     ==========     ==========

TOTAL RETURN**                                          4.8%           4.6%           2.7%           0.9%           0.6%
SUPPLEMENTAL DATA:
Net assets, end of period (000)                   $  201,056     $  195,104     $  179,484     $  190,589     $  208,405
Ratio to average net assets:
    Expenses                                           0.50%          0.50%          0.51%          0.51%          0.52%
    Net investment income                              4.70%          4.49%          2.69%          0.85%          0.62%

*  Net investment income is calculated based on average shares.
** The total return is calculated by assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestments of dividends and distributions. Total returns for periods less than one year are not annualized.

    The accompanying notes are an integral part of the financial statements.

                              FINANCIAL HIGHLIGHTS

The per share amounts are based on shares outstanding throughout the year.

                                                                   MONEY MARKET PORTFOLIO - ADVISOR CLASS
                                           ----------------------------------------------------------------------------------
                                                              For years ended                                For the period
                                           ----------------------------------------------------------      March 31, 2003****
                                            Dec. 31,        Dec. 31,        Dec. 31,        Dec. 31,            through
                                              2007            2006            2005            2004           Dec. 31, 2003
                                           ----------      ----------      ----------      ----------      ------------------
PER SHARE OPERATING PERFORMANCE:
Net investment income*                     $    0.044      $    0.042      $    0.025      $    0.006           $  0.002
Net gain (loss) on investments                      -               -               -               -                  -
                                           ----------      ----------      ----------      ----------           --------
    Total from investment operations            0.044           0.042           0.025           0.006              0.002
                                           ----------      ----------      ----------      ----------           --------
Shareholder distributions
    Net investment income                      (0.044)         (0.042)         (0.025)         (0.006)            (0.002)
Net increase (decrease)                             -               -               -               -                  -
Net asset value at beginning of period           1.00            1.00            1.00            1.00               1.00
                                           ----------      ----------      ----------      ----------           --------
Net asset value at end of period           $     1.00      $     1.00      $     1.00      $     1.00           $   1.00
                                           ==========      ==========      ==========      ==========           ========

TOTAL RETURN**                                   4.5%            4.3%            2.4%            0.6%               0.2%
SUPPLEMENTAL DATA:
Net assets, end of period (000)            $   36,655      $   18,821      $   11,081      $    4,148           $     34
Ratio to average net assets:
    Expenses                                    0.80%           0.80%           0.81%           0.80%               0.85%***
    Net investment income                       4.38%           4.24%           2.50%           0.78%               0.20%***

*    Net investment income is calculated based on average shares.
** The total return is calculated by assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestments of dividends and distributions. Total returns for periods less than one year are not annualized.
***  Annualized.
**** Commencement of operations.

    The accompanying notes are an integral part of the financial statements.

                              FINANCIAL HIGHLIGHTS

The per share amounts are based on shares outstanding throughout the year.

                                                                INVESTMENT GRADE BOND PORTFOLIO - CLASS O
                                                  ----------------------------------------------------------------------

                                                                            For years ended
                                                  ----------------------------------------------------------------------
                                                   Dec. 31,        Dec. 31,      Dec. 31,       Dec. 31,       Dec. 31,
                                                     2007           2006           2005           2004           2003
                                                  ----------     ----------     ----------     ----------     ----------
PER SHARE OPERATING PERFORMANCE:
Net investment income*                            $     0.54     $     0.53     $     0.46     $     0.46     $     0.48
Net gain (loss) on investments                          0.15          (0.11)         (0.21)         (0.01)          0.06
                                                  ----------     ----------     ----------     ----------     ----------
    Total from investment operations                    0.69           0.42           0.25           0.45           0.54
                                                  ----------     ----------     ----------     ----------     ----------
Shareholder distributions
    Net investment income                              (0.54)         (0.58)         (0.46)         (0.42)         (0.50)
    Realized gain                                          -              -              -              -              -
                                                  ----------     ----------     ----------     ----------     ----------
Net increase (decrease)                                 0.15          (0.16)         (0.21)          0.03           0.04
Net asset value at beginning of period                 10.74          10.90          11.11          11.08          11.04
                                                  ----------     ----------     ----------     ----------     ----------
Net asset value at end of period                  $    10.89     $    10.74     $    10.90     $    11.11     $    11.08
                                                  ==========     ==========     ==========     ==========     ==========

TOTAL RETURN**                                          6.4%           3.8%           2.1%           4.1%           4.9%
SUPPLEMENTAL DATA:
Net assets, end of period (000)                   $  131,941     $  124,630     $  143,020     $  140,848     $  124,745
Ratio to average net assets:
    Expenses                                           0.65%          0.64%          0.64%          0.66%          0.65%
    Net investment income                              4.98%          4.86%          4.10%          4.09%          4.24%
Portfolio turnover rate                                  61%            67%            35%            55%           143%

*  Net investment income is calculated based on average shares.
** The total return is calculated by assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestments of dividends and distributions. Total returns for periods less than one year are not annualized.

    The accompanying notes are an integral part of the financial statements.

                              FINANCIAL HIGHLIGHTS

The per share amounts are based on shares outstanding throughout the year.

                                                       INVESTMENT GRADE BOND PORTFOLIO - ADVISOR CLASS
                                           --------------------------------------------------------------------------

                                                             For years ended                         For the period
                                           ---------------------------------------------------     March 31, 2003****
                                           Dec. 31,      Dec. 31,      Dec. 31,      Dec. 31,          through
                                              2007          2006          2005          2004          Dec. 31, 2003
                                           --------     ---------     ---------     ---------     ------------------
PER SHARE OPERATING PERFORMANCE:
Net investment income*                     $   0.51      $   0.50      $   0.43      $   0.42           $   0.29
Net gain (loss) on investments                 0.13         (0.11)        (0.22)            -               0.03
                                           --------      --------      --------      --------           --------
   Total from investment operations            0.64          0.39          0.21          0.42               0.32
                                           --------      --------      --------      --------           --------
Shareholder distributions
   Net investment income                      (0.50)        (0.55)        (0.43)        (0.39)             (0.37)
   Realized gain                                  -             -            -             -                   -
                                           --------      --------      --------      --------           --------
Net increase (decrease)                        0.14         (0.16)        (0.22)         0.03              (0.05)
Net asset value at beginning of period        10.72         10.88         11.10         11.07              11.12
                                           --------      --------      --------      --------           --------
Net asset value at end of period           $  10.86      $  10.72      $  10.88      $  11.10           $  11.07
                                           ========      ========      ========      ========           ========

TOTAL RETURN**                                 6.1%          3.5%          1.8%          3.8%               2.9%
SUPPLEMENTAL DATA:
Net assets, end of period (000)            $  3,785      $  3,515      $  2,997      $  2,270           $  1,397
Ratio to average net assets:
   Expenses                                   0.95%         0.94%         0.94%         0.96%              0.99%***
   Net investment income                      4.68%         4.58%         3.81%         3.76%              3.97%***
Portfolio turnover rate                         61%           67%           35%           55%               143%

*     Net investment income is calculated based on average shares.
** The total return is calculated by assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestments of dividends and distributions. total returns for periods less than one year are not annualized.
***   Annualized.
****  Commencement of operations.

    The accompanying notes are an integral part of the financial statements.

                              FINANCIAL HIGHLIGHTS

The per share amounts are based on shares outstanding throughout the year.

                                                                 ASSET DIRECTOR PORTFOLIO - CLASS O
                                           ---------------------------------------------------------------------------
                                                                          For years ended
                                           ---------------------------------------------------------------------------
                                             Dec. 31,        Dec. 31,       Dec. 31,        Dec. 31,         Dec. 31,
                                               2007            2006           2005            2004            2003
                                           -----------     ----------      ----------      ----------      -----------
PER SHARE OPERATING PERFORMANCE:
Net investment income*                     $     0.50      $     0.46      $     0.35      $     0.30      $     0.30
Net gain (loss) on investments                   0.45            1.43            1.02            1.63            3.36
                                           ----------      ----------      ----------     -----------      ----------
   Total from investment operations              0.95            1.89            1.37            1.93            3.66
                                           ----------      ----------      ----------     -----------      ----------
Shareholder distributions
   Net investment income                        (0.49)          (0.44)          (0.33)          (0.29)          (0.28)
   Realized gain                                (0.60)          (0.78)          (0.67)          (0.75)              -
                                           ----------      ----------      ----------     -----------      ----------
Net increase (decrease)                         (0.14)           0.67            0.37            0.89            3.38
Net asset value at beginning of period          18.71           18.04           17.67           16.78           13.40
                                           ----------      ----------      ----------      ----------      ----------
Net asset value at end of period           $    18.57      $    18.71      $    18.04      $    17.67      $    16.78
                                           ==========      ==========      ==========      ==========      ==========

TOTAL RETURN**                                   5.1%           10.5%            7.7%           11.5%           27.5%
SUPPLEMENTAL DATA:
Net assets, end of period (000)            $  299,737      $  271,853      $  227,950      $  197,688      $  162,254
Ratio to average net assets:
   Expenses                                     0.59%           0.60%           0.62%           0.61%           0.61%
   Net investment income                        2.52%           2.44%           1.94%           1.77%           2.02%
Portfolio turnover rate                           28%             28%             17%             31%             59%

*   Net investment income is calculated based on average shares.
** The total return is calculated by assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestments of dividends and distributions. total returns for periods less than one year are not annualized.

    The accompanying notes are an integral part of the financial statements.

                              FINANCIAL HIGHLIGHTS

The per share amounts are based on shares outstanding throughout the year.

                                                            ASSET DIRECTOR PORTFOLIO - ADVISOR CLASS
                                           -----------------------------------------------------------------------------

                                                           For years ended                              For the period
                                           ------------------------------------------------------     March 31, 2003****
                                            Dec. 31,       Dec. 31,       Dec. 31,       Dec. 31,          through
                                               2007          2006           2005          2004           Dec. 31, 2003
                                           ----------     ---------     ----------     ---------     ------------------
PER SHARE OPERATING PERFORMANCE:
Net investment income*                     $    0.44      $    0.41      $    0.30      $   0.25           $   0.18
Net gain on investments                         0.45           1.42           1.00          1.66               3.82
                                           ---------      ---------      ---------      --------           --------
   Total from investment operations             0.89           1.83           1.30          1.91               4.00
                                           ---------      ---------      ---------      --------           --------
Shareholder distributions
   Net investment income                       (0.44)         (0.39)         (0.29)        (0.27)             (0.19)
   Realized gain                               (0.60)         (0.78)         (0.67)        (0.75)                 -
                                           ---------      ---------      ---------      --------           --------
Net increase (decrease)                        (0.15)          0.66           0.34          0.89               3.81
Net asset value at beginning of period         18.66          18.00          17.66         16.77              12.96
                                           ---------      ---------      ---------      --------           --------
Net asset value at end of period           $   18.51      $   18.66      $   18.00      $  17.66           $  16.77
                                           =========      =========      =========      ========           ========

TOTAL RETURN**                                  4.8%          10.2%           7.3%         11.4%              30.8%
SUPPLEMENTAL DATA:
Net assets, end of period (000)            $  40,979      $  28,135      $  15,679      $  6,635           $    223
Ratio to average net assets:
   Expenses                                    0.89%          0.90%          0.92%         0.92%              0.89%***
   Net investment income                       2.24%          2.16%          1.66%         1.50%              1.61%***
Portfolio turnover rate                          28%            28%            17%           31%                59%

*     Net investment income is calculated based on average shares.
** The total return is calculated by assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestments of dividends and distributions. Total returns for periods less than one year are not annualized.
***   Annualized.
****  Commencement of operations.

    The accompanying notes are an integral part of the financial statements.

                              FINANCIAL HIGHLIGHTS

The per share amounts are based on shares outstanding throughout the year.

                                           SOCIALLY RESPONSIVE PORTFOLIO - CLASS O
                                           ---------------------------------------

                                                                  For the period
                                                                March 31, 2006****
                                           For year ended             through
                                            Dec. 31, 2007          Dec. 31, 2006
                                           --------------       ------------------
PER SHARE OPERATING PERFORMANCE:
Net investment income*                        $    0.10              $    0.06
Net gain on investments                            0.26                   0.20
                                              ---------              ---------
 Total from investment operations                  0.36                   0.26
                                              ---------              ---------
Shareholder distributions
 Net investment income                            (0.10)                 (0.05)
 Realized gain                                    (0.08)                     -
                                              ---------              ---------
Net increase                                       0.18                   0.21
Net asset value at beginning of period            10.21                  10.00
                                              ---------              ---------
Net asset value at end of period               $  10.39               $  10.21
                                              =========              =========

TOTAL RETURN**                                     3.5%                   2.6%
SUPPLEMENTAL DATA:
Net assets, end of period (000)                $  3,272               $  2,561
Ratio to average net assets:
  Expenses                                        1.20%                  1.20%***
  Expenses before waived fees and
    reimbursed expenses                           2.71%                  4.40%***
  Net investment income                           0.89%                  0.81%***
Portfolio turnover rate                              8%                     3%

*     Net investment income is calculated based on average shares.
** The total return is calculated by assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestments of dividends and distributions. total returns for periods less than one year are not annualized.
***   Annualized.
****  Commencement of operations.

    The accompanying notes are an integral part of the financial statements.

                              FINANCIAL HIGHLIGHTS

The per share amounts are based on shares outstanding throughout the year.

                                           SOCIALLY RESPONSIVE PORTFOLIO - ADVISOR CLASS
                                           ---------------------------------------------

                                                                        For the period
                                                                      March 31, 2006****
                                           For year ended                  through
                                            Dec. 31, 2007                Dec. 31, 2006
                                           --------------             ------------------
PER SHARE OPERATING PERFORMANCE:
Net investment income*                        $   0.06                    $   0.04
Net gain on investments                           0.26                        0.20
                                              --------                    --------
 Total from investment operations                 0.32                        0.24
                                              --------                    --------
Shareholder distributions
 Net investment income                           (0.07)                      (0.03
 Realized gain                                   (0.08)                          -
                                              --------                    --------
Net increase                                      0.17                        0.21
Net asset value at beginning of period           10.21                       10.00
                                              --------                    --------
Net asset value at end of period              $  10.38                    $  10.21
                                              ========                    ========

TOTAL RETURN**                                    3.1%                        2.4%
SUPPLEMENTAL DATA:
Net assets, end of period (000)               $  2,274                    $  1,832
Ratio to average net assets:
 Expenses                                        1.50%                       1.50%***
 Expenses before waived fees and
   reimbursed expenses                           3.02%                       4.73%***
 Net investment income                           0.59%                       0.51%***
Portfolio turnover rate                             8%                          3%

*     Net investment income is calculated based on average shares.
** The total return is calculated by assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestments of dividends and distributions. total returns for periods less than one year are not annualized.
***   Annualized.
****  Commencement of operations.

    The accompanying notes are an integral part of the financial statements.

                          OTHER INFORMATION (Unaudited)

ADVISORY AGREEMENT
At a meeting of the Board of Directors held on February 23, 2007, the Board approved the Investment Advisory Agreement between the Fund and its Advisor, AUL. In considering this matter, the Board considered the nature and extent and quality of services provided by the Investment Advisor, the investment performance of the portfolios, the costs of services and profitability of the Advisor, economies of scale realized by the Fund, and any fallout benefits realized by virtue of the arrangement between the Fund and the Advisor.

The Board considered the quality of the Fund's investment management over both the short and long-term periods, and took into account the organizational depth and stability of the Advisor. The Advisor has been managing investments for more than three decades. The Advisor's portfolio managers have extensive education and experience, several earning MBAs and CFA designations. The team oversees the management of a sizeable portfolio. The Advisor adheres to a sound, disciplined investment management process, and the portfolio management team has considerable experience, stability and depth. The Board concluded that the Advisor's experience, stability, depth and performance, among other factors, warranted continuation of the Investment Advisory Agreement.

The Board next considered the performance of the portfolios, including any periods of relative out-performance or underperformance. The Board concluded the portfolios have performed in line with expectations, and the results have been consistent with the investment strategies. Each of the portfolios provided close tracking of its index benchmark and exceeded the average returns of its peer group, in many cases.

The Board also reviewed the fees and total expenses of the portfolios (each as a percentage of average net assets) and compared such amounts with the average fee and expense levels of other similar portfolios. They also noted the voluntary fee waivers that the Advisor put into effect complex-wide during the past year. They also reviewed the financial strength of the Advisor, ratings from the various rating agencies, and the fee charged by the Advisor for the services under the agreement. Based on the information presented by the Advisor, members of the Board then determined, in their business judgment, that the relatively low level of the fees charged by the Advisor will benefit the portfolios and their shareholders.

Finally, the Board concluded that the expenses are average to below average based on Morningstar peer comparisons. The portfolios have realized economies of scale as they have grown. The cost to shareholders (and, ultimately, to participants) has declined almost 40 basis points from the 1.00% (and the 1.30% for Advisor Class) maximum fee established at inception. Furthermore, the Investment Grade Bond and the Asset Director portfolios have benefited from better pricing, at times, due to the occasional aggregation of trades for these portfolios with trades for the Advisor's general account.

Based on the information provided to the Fund's Board of Directors and the considerations and conclusions above, the Board concluded that the factors considered justified the renewal of the Investment Advisory Agreement for a period of one year continuing until the regularly scheduled meeting of the Board of Directors in February, 2008.

PROXY VOTING POLICIES AND PROCEDURES
A description of the polices and procedures that the Fund uses to determine how to vote proxies relating to securities held in each portfolio is available, without charge and upon request, by calling 1-800-249-6269. This information is also available by accessing the SEC website at http://www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The filing will be available, upon request, by calling 1-800-249-6269 (x4198). Furthermore, you can obtain a copy of the filing on the SEC's website at http://www.sec.gov. The Fund's Form N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

                       MANAGEMENT OF THE FUND (UNAUDITED)

MANAGEMENT INFORMATION

Overall responsibility for management of the Fund rests with the Board of Directors, who are elected by the shareholders of the Fund. The Directors elect the officers of the Fund to actively supervise its day-to-day operations.

                                                                                    NUMBER OF
                                                          PRINCIPAL                 PORTFOLIOS IN   OTHER
                         CURRENT         TERM OF OFFICE   OCCUPATION(S)             FUND COMPLEX    DIRECTORSHIPS
NAME, ADDRESS,           POSITION        AND LENGTH       DURING THE                OVERSEEN BY     HELD BY
AND AGE IN 2007          WITH THE FUND   OF SERVICE       PAST 5 YEARS              DIRECTOR        DIRECTOR/NOMINEE
--------------------------------------------------------------------------------------------------------------------

INDEPENDENT DIRECTORS
---------------------
JEAN L. WOJTOWICZ        Chairwoman      Indefinite,      President, Cambridge          5           Vectren Corp.,
7107 Royal Oakland Ct.   of the Board    11/16/2007 to    Capital Management                        First Merchants
Indianapolis, IN 46236                   present;         Corp. (1983 to Present)                   Corp. & First
age 50                   Director        Indefinite                                                 Internet Bank of
                                         9/22/2003 to                                               Indiana
                                         present

GILBERT F. VIETS         Chairman of     Indefinite,      Deputy Commissioner           5           St. Vincent
2105 N. Meridian St.,    the Audit       11/16/2007 to    and Chief of Staff,                       Indianapolis
Ste. 400                 Committee       present;         Indiana Department of                     Hospital
Indianapolis, IN 46202   Director        Indefinite,      Transportation (12/2006
age 65                                   9/27/2004 to     to present); State of
                                         present          Indiana Office of
                                                          Management & Budget
                                                          (2005 to 12/2006); Chief
                                                          Financial Officer/Chief
                                                          Restructuring Officer/
                                                          Special Assistant to
                                                          the Chairman, ATA
                                                          Holdings, Inc.
                                                          (7/2004 to 11/2005);
                                                          Associate Clinical
                                                          Professor, Indiana
                                                          University
                                                          (8/2002 to 7/2004)

STEPHEN J. HELMICH       Director        Indefinite,      President, Cathedral High     5           None
307 Galahad Drive                        12/17/2004 to    School (1999 to present)
Franklin, IN 46131                       present
age 58

K. LOWELL SHORT, Jr.     Director        Indefinite,      CFO, Forethought              5           None
8842 Traders Landing                     11/16/2007 to    Financial Group
Brownsburg, IN 46112                     present          (10/06 to 7/07); Senior
age 50                                                    Vice President, Finance,
                                                          Conseco Insurance
                                                          Companies
                                                          (11/86 to 10/06)

MANAGEMENT INFORMATION (CONTINUED) (UNAUDITED)

                                                                                     NUMBER OF
                                                          PRINCIPAL                  PORTFOLIOS IN   OTHER
                         CURRENT         TERM OF OFFICE   OCCUPATION(S)              FUND COMPLEX    DIRECTORSHIPS
NAME, ADDRESS,           POSITION        AND LENGTH       DURING THE                 OVERSEEN BY     HELD BY
AND AGE IN 2007          WITH THE FUND   OF SERVICE       PAST 5 YEARS               DIRECTOR        DIRECTOR/NOMINEE
---------------------------------------------------------------------------------------------------------------------

INTERESTED DIRECTORS
--------------------
WILLIAM R. BROWN         Director        Indefinite,      General Counsel &             5            Franklin College
6674 Flowstone Way                       11/16/2007 to    Secretary, American
Indianapolis, IN 46237                   present          United Life Insurance
age 68                                                    Company(R) (1/1986
                                                          until his retirement
                                                          on 8/10/2002)

JAMES W. MURPHY          Director        7/26/1989 to     Senior Vice President,        5            None
11800 Pebblepoint                        01/07/2008       Corporate Finance,
Pass Carmel,                                              American United Life
Indiana 46033                                             Insurance Company(R)
age 71                                                    (5/01/1977 until his
                                                          retirement on 4/01/2000)

MANAGEMENT INFORMATION (CONTINUED) (UNAUDITED)

The following table shows the Executive Officers of the Fund, their addresses, their ages, their positions with the Fund, their terms of office and length of time served in such positions, and their principal occupations during the past five years.

                         CURRENT POSITION    TERM OF OFFICE AND     PRINCIPAL OCCUPATIONS DURING
NAME AND AGE IN 2007*    WITH THE FUND       LENGTH OF SERVICE      THE PAST FIVE YEARS
-------------------------------------------------------------------------------------------------------------------------
DAYTON H. MOLENDORP      President           Indefinite,            Chairman, American United Life Insurance
age 60                                       9/27/04 to             Company(R) (2/2007 to Present) President and CEO,
                                             present                American United Life Insurance Company(R) (9/2004
                                                                    to Present); Executive Vice President, American
                                                                    United Life Insurance Company(R) (2/2003 to 9/2004);
                                                                    Senior Vice President, Individual Division, American
                                                                    United Life Insurance Company(R) (9/1999 to 2/2003);

CONSTANCE E. LUND        Treasurer           Indefinite,            Senior Vice President, Corporate Finance,
age 54                                       2/2/00 to present      American United Life Insurance Company(R)
                                                                    (1/2000 to present)

THOMAS M. ZUREK          Secretary           Indefinite,            General Counsel & Secretary, American United
age 59                                       12/13/02 to present    Life Insurance Company(R) (8/2002 to present)

DANIEL SCHLUGE           Assistant           Indefinite,            Controller, American United Life Insurance
age 47                   Treasurer           2/23/07 to present     Company(R) (7/2000 to present)

RICHARD M. ELLERY        Assistant           Indefinite,            Associate General Counsel, American
age 36                   Secretary and       8/24/07 to present     United Life Insurance Company(R) (1/2007
                         Chief Compliance                           to present); Assistant General Counsel,
                         Officer                                    American United Life Insurance Company(R)
                                                                    (5/2004 to 1/2007); Senior Counsel (11/2001 to 5/2004)

*The executive officers may be reached at One American Square, Indianapolis, IN 46282.

The Fund's Statement of Additional Information contains additional information about the Fund's Directors and is available without charge, upon request, by calling 1-800-249-6269.

                              (This Page Intentionally Left Blank)

[LOGO OF ONEAMERICA]

P-12757  12/31/07

P-12757 OA Funds report 200712311-2   1-2

OneAmerica(R) Funds, Inc.
One American Square, P.O. Box 368
Indianapolis, IN 46206-0368
(317) 285-1111
www.oneamerica.com

(C) 2007 OneAmerica Financial Partners, Inc. All rights reserved. OneAmerica(R) and the OneAmerica banner are all registered trademarks of OneAmerica Financial Partners, Inc.

                                                                P-12757 12/31/07

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b) Not applicable.

(c) There were no amendments to the Code of Ethics in 2007.

(d) The registrant has not granted a waiver or an implicit waiver from its Code of Ethics during the period covered by the shareholder report presented in
    Item 1 of this report.

(e) Not applicable.

(f) The registrant's Code of Ethics is attached as an exhibit in Item 12 of this report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant's Audit Committee has determined that Mr. Gilbert F. Viets is the "audit committee financial expert." This audit committee member is "independent," meaning that he is not an "interested person" of the Registrant (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940) and he does not accept any consulting, advisory, or other compensatory fee from the Registrant (other than in his capacity as a Board or committee member).

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees - The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $50,000 for 2007 and $46,500 for 2006.

(b) Audit Related Fees - There were no fees billed in either of the last two years for any audit related fees not reported in
                         Item 4(a).

(c) Tax Fees - The aggregate fees billed in each of the last two fiscal years for tax compliance, tax advice, tax planning, or tax preparation by the principal accountant to the registrant are $12,860 for 2007 and $11,900 for 2006.

(d) All Other Fees - There were no fees billed to the registrant in either of the last two fiscal years for any services other than those reported in paragraphs (a) - (c) of this Item 4.

(e) (1) The Audit Committee of the registrant meets with the principal accountant and management to review and pre-approve all audit services, tax services, and any other services to be performed by the principal accountant. All services performed by the principal accountant must be pre-approved. The Board of Directors authorized the Audit Committee to approve specific details regarding the engagement for audit and non-audit services, the full Board having previously determined no conflict exists in the provisions of such services in light of all other services provided by the consultant.

    (2) 100% of the services described in paragraphs (b) - (d) of this item were pre-approved by the Audit Committee of the registrant.

(f) No disclosure is required for this Item 4(f) by the registrant in 2007.

(g) The aggregate non-audit fees billed to the registrant by the principal accountant for the last two fiscal years are $12,860 for 2007 and $11,900 for 2006. The non-audit fees billed by the principal accountant to the registrant's investment adviser are $95,000 for 2007 and $107,674 for 2006.

(h) The Audit Committee has considered whether any provision for non-audit services performed by the principal accountant that were not pre-approved is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Schedule is included as part of the report to shareholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT
       COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
        INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.

    (a) The President and Treasurer of the registrant have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30-3(c) under the Investment Company Act of 1940, as amended) provide reasonable assurances that material information relating to the Fund is made known to them by appropriate persons, based on their evaluations of these controls and procedures as of a date within 90 days of the filing of this report.

    (b) There were no significant changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) (1) Code of Ethics.

(a) (2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) are attached hereto.

(b) Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a- 2(b)) are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant) OneAmerica Funds, Inc.

By (Signature and Title)*           /s/ Dayton H. Molendorp
                       ---------------------------------------------------------
                                    Dayton H. Molendorp, President
Date
    ----------------------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*           /s/ Dayton H. Molendorp
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                                    Dayton H. Molendorp, President
Date
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By (Signature and Title)*           /s/ Constance E. Lund
                         -------------------------------------------------------
                                    Constance E. Lund, Treasurer
Date
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* Print the name and title of each signing officer under his or her signature.